                                                                   Exhibit 10.29


          DATE                     SIXTEENTH OCTOBER             1989
          -------------------------------------------------------------


          (1)                      DANBUILD INVESTMENTS (U.K.) LIMITED

          (2)                      SYNON LIMITED


          -------------------------------------------------------------

                                    L E A S E

               of premises at 77-85 Fulham Palace Road, London W6

          -------------------------------------------------------------



                                   Lipman Bray

                                   Thrutchley House

                                   1 Bickenhall Street

                                   London W1H 31A


                                   Re: TGM/


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                               H.M. LAND REGISTRY

                       Land Registration Acts (1925-1971)

                                  LEASE OF PART
                                  -------------

[DATE STAMP]

London Borough:                                    London Borough of
                                                   Hammersmith & Fulham

Freehold Title No:                                 NGL551831

Property:                                          4th floor Block A (Elsinore
                                                   House), 77-85
                                                   Fulham Palace Road, London W6


DATE:   SIXTEENTH OCTOBER 1989


THIS LEASE is made BETWEEN (1) The Lessor and (2) The Tenant referred to in the following particulars


                                   PARTICULARS
                                   -----------

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The Lessor                                 DANBUILD INVESTMENTS (U.K.) LIMITED
                                           whose registered office is c/o
                                           Bright Grahame Muriel Chartered
                                           Accountants, 124-130 Seymour
                                           Place,London
                                           W1H 6AA

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The Tenant                                 SYNON LIMITED
                                           whose registered office is at 19 St
                                           Pauls Road London N1 2YW
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The Building                               Block A, (Elsinore House)
                                           77-85 Fulham Palace London W6 shown
                                           edged brown on Plan 1
--------------------------------------------------------------------------------
The Premises                               Fourth floor Premises edged red on
                                           Plan 2 and further defined in the
                                           First Schedule
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The Term                                   From and including lst July 1989 for
                                           a period of 25 years ending on 30th
                                           June 2 subject to the provisions in
                                           this Lease for earlier termination.

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The Rent Commencement
Date                                       One month from the date hereof

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The Initial Rent                           THREE HUNDRED AND EIGHT THOUSAND
                                           FOUR HUNDRED AND TWENTY FIVE POUNDS
                                           STERLING per annum
                                           (pound 308,425.00 p.a.)

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The Review Dates                           1st July 1994      1st July 2004
                                           1st July 1999      1st July 2009

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The Permitted Use                          As offices and for the purpose of
                                           holding educational seminars and
                                           courses

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The Car Parking Spaces                     FOUR (4) car parking spaces

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The Tenant's Break Date                    30th June 2004

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The Lessor's Break Date                    30th June 2005

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DEFINITIONS

1.       IN THIS LEASE unless the context otherwise requires:-


         1.1 The expressions in the first column of the Particulars shall have the meanings given to them in the second column of the Particulars and the Particulars form part of this Lease

         1.2 "the Lessor" includes the person for the time being entitled to the reversion immediately expectant on the Term and any superior landlord

         1.3     "the Tenant" includes the successors in title of the Tenant

         1.4 "the Tenant or anyone connected with it" means any of the Tenant its employees agents licensees invitees and anyone else





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                 on the Estate expressly or impliedly with the authority of the
                 Tenant

         1.5 "the Gurantor" includes the estate and personal representatives of the Guarantor)

         1.6 "the Term" includes any continuation or extension thereof or any period of holding over in each case whether by statute or common law

         1.7     "the Rent" means:-

                 1.7.1 From the date hereof until the Rent Commencement Date a peppercorn (if demanded)

                 1.7.2 From the date hereof until the first of the Review Dates the Initial Rent

                 1.7.3    Thereafter the Reviewed Rent

         1.8 "the Reviewed Rent" means the Rent computed in accordance with the terms of the Fifth Schedule

         1.9 "the Rent Payment Days" means 1st, January 1st, April 1st July and 1st October

         1.10    "the Granted Rights" means the rights set out in the Second
                 Schedule

         1.11    "the Reserved Rights" means the rights set out in the Third
                 Schedule

         1.12 "the Estate" means the property known as 77-85 Fulham Palace Road London W6 being the land comprised in the freehold title mentioned above shown edged green on Plan 1 and the buildings from time to time on it

         1.13 "the Car Park" means the car park in the basement of Blocks B and C (being the buildings on the parts of the Estate erected or in the course of erection shown for the purpose of identification only edged blue and purple respectively on Plan
                 1) and including the entrances driveways access ramps roadways and other areas in or ancillary to it

         1.14 "the Roadways" means the roads from time to time on the Estate including the entrances driveways access ramps and roadways forming part of the Car Park





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



         1.15 "the External Areas" means the Roadways and the forecourts landscaped areas and other external areas on the Estate from time to time and the boundary walls and fences of the Estate

         1.16 "the Common Parts" means the entrance halls landings staircases corridors, lifts, toilets and other parts of the Building the use of which is or may be common to the Tenant and the occupiers of any other part of the Building

         1.17 "Adjoining Property" means any neighbouring or adjoining land or property in which the Lessor or a Group Company has now or at any time during the Term shall have acquired a freehold or leasehold interest

         1.18     "Insured Risk" means any of the risks referred to in Clauses
                  7.2.1 and 7.2.2 and any other risks against which the Lessor shall at the time of the damage or destruction in question have reasonably effected insurance subject to the excesses exclusions or limitations referred to in Clause 7.1.1.2

         1.19    "the Policy" means the insurance policy referred to in clause 7

         1.20     "the Insurance Contribution" means the total of:-

                 1.20.1 the fair proportion (as determined by the Surveyor acting as an independent expert and not as an arbitrator) of the sums payable by the Lessor by way of premiums for insuring the Estate against the insured Risks referred to in clause 7.2.1 and 7.2.2; and

                 1.20.2 all of the sums payable by the lessor by way of premiums for insuring against loss of the Rent payable under this Lease from time to time (having regard to reasonable sums in respect of any review of the Rent which may become due under this lease) for five (5) years; and

                 1.20.3 all of any increased premium payable for any such insurance relating to the Premises or to any other part of the Estate and/or the loss of the rents payable under this Lease or the lease of any other part of the Estate as a result of any act or omission of the Tenant or anyone connected with it





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



         1.21 "the Services" means the services and other matters set out in the Sixth Schedule

         1.22 "the Surveyor" means any person or firm appointed by or acting for the Lessor from time to time (including an employee of the Lessor or a Group Company) appointed by the lessor to perform the function of a surveyor for any purpose of this Lease

         1.23 "the Accountant" means any independent Accountant or firm of Accountants appointed by or acting for the Lessor from time to time or and independent Chartered Surveyor) or firm of Chartered Surveyors who (in the case of surveyors) shall be experienced in the preparation and auditing of service charge accounts to perform the function of an accountant for any purpose of this lease

         1.24 "the Managing Agent" means any person or firm appointed by or acting for the lessor from time to time (including an employee of the lessor or a Group Company) to collect the rents from and to manage the Estate

         1.25 "Accounting Period" means a year commencing on 1st January or such other date and/or period as the Lessor shall from time to time decide

         1.26 "the Total Service Cost" means the aggregate amount in each Accounting Period of:-

                  1.26.1 The amounts properly incurred by or on behalf of the Lessor in providing all or any of the Services

                  1.26.2 The amounts properly incurred by or on behalf of the Lessor in connection with any of the matters referred to in the Seventh Schedule

                  1.26.3 The amounts considered reasonably appropriate by the Managing Agent or the Surveyor acting as an independent expert and not as an arbitrator as a reserve towards future expenses of a periodical or non-annually recurring nature in connection with any of the Services or the said matters

                  1.26.4 Value added tax payable on or in connection with any of the said amounts save insofar as the Lessor can recover the same





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                  1.26.5   The costs incurred by the Lessor of and in connection
                           with the obligation set out in clause 5.4 less any sums actually recovered by the Lessor pursuant to its obligations set out in clause 5.4

         1.27 "the Service Charge" means the fair proportion or fair proportions of the Total Service Cost attributable to the Premises as determined from time to time by the Surveyor (acting as an independent expert and not as an arbitrator) PROVIDED THAT:-

                  1.27.1 different proportions may be applied to different items within the Total Service Cost or to different amounts within the same item; and

                  1.27.2 no part of the Total Service Cost shall be deemed to be attributable to the Car Park notwithstanding that expenditure relating to the Car Park forms part of the Total Service cost

                  1.27.3 the fair proportion shall be calculated on the basis that all premises on the Estate intended to be let have been let and that all the Tenants of the Building and the Estate are contributing a fair and reasonable proportion to the respective elements of the Total Service Cost

         1.28 "The Interim Charge" means four equal instalments such sums to be paid in advance on account of the Service Charge for an Accounting Period as the Lessors or the Managing Agents shall from time to time specify to be a fair and reasonable estimate of the Service Charge that will be payable by the Tenant for that Accounting Period PROVIDED THAT the Lessor may revise such estimate during an Accounting Period if it shall be fair and reasonable to do so in the circumstances and the remaining instalments in such Accounting Period shall be adjusted accordingly

         1.29 "the Service Conduits" means pipes wires cables sewers drains gutters flues other conducting media and any items similar to any of them and all valves chambers covers fixings and similar items ancillary to any of them





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





         1.30 "the Planning Acts" means the Town and Country Planning Acts 1971 to 1985 and any regulations or orders made under the authority of any such Act (but subject to clause 2.6)

         1.31 "enactment" means any statute Statutory Instrument order or byelaw issued by any competent authority for the time being and from time to time in force and any rule regulation scheme plan or direction issued under or deriving authority from any of them

         1.32 "decorate" means and includes decorate paint paper varnish treat and polish and the like (as the specific instance may require) and decoration shall be construed accordingly

         1.33 "Interest" means interest during the period from the date on which the payment is due or from such other date as may be specified in this Lease to the date of payment (both before and after any judgment) at 4% above the base rate from time to time of Royal Bank of Scotland plc or such other British Town clearing bank as the lessor may from time to time nominate or should such base rate cease to exist such other rate of interest as is most closely comparable with the Interest Rate to be agreed between the parties or in default of agreement to be determined by the Accountant (acting as an expert and not as an arbitrator)

         1.34    "the 1954 Act" means the Landlord and Tenant Act 1954

         1.35 "Group Company" means a company that is from time to time a member of the same Group as the Lessor or Tenant as the case may be within the meaning of section 42 of the 1954 Act

         1.36 References to "the last year of the Term" include the last year of the Term if the same shall determine otherwise than by effluxion of time and to "the end of the Term" include such sooner determination of the Term

         1.37 "the Premises" and "the Estate" include any part of the Premises and any part of the Estate respectively

         1.38 "the parties" or "party" shall mean the Lessor and/or the Tenant but excludes the Guarantor

         1.39 "Development" has the meaning given by Section 22 of the Town and Country Planning Act 1971

         1.40    "act or default" means act default negligence or omission





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         1.41    "rates" means general water and other rates taxes charges
                 community charge assessments impositions and outgoings of whatever nature but shall not include any tax payable as a direct result of any dealings by the Lessor with its reversionary interest in the Estate and/or the Building and/or the Premises or any income tax or corporation tax payable by the Lessor on any rents under this Lease or any other lease or licence of whatsoever nature on the Estate

         1.42 "planning permission" means any of planning permission listed building consent conservation area consent and any other permission or consent under the Planning Acts

         1.43 "the General Specification" means the General Specification for the West Six Centre a copy of which is annexed to this Lease

         1.44 "the Additional Works Specification" means the Additional Works Specification a copy of which is annexed to this Lease

         1.45 Any reference to "this Lease" is a reference to this Lease as varied amended or supplemented from time to time and includes a reference to any document which varies amends or is supplemental to or made or given pursuant to or in accordance with any of the terms of this Lease


INTERPRETATION

2.       In this Lease:-

         2.1 Any obligation in this lease not to do an act or thing shall be deemed to include an obligation not to permit or suffer that act or thing to be done

         2.2 The singular shall include the plural and the masculine shall include the feminine and neuter

         2.3 Where the Tenant comprises more than one person the covenants on the part of such party shall be joint and several

         2.4 References to any right of the Lessor to have access to the Premises shall be construed as extending to all persons authorised by the Lessor (including agents, professional advisers, contractors, workmen and others)

         2.5 References to any right of the Tenant shall be construed as extending to all persons authorised by the Tenant (including





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                 authorised undertenants agents professional advisers
                 contractors workmen servants and others

         2.6 Any reference to a specific statute includes any statutory extension or modification or re-enactment of such statute and any regulations or orders made under it (except in the case of the definitions of "the 1954 Act" and "Group Company")

         2.7 The paragraph headings do not form part of this lease and shall not be taken into account in its construction or interpretation

         2.8 References to clauses or schedules are to clauses or schedules in this Lease and references in a schedule to clauses are to clauses in that schedule

DEMISE

3.       The Lessor demises to the Tenant for the Term the Premises:-

         3.1 together (in common with the Lessor and all others authorised by it or otherwise entitled) with the Granted Rights but subject to temporary interruption for repair alterations replacement or other works and so far as reasonably practicable in the circumstances not materially to interfere with the use and enjoyment by the Tenant of the Premises); but

         3.2 excepting and reserving to the Lessor and all others authorised by it or otherwise entitled the Reserved Rights; and

         3.3 subject to the matters contained or referred to in entries numbered 1, 4, 5, 6 and 10 of the Charges Register of the title above mentioned insofar as they still subsist and relate to the Premises or the Granted Rights the Tenant paying to the Lessor by way of rent without any deductions whatsoever the Rent which shall be paid by equal quarterly payments in advance an the Rent Payment Days the first payment being made on the execution of this Lease in respect of the period from the Rent Commencement Date to the next following Rent Payment Day

TENANT'S COVENANTS

4. The Tenant covenants with the lessor to observe and perform the covenants and obligations contained in the Fourth Schedule

LESSOR'S COVENANTS



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5.       Subject to and conditionally upon the Tenant paying the Rent the
         Interim Charge the Service Charge and all other moneys payable under this lease and performing and observing the covenants on the part of the Tenant and the conditions and agreements contained in this Lease the Lessor covenants with the Tenant as follows:-

         5.1 to permit the Tenant to peaceably hold and enjoy the Premises during the Term without any lawful interruption by the Lessor or any person claiming under or in trust for the Lessor; and

         5.2 to perform the Services except insofar as it is beyond the Lessor's reasonable control including (without limitation) any failure or interruption in any of the Services by reason of necessary repair, replacement, maintenance of any installations or apparatus, or their damage or destruction, or by reason of mechanical or other defect or breakdown, or frost or other inclement conditions, or shortage of fuel, materials, water or labour , or any other cause PROVIDED THAT the Lessor uses all reasonable endeavours to remedy the same as soon as reasonably practicable and PROVIDED THAT the Lessor shall not be liable to the Tenant in respect of any act default omission or negligence of any porter attendant or other person undertaking the Services or any of them on behalf of the Lessor

         5.3 At the reasonable request and at the sole cost of the Tenant (but the Landlord shall give credit for recovery of any costs from any third party) and upon the Tenant giving an indemnity to the Lessor for payment of all costs and expenses reasonably to be incurred by the Lessor (including reasonable reimbursement for time spent by the Lessor) and upon payment from time to time of such sums by way of security for costs and expenses as maybe reasonably requested to take all action reasonably necessary (including legal proceedings) for the benefit and protection of the Premises against any tenant of the Building of any part of the Estate so as to compel such tenant or tenants to comply with the terms of any lease between the Lessor and such tenant

         5.4 To take such steps as are reasonable (including if necessary the institution and prosecution of legal proceedings) to





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                 enforce the obligations of contractors sub-contractors
                 architects and engineers pursuant to their several contracts with the Lessor in relation to the construction of the Premises and/or the Building and the Lessor shall hold all and any monies received in accordance with the provisions of Clause 8.10 hereof

         5.5 To observe and perform the covenants (whether restrictive or otherwise) and stipulations to which the Landlords reversionary interest in the Estate is or may from time be subject (while the reversion is vested in it but not after it shall have parted with the reversion) and fully indemnify the Tenant in respect of any breach or non observance thereof

FORFEITURE

6.       If:-

         6.1 the Rent or any part shall at any time be unpaid for twenty-one days after becoming payable (whether formally demanded or not); or

         6.2 any other sum due from the Tenant under the terms of this Lease shall at any time be unpaid for twenty-one days after the later of demand and becoming payable; or

         6.3 any of the Tenant's covenants or obligations in this Lease shall not be performed or observed; or

         6.4     in relation to the Tenant(being a company)

                 6.4.1 a proposal is made for a voluntary arrangement pursuant to Part I Insolvency Act 1986; or

                 6.4.2 a petition is reasonably and properly presented for an administration order pursuant to Part II of that Act; or

                 6.4.3 a petition is reasonably and properly presented pursuant to Part IV of that Act or a resolution reasonably and properly proposed for winding-up in either case whether compulsory or voluntary or a meeting is convened or a resolution is proposed for


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                          the purchase redemption or reduction of any part of
                          the issued share capital of the Tenant (whether or not to comply with S.142 Companies Act 1985) (except in any such case for a reconstruction or amalgamation not involving or arising out of insolvency); or

                 6.4.4 a receiver is appointed of the whole or any part of its assets or undertaking (whether or not an administrative receiver as defined in S.29(2) of the Insolvency Act 1986)



         6.5     in relation to the Tenant (being an individual)



                 6.5.1 an application is reasonably and properly made for an interim order pursuant to Part VIII of that Act; or



                 6.5.2 a petition is presented for bankruptcy or a bankruptcy order is made pursuant to Part IX of that Act; or



                 6.5.3    an insolvency practitioner is appointed pursuant to
                          S.273 of that Act; or

         6.6 the Tenant shall make a composition with creditors which would in the Lessors reasonable opinion materially affect the Tenants ability to perform its covenants hereunder

         6.7 any distress or execution is levied on any of the Tenants' goods or property which would in the Lessors reasonable opinion materially affect the Tenants ability to perform its covenants hereunder

         (and in every case if the Tenant is more than one person if any of the said matters shall occur in relation to any one of them then and in any such case the Lessor may at any time thereafter re-enter upon the Premises in the name of the whole and thereupon this demise shall absolutely determine but without prejudice to the right of action of the Lessor in respect of any antecedent breach





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         (including if applicable that in relation to which the Lease is forfeited) of the Tenant's covenants or the conditions contained in this lease



7.       INSURANCE

         7.1 Subject to and conditionally upon the Tenant paying the Insurance Contribution the Lessor covenants with the Tenant:-

                 7.1.1    to insure the Estate

                          7.1.1.1 unless such insurance shall be vitiated by any act of the Tenant or by anyone connected with the Tenant; and

                          7.1.1.2 subject to such excesses exclusions or limitations as the Lessor's insurers may reasonably require in such insurance office of repute or with such underwriters and through such agency as the Lessor may from time to time reasonably and properly decide in as being the full cost of rebuilding or reinstatement including architects, surveyors and other professional fees, the cost of debris removal, demolition, site clearance, any works as a result of such rebuilding or reinstatement that may be required by statute and incidental expenses

                 7.1.2 produce to the Tenant on request (but if more than once a year then at the Tenant's expense) a copy of the Policy and the last premium receipt or other reasonable evidence of the terms of the Policy and the fact that the last premium has been paid

                 7.1.3 notify the Tenant of any material change in the risks covered by the Policy

                 7.1.4 procure that the interest of the Tenant and any mortgagee or chargee is noted on the Policy (and which shall be deemed satisfied by a general note on the policy that the interests of tenants are noted)

         7.2     Such insurance shall be against:-

                 7.2.1 loss or damage by fire, explosion, storm, lightning,earthquake, explosion, subsidence, tempest, flood,





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



                          burst pipes, impact, and (in peacetime) aircraft and articles dropped therefrom, riot heave, civil commotion and malicious damage and such other risks insurance against which the Lessor may (but without obligation) from time to time reasonably decide

                 7.2.2 liability of the Lessor arising out of or in connection with any matter involving or relating to the Estate; and

                 7.2.3 the loss of the Rent payable under this Lease from time to time (having regard to any reasonable sums in respect of review of rent which may become due under this Lease) for five years

         7.3     If

                 7.3.1 the Premises or access to then are destroyed or damaged by an Insured Risk so that the Premises or any part of them are unfit for occupation or use, and

                 7.3.2 the insurance of the Premises has not been vitiated by the act or default of the Tenant or anyone connected with it the Rent or a fair proportion of it according to the nature and the extent of the damage sustained the amount of such proportion in case of dispute to be determined by the Surveyor (acting as an expert and not as an arbitrator) shall be suspended and cease to be payable until the Premises, the damaged part, or the access (as the case may be) shall have been reinstated so that the Premises the damaged part or the access are made fit for occupation or use or until the expiration of five years from the date on which the destruction or damage occurred whichever is the shorter

         7.4     If

                 7.4.1 the Premises are damaged or destroyed by an Insured Risk, and

                 7.4.2 the payment of the insurance monies is not refused in whole or in part by reason of any act or default of the Tenant or anyone connected with it the Lessor will subject to clause 7.5.7 with all convenient





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                  speed take such necessary and proper steps to obtain any
                  planning permissions or other permits approvals and consents that may be required under the Planning Acts or other enactment to enable the Lessor to rebuild and reinstate the Premises and will as soon as these have been obtained spend and lay out all monies received in respect of such insurance (except sums in respect of loss of rent) in rebuilding or reinstating the Premises so destroyed or damaged and meeting the related professional fees provided that the Lessor shall not be liable to rebuild or reinstate the Premises if:-

                 7.4.3 the Lessor is unable (having used all reasonable endeavours) to obtain all planning permissions, permits and consents necessary to execute such rebuilding and reinstating; or

                 7.4.4    if this Lease shall be frustrated; or

                 7.4.5 if the rebuilding or reinstating is prevented for any other reason beyond the control of the Lessor in any of which cases:-.

                 7.4.6 all the insurance monies shall belong to the Lessor absolutely and the Lessor shall accordingly be entitled to retain them; and/or

                 7.4.7 the Lessor may by giving to the Tenant not later than three years after the date of damage two months notice in writing determine this demise (unless this Lease shall before such notice is given have been frustrated or otherwise determined) (but without prejudice to any claim by the Lessor in respect of any antecedent breach of covenant) and any dispute under this clause shall be determined by the Surveyor (acting as an independent expert and not as an arbitrator)

         7.5     The Tenant covenants with the Lessor:

                 7.5.1    to pay the Insurance Contribution on demand

                 7.5.2 not to do or omit anything that could cause any policy of insurance relating to the Estate to become void or voidable wholly or in part nor (unless the Tenant shall have previously notified the lessor and have





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                          agreed to pay the increased premium) anything by
                          which additional insurance premiums may became payable

                 7.5.3 to keep the Premises supplied with such fire fighting equipment as the insurers or the fire authority may require and to maintain the same to their satisfaction

                 7.5.4 not to store or bring on to the Premises any article, substance or liquid of a specially combustible, inflammable or explosive nature and to comply with the requirements and recommendations of the fire authority and/or the insurers and the reasonable requirements of the Lessor as to fire precautions relating to the Premises

                 7.5.5 not to obstruct the access to any fire equipment or the means of escape from the Premises

                 7.5.6 to give notice to the lessor immediately any event occurs which might affect the Policy

                 7.5.7    if the Estate is damaged or destroyed either:

                          7.5.7.1 by an Insured Risk and the insurance money
                                  under the Policy is by reason of any act or omission of the Tenant or anyone connected with it wholly or partially irrecoverable; or

                          7.5.7.2 as a result of the act or omission of the
                                  Tenant or anyone connected with the Tenant

                          to pay to the Lessor on demand with Interest the amount of such insurance money so irrecoverable in which event the provisions of clause 7.4 shall apply

                 7.5.8 if at any time the Tenant shall be entitled to the benefit of any insurance on the Premises (which is not effected or maintained in pursuance of any obligation contained in this lease) to apply all monies received by virtue of such insurance in making good the loss or damage in respect of which it shall have been received

                 7.5.9 if required by any enactment to obtain a fire certificate for the Premises and on request to produce it to the Lessor for inspection

SERVICE CHARGE


8.1 The first payment of the Interim Charge (on account of the Service Charge for the Accounting Period during which this lease is executed) shall be paid by the Tenant to the Lessor on the execution of this lease and thereafter the Interim Charge shall be paid by the Tenant to the lessor by payments in advance on the Rent Payment Days

8.2 If the Interim Charge paid by the Tenant for any Accounting Period plus any balance carried forward from the previous Accounting Period together exceed the Service Charge for the Accounting Period then such excess shall be carried forward by the Lessor and credited to the account of the Tenant in computing the Service Charge in the next Accounting Periods

8.3 If the Service Charge for any Accounting Period exceeds the Interim Charge paid by the Tenant for that Accounting Period plus any balance carried forward from the previous Accounting Period then the Tenant shall pay such excess to the lessor within twenty-one days after service upon the Tenant of the certificate referred to in the following paragraph

8.4 As soon as reasonably practicable after the end of each Accounting Period the Lessor shall serve or shall procure that there is served upon the Tenant a certificate signed by the Lessor the Surveyor or the Accountant containing the following information:

         8.4.1 The amount of the Total Service Cost for that Accounting Period with a summary of that amount showing the principal constituent items

         8.4.2   The amount of the Service Charge for that Accounting Period;
                 and

         8.4.3 The amount of the Interim Charge paid by the Tenant for that Accounting Period and of any balance carried forward from the previous Accounting Period

         8.4.4 A schedule showing the amount and aggregate amounts of any reserves created pursuant to the relevant provisions of this Lease

8.5.1    Save as hereinafter provided the said certificate and
                 schedules shall be conclusive evidence for the purposes of this Lease of all matters of fact to which they contain reference save in relation to any patent error or omission

         8.5.2 The Tenant nay at any reasonable time by prior appointment with the Lessor but at its own cost inspect the records and vouchers relating to the amount of the Total Service Costs for: an Accounting Period during the period of one month after the service of the certificate for that Accounting Period pursuant to clause 8.4

         8.6 In respect of the Accounting Periods current at the date of this lease and at the end of the Term the Service Charge shall be apportioned on a daily basis and the provisions of this clause 8 shall continue to apply after the end of the Term in respect of the then current Accounting Period

         8.7 In no event shall the Service Charge be increased or altered by reason only that at any relevant time any part of the Estate intended for letting may be vacant or be occupied by the Lessor or that any tenant or other occupier of another part of the Estate may default in payment of his service charge

         8.8 The Tenant shall not be entitled to object to the Service Charge (or any item comprised in it) or otherwise on any of the following grounds:-

                 8.8.1 the inclusion in a subsequent Accounting Period of any item of expenditure or liability omitted from the Service Charge for any preceding Accounting Period

                 8.8.2 an item included at a proper cost might have been provided or performed at a lower cost or

                 8.8.3 disagreement with any estimate of future expenditure for which the lessor requires to make provision so long as the Lessor has acted reasonably and in good faith and in the absence of manifest error or

                 8.8.4 the manner in which the lessor exercises its discretion in providing services so long as the Lessor acts in good faith and in accordance with the principles of good estate management or

                 8.8.5 the employment of the Managing Agents to carry out and provide on the Lessor's behalf any of the services or matters referred to in the Seventh Schedule

         8.9 Nothing in this Lease shall oblige the Lessor to incur any of the items of expenditure referred to in the Seventh Schedule or to establish and/or maintain any such provision as is referred to in paragraph 19 of the Seventh Schedule or to maintain such a provision at any particular level

         8.10 All sums received by the Lessor in respect of the provision referred to in paragraph 19 of the Seventh Schedule shall be credited to an account separate from the Lessor's own money and shall be held by the Lessor on trust during the Term for the persons who from time to time shall be tenants of the Estate to apply the same and any interest accruing on it for the purposes set out in the said paragraph 19 and at the expiry of the Term the fair proportion of any such sums an expenditure attributable to the Premises shall be paid to the person who shall then be the tenant of the Premises or if the Premises shall not then be let such fair proportion shall belong to the Lessor absolutely

         8.11 For the avoidance of doubt any sums in respect of which recovery may be made pursuant to Clause 5.4 shall be included in the Total Service Cost and the Service Charge shall be payable accordingly notwithstanding the prospect of such recovery

9. The Insurance Contribution the Interim Charge the Service Charge any interest on any of them and any other sums payable by the Tenant to the Lessor under the terms of this lease shall be payable by way of further rent.

10. The Lessor shall not be liable or responsible for any damage suffered by the Tenant or anyone connected with it through any defect in under or upon the Premises except insofar as any such liability is covered by insurance effected by the Lessor.

11. The Tenant's covenants shall remain in full force both at law and equity notwithstanding that the lessor shall have waived or released temporarily or permanently revocably or irrevocably or otherwise a similar covenant or similar covenants affecting any other part of the Estate or Adjoining Property

12. The Tenant acknowledges that no warranties are given or implied in the granting of this lease by or on behalf of the Lessor that the use to which the Tenant proposes to put the Premises nor any alterations or additions which the Tenant may now or subsequently decide to carry out will not require planning permission under the Planning Acts.

13. The Tenant acknowledges that this Lease has not been entered into by it in reliance wholly or partly on any statement or representation made by or on behalf of the Lessor except for replies in writing given prior hereto by the Lessor's solicitors enquiries raised in writing with them by the Tenant's solicitors.

14. Except where any statutory provision prohibits the Tenant's right to compensation being reduced or excluded by agreement the Tenant shall not be entitled to claim from the Lessor on quitting the Premises or any part thereof any compensation under the 1954 Act.

15.      If

         15.1 the Tenant gives to the Lessor notice in writing to that effect such notice to be received by the Lessor not later than 9 months before the Tenant's Break Date (as to which time shall be of the essence); and

         15.2 the Tenant's covenants and the conditions in this lease shall in all material respects be observed and performed up to and including the Tenant's Break Date then this Lease shall determine and the Term shall end on the Tenant's Break Date but without prejudice to the rights and remedies of the Lessor in respect of any antecedent breach non-observance or non- performance of any of the Tenant's covenant or the conditions contained in this lease

16. If the Lessor gives to the Tenant not less than six months prior notice in writing to that effect (as to which time shall be of the essence) then this Lease shall determine and the Term shall end on the Lessor's Break Date but without prejudice to the rights and remedies of the Lessor in respect of any antecedent breach non-observance or non-performance of any of the Tenant's covenant or the conditions contained in this Lease

17. The Lessor and the Tenant hereby acknowledge for the avoidance of doubt that any costs incurred by the Lessor in the initial development of the Estate, the construction and fitting out of the Building and the Common Parts and the initial provision of the Roadways and the External Areas and all other initial capital expenditure relating to the development of the Estate by the lessor shall not be included in the Total Service Cost nor any part of the Service Charge payable by the Tenant.

         18.1 In this clause "the Tenant" means Synon Limited and its successors in title by virtue of a reconstruction or amalgamation of Synon Limited or any such successor in title but not its other successors in title

         18.2 On or before the signing of this Lease the Tenant has procured from Midland Bank PLC a guarantee ("the Guarantee") in the form annexed to this Lease for the purpose of guaranteeing the payment of the Rent and the performance of the Tenant's covenants contained in this Lease

         18.3 The Tenant hereby further covenants with the Lessor as follows:-

                 l8.3.1 During the period of 30 days prior to the expiry of the Guarantee or any guarantee procured by the Tenant in favour of the Lessor pursuant to this sub-clause and subject to sub-clause 3.3 hereof the Tenant shall use reasonable endeavours to obtain a further guarantee in favour of the Lessor from a member of the committee of London & Scottish Bankers in substantially the same form as the Guarantee and for a period of three years and for the same amount as the guarantee then expiring which it is to replace PROVIDED ALWAYS that such replacement guarantee can be obtained at reasonable cost to the Tenant.

                 18.3.2 If by the date of expiry of the Guarantee or any other guarantee procured by the Tenant in favour of the Lessor pursuant to the provisions of sub-clause 18,3.1 the Tenant shall not have complied with its obligations to procure a further guarantee in favour of the Lessor or be able to obtain a guarantee at reasonable cost to the Tenant it accordance with its obligations under sub-clause 3.1 the Tenant shall forthwith deposit with the Lessor a sum equal to one year's rent as due under the lease such sum to be he] by the Lessor under the terms of a Rent Security Deposit Deed in such form reasonably required by the Lessor and by which inter alia the Tenant shall charge the said sum in favour of the Lessor with the due payments of the rent and the due performance and observance of the covenants on the part of the Tenant and the conditions contained in this Lease such deed to be duly executed by the Lessor and the Tenants

                 18.3.3 If the Tenant proves to the satisfaction of the Landlord that net profit after tax in each case of the three financial years ending last of not less than 3 times the Rent at such date then this requirement to provide a guarantee shall immediately cease.

                 18.3.4 The Tenants shall pay to the Lessor forthwith on demand all reasonable and proper costs incurred by the Lessor in connection with the procuring of any such guarantee or in connection with any such rent security deposit deed

IN WITNESS of which the Parties have executed this Lease





                               THE FIRST SCHEDULE


                                 (The Premises)


The Premises means that part of the Building specified in the Particulars and shown edged red on Plan 2 and including (for the purposes of obligation as well as grant):





1. the floors including the floor boards or other flooring materials the plinths upon which the same are laid and by which they are supported and the void between the flooring and the concrete structure beneath it

2.       the doors the windows and the frames and the glass in any of them

3.       the internal plaster or plasterboard surfaces of any load bearing wall

4. the suspended ceiling finishes and the voids above them including the brackets or other devices by which the same are attached to the concrete structure

5. one half severed vertically of non load bearing walls dividing the Premises from other parts of the Building (which walls shall be deemed to be party walls) and the entirety of any other non-load-bearing internal walls

6.       all Service Conduits which exclusively serve the Premises

7. all the Lessor's fixtures and fittings of every kind which are from time to time in or upon the Premises whether original or substituted and all other fixtures except those that can be removed by the Tenant without damaging or defacing the Premises

8.       all additions and improvements to the Premises

but excludes any part of the load bearing structure of the Building (which includes without prejudice to the generality of the foregoing the roof and foundations of the Building) other than the internal surfaces thereof



                              THE SECOND SCHEDULE


                              (The Granted Rights)


1. The free and uninterrupted passage and running of water soil gas and electricity telecommunications and other services through all Service Conduits which are now in on under or running through the Estate and which serve the Premises

2. The right for all proper purposes in connection with the use of the Premises to pass and repass



         2.1 over and along the Roadways with or without vehicles (but so that the Tenant and anyone connected with it shall not have more vehicles on the Estate at any time than the number of the Car Parking Spaces); and

         2.2 without vehicles over and along the footpaths from time to time forming part of the External Areas until such time as they or such parts of them shall be adopted as public highways

3. The right of support and protection for the benefit of the Premises as is now enjoyed from other parts of the Building

4. The right to pass and repass over along and through the Common Parts for all proper purposes in connection with the use of the Premises

5. The right to have the name or trading title of the Tenant affixed on the communal notice board to be provided by the Lessor in the entrance hall of the Building in such a position and in such manner as shall be decided by the Lessor acting reasonably in the interests of good Estate management

6. The right to use the Car Parking Spaces in such part or parts of the Estate as the Lessor shall from time to time specify for the parking of cars and for no other purpose

7. The right to enter the parts of the Building adjoining the Premise with or without workmen and equipment on no less than five days notice (save in the case of emergency) in order to comply with the Tenants' covenants herein contained

8. Subject to the Tenant first having obtained all requisite planning permissions and consents the right until such time as the Lessor shall provide a communal facility to install an aerial of such size and design and in such position as shall previously have been approved in writing by the Lessor such consent not to be unreasonably withheld or delayed for the reception of television signals from satellites but so that this right shall immediately cease and determine upon the installation by the Lessor of an aerial for the use of all Tenants of the Lessor whereupon the Tenant shall forthwith remove any aerial erected pursuant to this temporary right


                               THE THIRD SCHEDULE

                             (The Reserved Rights)

1. The free and uninterrupted passage and running of water soil gas telecommunications and other services or supply electricity through the Service Conduits which may now or in the future be in on under or running through the Premises and which may serve any other part of the Estate

2. The right at all times upon giving prior written notice (except in an emergency) to carry out any works or repairs to or to build alter or rebuild the Estate or any Adjoining Property in any manner and for any purpose notwithstanding any interference with the access of light or air to the Premises or any temporary interference or inconvenience with the Granted Rights

3. The right at all reasonable times upon giving to the Tenant not less than 5 working days notice (except in case of emergency) for the Lessor and persons authorised by it with or without tools materials and equipment to enter on the Premises:-

         3.1 for any purpose incidental to the provision of the Services and/or to carry out any works in connection with such provision



         3.2 to lay construct renew alter repair and maintain any Service Conduits in the Building

         3.3 to carry out any works or alteration incidental to the building alteration repair or rebuilding of any part of the Estate the person exercising such right making good all damage to the Premises thereby caused

4. The right at all reasonable times to enter upon the Premises for viewing and inspection and preparation of schedules of disrepair

5. The rights of light air support shelter and protection now or at any time during the Perpetuity Period enjoyed by the Estate over the Premises

6. The right to erect and retain scaffolding on or about the Building for the purpose of works to or cleaning or decoration of the Building notwithstanding that such scaffolding may temporarily restrict the access to or enjoyment or use of the Premises

7. At all times all rights easements and the like enjoyed at the date hereof by the Premises over Adjoining Property other than the Granted Rights to the intent that S.62 Law of Property Act 1925 shall not apply to this Lease


                              THE FOURTH SCHEDULE.

                              (Tenants Covenants)

Rent and Outgoings

1.1 To pay the Rent the Interim Charge the Service Charge and the Insurance Contribution at the times and in the manner set out in this Lease without any deduction and if so required by the Lessor by standing order to Bankers Credit Transfer or other similar method specified by the Lessor

1.2 To pay and discharge all rates which are now or may at any time during the Term be payable charged or assessed on or in respect of the Premises or on the landlord tenant owner or occupier thereof(or in the absence of direct assessment on the Premises a fair proportion of the same as assessed by the Surveyor acting as an expert and not as an arbitrator) and in every case any value added or other similar tax payable in respect thereof.

1.3 To pay to the suppliers and to indemnify the Lessor against all charges for all gas electricity telecommunication and other services consumed or used on or supplied to the Premises.

1.4 If the Rent the Interim Charge the Service Charge the Insurance Contribution or any other sum due from the Tenant under the terms of this Lease or any part of any of them shall at any time be more than seven days overdue to pay to the Lessor Interest thereon calculated from the due date for payment until the date of actual payment (both before and after judgment) PROVIDED THAT nothing in this clause shall entitle the Tenant to withhold or delay any payment after the date upon which it first falls due or in any way prejudice affect or derogate from the rights of the Lessor in relation to the said non-payment or under the proviso for re-entry.

1.5 To pay and indemnify the Lessor against any value added tax (or any tax of a similar nature that may be substituted for it or levied in addition to it) at the rate for the time being in force chargeable in respect of any rents or other payments to be made by the Tenant to the Lessor or any person on the Lessor's behalf in connection with or under any of the provisions of this Lease save insofar as any such tax is recoverable by the Lessor as an input for value added tax purposes, and, in default of payment, the same shall be recoverable as rent in arrear PROVIDED that (for the avoidance of doubt) the Lessor shall be under no obligation to exercise or not exercise any option or right conferred on it by any enactment so as to reduce or avoid any liability to value added tax referred to in this clause

RESERVED RIGHTS

2.1 To permit the Lessor and those authorised by him and others so entitled to exercise the Reserved Rights and not to inhibit or interfere with the exercise of any of them.

2.2 To permit upon reasonable notice at any time during the Term prospective purchasers of or agents instructed in connection with the prospective or actual sale of the Lessor's interest in the Estate to view the Premises without interruption providing they are authorised in writing by the Lessor or its agents

REPAIR AND DECORATION


3.1 To repair and keep in good and substantial repair and condition the Premises and to renew and replace from time to time all Lessor's fixtures and fittings and appurtenances in the Premises which may become or be beyond repair at any time during or at the end of the Term (in every case damage by any of the Insured Risks excepted save where the insurance has been vitiated or payment of the insurance money refused in whole or in part in consequence of some act or default on the part of the Tenant or anyone connected with it) PROVIDED always that the Tenant's obligations shall be suspended while the Lessor is pursuing any steps under Clause 5.4 hereof

3.2 In every fifth year of the Term and also during the three months preceding the end of the Tenn (during the said last three months of the Term in such colours and patterns as the Lessor may reasonably require) and using good quality materials to decorate completely in accordance with then current good practice all the interior parts of the Premises which have been or ought to be or normally are so decorated the decoration to be carried out to the reasonable satisfaction in all respects of the Lessor.

3.3 To clean both sides of all windows and doors of the Premises (other than the glass in the doors and windows in the external walls) at least once in every month.

3.4 Within one one month (or sooner if appropriate) after the Lessor shall have given to the Tenant or left on the Premises a notice in writing specifying any repairs cleaning maintenance or decoration of the Premises which the Tenant has failed to carry out in breach of the Tenant's responsibilities under this Lease to repair and make good the same to a good and substantial condition and to the reasonable satisfaction of the Lessor or the Surveyor and in case of default to permit the Lessor and the workmen or agents of the Lessor to enter the Premises with or without plant equipment and materials and execute such repairs or other works and all expenses incurred thereby shall on demand be paid by the Tenant to the Lessor with Interest

COSTS

4.1 To pay all reasonable and. proper costs charges and expenses (including solicitors' costs and architects' and surveyors' fees) incurred by the Lessor for the purposes of or incidental to the preparation grant service or enforcement (whether by proceedings or otherwise) of:-

         4.1.1 Any notice under Section 146 or 147 of the Law of Property Act 1925 (as amended) requiring the Tenant to remedy a breach or any of the Tenant's covenants contained in this Lease notwithstanding forfeiture for such breach shall be avoided otherwise than by relief granted by the Court.

         4.l.2 Any notice to repair or Schedule of Dilapidations accrued during the Term or accrued at or prior to the end or sooner determination of the Term whether or no served during the Term PROVIDED always that the Lessor shall only be entitled to serve such notice before or within 12 months of the expiration of the Term and only in relation to matters accrued during the Term

         4.1.3 The payment of any arrears of the Rent or any other sum payable under this Lease or interest payable on any of then.

4.2 To pay the reasonable and proper costs charges and expenses (including Solicitors' and Surveyors' fees) incurred by the Lessor in any application by the Tenant for the Lessor's consent whether such consent is granted reasonably refused or offered subject to any reasonable conditions or such application is withdrawn unilaterally by the Tenant

4.3 To pay the Lessor's solicitors reasonable and proper costs and disbursements of and in connection with the preparation and grant of this Lease together with VAT thereon where applicable

DEALINGS

5.1 Not to assign underlet hold on trust part with possession or occupation of or share occupation of any part of the Premises (as distinct from the whole)

5.2 Not to part with possession or occupation (save upon an assignment or underletting in accordance with clause 5.3 5.4 and 5.5) nor to share occupation of nor to hold on trust the whole of the Premises.

5.3 Not to assign underlet the whole of the Premises without the Lessor's prior written consent which shall not be unreasonably withheld or delayed.

5.4 Not to assign or underlet the whole of the Premises unless on or before such assignment or underletting:-

         5.4.1 the assignee or underlessee has entered into a direct Deed of Covenant (in a form reasonably specified by the Lessor) with the Lessor to observe and perform the covenants on the part of the Lessee and the conditions contained in this Lease except in the case of an underletting the covenant to pay the Rent; and

         5.4.2 in the case of a limited company being the intended assignee or underlessee either:-

                 5.4.2.1 at least two persons or one Company approved by the Lessor (such approval not to be unreasonably withheld) or delayed shall have joined in the said Deed of Covenant to covenant with and guarantee to the lessor in the terms of the Eighth Schedule; or

                 5.4.2.2 the intended assignee or underlessee shall have deposited with the Lessor an amount equal to the Rent for one year payable at such date or (if higher) the then open market rent for the Premises for one year at such date as reasonably estimated by the Lessor such sum to be held by the Lessor as security for and to be charged with the due performance and observance of the covenants on the part of Lessee and the conditions contained in this Lease; or

                 5.4.2.3 shall have obtained from a clearing bank a guarantee in favour of the Lessor for an amount equal to the Rent for twelve months payable at such date

                 PROVIDED THAT the requirements of this clause 5.4.2 shall not apply in the case of the proposed assignee or underlessee being a public limited company

                 5.4.2.4 with a net profit after tax in each case of the three financial years ending last before the date of the application for Licence to Assign or Licence to Underlet as the case be of not less than 3 times the Rent at such date

                 5.4.2.5 with an issued and paid up non-redeemable share capital of not less than 15 times the higher of the Rent payable at such date or then open market rent for the Premises for year at such date as reasonably estimated b the Lessor

         5.5.1 Not to underlet the whole of the Premises other than at a rent not less than the then open market rental value of the premises (to be approved by the Lessor such approval not to be unreasonably withheld or delayed prior to the grant of any such Underlease s approval not to be unreasonably withheld) or the re then reserved and payable under this Lease (whichever shall be the greater) and without any fine or premium other than reasonable rent free inducements or reasonable reverse premiums such rent to be payable advance by equal instalments on the Rent Payment Date and to contain the following provisions

                 5.5.1.1 provisions for the upwards only review of t rent thereby reserved on the same basis or more frequent basis on which the rent is to be reviewed in this Lease

                 5.5.1.2 prohibitions against the Underlessee doing or allowing any act or thing in relation to the Premises inconsistent with or in breach of the provisions of this Lease

                 5.5.1.3 a condition for forfeiture of the Underlease by the Underlessor on breach of any covenant by the Under-lessee and

                 5.5.1.4 an absolute covenant against further underletting and the same restrictions on assignment sharing holding on trust for another parting with or sharing with another possession or occupation of the premises and the same provisions for direct covenants and registration as in this Lease

         5.5.2 To enforce the performance and observance by the Underlessee of the provisions of the Underlease and not at any time either expressly or by implication to waive any breach of the covenants or conditions in the Underlease not to vary the terms or accept a surrender of any Underlease

         5.5.3 To procure that the rent is reviewed under the Underlease in accordance with its terms but not to agree any such reviewed rent with the Undertenant without the prior written consent of the Lessor (which consent not to be unreasonably withheld or delayed) and to procure that if the Lessor so requires the Lessors representations as to the reviewed rent payable thereunder are made to any independent person appointed to determine the same to the reasonable satisfaction of the Lessor

5.6 Within one month after the execution of any assignment transfer charge or underlease or upon any transmission by reason of a death or otherwise affecting the Premises or any sharing arrangement pursuant to clause 5.7 to give notice thereof in duplicate to the Lessor's solicitors and to produce to and leave with the Lessor's solicitors a certified copy of any relevant deed instrument or other document and to pay to the Lessor or his Solicitor a registration fee of thirty pounds plus Value Added Tax

5.7 The Tenant may share occupation of the Premises with an associate company or a company that is from time to time a member of the same Group as the Tenant within the meaning of Section 42 of the 1954 Act (but clause 2.6 of this Lease shall not apply in this respect) PROVIDED THAT

         5.7.1 such other company is not entitled to the exclusive use or occupation of the Premises or any part of it

         5.7.2 no estate or interest in land in the Premises is created or arises in favour of such other company

         5.7.3 on the Tenant and such other company ceasing to be members of the same said Group such other company shall forthwith vacate the Premises and such sharing of occupation shall cease

         5.7.4 the Tenant gives written notice to the Lessor forthwith upon the commencement termination or any alteration of any such sharing of the Premises

         5.7.5   the Tenant at all times remains in occupation of the Premises

         5.7.6   no relationship of Landlord and Tenant shall be created

ALTERATIONS AND ADDITIONS

6.1 Not to make any alterations or additions to the Premises or the Service Conduits in the Building nor to commit or any waste spoil or destruction in or upon the Premises nor to cut damage injure or allow to be cut damaged or injured any of the roofs walls floors or other structural parts of the Building or the Service Conduits fixtures or fittings of the Premises PROVIDED THAT the Tenant may with the Lessor's prior written consent (such consent not to be unreasonably withheld or delayed) install or alter internal non-structural demountable partitioning which the Tenant shall (if so required by the Lessor) remove at the end of the Term and make good any damage so caused PROVIDED FURTHER that the Lessor consents to the additional works which it is carrying out for the Tenant at the Tenant's own cost

6.2 Save as may be temporarily permitted by Clause 8 of the Second Schedule not to erect any pole aerial mast dish or other thing (whether in connection with telegraphic, telephonic, radio or television communication or otherwise) upon any part of the outside of the Building

6.3 Not to affix or exhibit to or upon any part of the Premises or in any window thereof any placard poster advertisement sign or other notice so as to be visible from outside the Premises save for the Tenant's nameplate at the entrance to the Premises of such design and of such dimension as shall previously have been approved by the Landlord such approval not to be unreasonably withheld or delayed

USE


7.1      Not to carry on upon the Premises any use other than the Permitted
         Use.

7.2 Not to leave the Premises unoccupied for more than one month without notifying the Lessor and providing such caretaking or security arrangements as the Lessor shall reasonably require and the insurers shall require

7.3 Not to cause anything to be done on the Premises which way be or become a nuisance or annoyance or cause damage to the Lessor or to the owners tenants or occupiers of the Estate.

7.4 Not to use the Premises for any noxious noisy or offensive trade or business nor far any illegal or immoral act or purpose.

7.5 Not to sleep on the Premises and not to use the Premises for residential purposes nor to keep any animal fish reptile or bird on the Premises

7.6 Save as hereby permitted as regards educational courses and seminars not to hold on the Premises any exhibition public meeting public entertainment or sale by auction.

7.7 In the event of the Premises having been unoccupied for the purposes of payment of rates and in consequence the Lessor or any subsequent occupier shall not obtain the maximum statutory relief from payment of rates then:-

         7.7.1 if at that time the relevant authority for rates is empowered to levy rates on unoccupied property to pay to the Lessor on demand (in addition to any sum due to the rating authority) a sum equal to (and indemnify the Lessor against) the amount of rates payable after the end of the Term to the rating authority pursuant to Section 17 of the General Rate Act 1967 or any other enactment for a period equal to the relevant period during which the Premises were unoccupied

         7.7.2 to pay to the Lessor on demand (in addition to any sum due to the rating authority) a sum equal to (and indemnify the Lessor against) any surcharge on the Premises payable after the end of the Term pursuant to Section 17A or 17B of the General Rate Act 1967 or any other enactment for a period equal to the said relevant period.

CONDUCT

8.1 Not to permit to be discharged into the Service Conduits any oil or grease, or any deleterious, objectionable, dangerous, poisonous or explosive matter or substance, and to take all reasonable measures to ensure that effluent discharged into the Service Conduits will not be corrosive or otherwise harmful to the Service Conduits or cause obstruction or deposit in them

8.2 Not to unload any goods or materials from vehicles and convey the same into the Premises except through the approved entrance or entrances provided for the purpose and not to cause congestion of the External Areas or inconvenience to any other user of them

8.3 Not to park or leave any vehicles belonging to the Tenant or anyone connected with it on the Estate Roads or its pavements (other than in the Car Parking Spaces allotted to the Tenant from time to time)

8.4 Not to place any goods or items outside the Premises or the Building or obstruct in any way the Common Parts or the External Areas other than temporarily in the course of delivery to or removal from the Premises.

8.5 Not to store or bring on the Premises any petrol or other dangerous inflammable explosive or combustible substance.

8.6 Not to allow rubbish or refuse to accumulate on the Premises the Common Parts or the External Areas or in the Service Conduits and to clean thoroughly the Premises and the Service Conduits in the Premises as often as may be necessary.

8.7 To observe and conform to all reasonable regulations and restrictions made by the Lessor:-

         8.7.1 far the proper management of the Building or the Estate and notified in writing by the Lessor to the Tenant from time to time (Provided that the same shall not unreasonably interfere with the Tenant's use of the Premises); and

         8.7.2 for the management of vehicles and traffic as are displayed on the Estate from time to time

8.8 To observe and perform the covenants subsisting at the date hereof (whether restrictive or otherwise) restrictions and stipulations (if any) to which the Lessor's reversionary interest in the Premises is subject

MACHINERY AND INSTALLATIONS


9.1 To keep all plant, apparatus and machinery upon the Premises properly maintained and in good working order, and for that purpose to employ reputable contractors for the regular periodic inspection and maintenance of them, to renew all working and other parts as and when necessary or when recommended by such contractors, to ensure that such plant, apparatus and machinery is properly operated, and to avoid damage to the Premises by vibration or otherwise

9.2 Not to erect or install on the Premises any equipment engine machinery other than normal office equipment or machinery.

9.3 Not to suspend any weight from nor to load or use the walls ceilings floors or structure of the Premises in any manner which will cause strain damage or interference with the structural parts of the Building and not to have on the Premises any safe or other unusually heavy item

9.4      Not to overload the electrical system or circuits in the Premises.

STATUTORY MATTERS


10.1 At the Tenant's own expense, to execute all works and provide and maintain all arrangements upon or in respect of the Premises or the use to which the Premises are being put that are required (whether by the Lessor, the lessee or the occupier) in order to comply with the requirements of any enactment or competent authority, or court of competent jurisdiction.

10.2 Not to do in or near the Premises any act or thing by reason of which the Lessor may under any enactment incur, have imposed upon it, or become liable to pay any penalty, damages, compensation, costs, charges or expenses

10.3 Without prejudice to the generality of the preceding sub-clauses 10.1 and 10.2 to comply in all respects with the provisions of any enactment applicable to the Premises or in regard to carrying on the trade or business for the time being carried on by the Tenant on the Premises or for the health and safety of the Tenant or anyone connected with it

10.4 Upon receipt of any notice order or direction or other communication from any competent authority likely to affect the Premises or its user to deliver to the Lessor immediately a copy of the same and if so reasonably required by the Lessor to take such steps and join with the Lessor in making such representations or appeals in all cases as the Lessor may consider desirable.

10.5 To give notice to the Lessor of any defect in the Premises which might give rise to an obligation on the Lessor to do or refrain from doing any act or thing in order to comply with the provisions of this Lease or the duty of care imposed on the Lessor pursuant to the Defective Premises Act 1972 or otherwise, and at all times to display and maintain all notices which the Lessor may from time to time reasonably require to be displayed at the Premises.

PLANNING


11.1 To comply with the provisions and requirements of the Planning Acts whether as to the Permitted User or otherwise

11.2 Not to make any application for planning permission in relation to the Premises (without the previous consent of the Lessor such consent not to be unreasonably withheld or delayed in the case of an application for change of use) and subject thereto at the expense of the Tenant, to obtain all planning permissions and to serve all such notices as may be required for the carrying out of any operations or user on the Premises which may constitute Development,

11.3 Subject only to any enactment to the contrary, to pay and satisfy any charge or levy that may hereafter be imposed under the Planning Acts in respect of the carrying out of maintenance of any such operations, or the commencement or continuance of any such user

11.4 Notwithstanding any consent which way be granted by the Lessor under this Lease, not to carry out or make any alteration or addition to the Premises, or any change of use until:

         11.4.1 all necessary notices under the Planning Acts have been served and copies produced to the Lessor

         11.4.2 all necessary permissions under the Planning Acts have been obtained and produced to the Lessor, and

         11.4.3 the Lessor has acknowledged that every such necessary planning permission is acceptable to it such acknowledgment not to be unreasonably withheld or delayed the Lessor being entitled to refuse to acknowledge that a planning permission is acceptable to it on the grounds that any condition contained in it, or anything omitted from it, or the period referred to in it, would (in the reasonable opinion of the Surveyor acting as an independent expert and not as an arbitrator) be (or would be likely to
         be) prejudicial to the Lessor's interest in the Estate or any Adjoining Property whether during or after the end of the Term

11.5 Unless the Lessor shall otherwise direct, to carry out and complete before the end of the Term:

         11.5.1 any works stipulated to be carried out to the Premises by a date subsequent to the end of the Term as a condition of any planning permission granted far any Development begun by the Tenant before the end of the Term, and

         11.5.2 any Development begun by the Tenant upon the Premises in respect of which the Lessor shall be or become liable for any charge or levy under the Planning Acts

11.6 In any case where a planning permission is granted subject to conditions, and if the Lessor reasonably so requires, to provide security for the compliance with such conditions , and not to implement the planning permission until such security has been provided.

11.7 If reasonably required by the Lessor, but at the cost of the Tenant, to appeal against any refusal of planning permission or the imposition of any conditions on a planning permission relating to the Premises resulting from an application by the Tenant

11.8 If the Tenant shall carry out any Development or carry out permit or consent to any act matter or thing giving rise to a charge or fiscal liability on the Lessor the Tenant will pay and indemnify the Lessor against all liability for any tax, levy, charge or other fiscal imposition of whatsoever nature (including interest on overdue tax and penalties for failure to give appropriate notices and information) under any enactment for which the Lessor shall be liable as a result of such Development, act, matter or thing and shall on demand repay to the Lessor the amount of the tax, levy, charge or fiscal imposition

11.9 The Tenant under the provisions of the preceding covenants shall be excluded from any liability of any kind in relation to the original construction of the Premises

END OF THE TERM


12.1 To permit the Lessor (provided the Lessor has served a proper notice determining this Lease and the Tenant has not served a notice indicating its desire to take a new lease) during the period commencing six months prior to the end of the Term to affix and retain without interference upon any part of the Premises a notice for reletting the Premises but so that such notice shall not obstruct the Tenant's existing rights of light or air and during such period to permit persons with authority from the Lessor or its Agents at all reasonable tones to view the Premises.

12.2 At the end of the Term to yield up the Premises (but not trade and other tenant's fixtures and fittings as shall belong to the Tenant Provided that the Tenant shall make good to the reasonable satisfaction of the Lessor all damage to the Premises resulting foam their removal) in good and substantial repair and condition and in accordance with the Tenant's covenants in this Lease and to deliver to the Lessor all the keys to the Premises and all entry access cards, identity cards and other security devices relating to the Premises or the Estate.

INFORMATION


13.1 To ensure that at all times the Lessor and the local police force have written notice of the name, home address and home telephone number of at least two keyholders of the Premises.

13.2 On request to produce to the Lessor or the Surveyor all plans, documents and other evidence as the Lessor may reasonably require in order to satisfy itself that the provisions of this Lease have been complied with.

13.3 Whenever during the Term called upon so to do, to furnish to the Lessor, in writing the information envisaged in section 40(l) of the 1954 Act within one calendar month of request by the Lessor

INDEMNITY

14. To indemnify and keep indemnified fully the Lessor against any claims proceedings damages demands costs and expenses incurred by the Lessor arising directly or indirectly:-

         14.1 any act or omission however caused or occurring in or upon the Premises (other than for death or personal injury arising from the negligence of the Lessor or its employees)

         14.2 relating to or arising from any breach non observance or non performance by the Tenant of any of its covenants or the conditions or other provisions of this Lease

         14.3 from damage occasioned to the Estate or to any person caused directly or indirectly by any act default or negligence of the Tenant anyone connected with it

EASEMENTS

15. Not to do anything by which the right of light or air to or belonging to the Premises may be endangered or interfered with or lost and in the event of any other person or persons doing any act or thing whereby such right of light or air to the Premises is endangered interfered with or lost forthwith to notify the Lessor and to permit the Lessor to take such action at law or otherwise as may seem necessary to it in the name of the Tenant (PROVIDED ALWAYS that the consent of the Tenant to the use of its name be first obtained such consent not to be unreasonably withheld or delayed) either alone or jointly with the Lessor for the protection of their interests in the Premises.

                              THE FIFTH SCHEDULE,

                                 (Rent Review)

1. In this Schedule "the open market rent" means the rent at which Premises might be expected to be let at the Review Date on the following assumption on that date (whether or not facts):-

         1.1 that the Premises are available to let on the open market without a fine or premium with vacant possession by a willing landlord to a willing tenant for a term commencing on and from the Relevant Review Date of 10 years or (if longer) the residue then unexpired of the Term

         1.2 that the letting is to be of the Premises as a whole on the same terms and conditions as are contained in this Lease (other than as to the amount of the Rent but including the provisions for rent review and exlcluding clause 16 of this Lease and paragraph 1.13 of this Schedule) and without payment of any fine or premium

         1.3 that the Premises are fit for and fitted out and equipped for immediate occupation and use as required by the hypothetical tenant to enable him immediately to occupy and use the Premises for the Permitted Use (or such other use as the Lessor may allow or may have allowed on or before the Review
                 Date)

         1.4 that all of the works set out in the General Specification have all been carried out to the Premises by the Lessor at its own expense

         1.5 that the Premises may lawfully be used for the Permitted Use as varied or extended by any licence granted to this Lease

         1.6 that the Tenant has complied with all its covenants and obligations under this Lease

         1.7 that if the Premises or the Estate or any amenity belonging to either of them shall have been damaged or destroyed the same had before the Review Date been fully repaired and reinstated

         1.8 that no works have been carried out to the Premises by the Tenant or its predecessors in title which would diminish the rental value of the Premises

         1.9 that no reduction is to be made to take account of any rent free period or other rental concession which on a new letting on the open market might be granted to the incoming tenant

         1.10 that if any of the Additional Works would have been carried out for the purpose described in paragraph 1.3 they had already been carried out but disregarding (if applicable)

1.11.1 Any goodwill attributable to the Premises by reason of any trade or business carried on therein by the Tenant its predecessors in title or any undertenant; and

1.11.2 Any effect on rent of any improvements to the Premises (to which the Lessor shall have given consent) carried out otherwise than in pursuance of an obligation to the Lessor or its predecessors in title by the Tenant its undertenants or their respective predecessors in title during the Term; and

1.11.3 Any effect on rent or the fact that the Tenant its predecessors in title or any undertenant may have been in occupation of the Premises

1.12 any effect on rent of the Additional Works (but subject to the assumption set out in paragraph 1.10 above)

1.13 the fact (if a fact) that the Tenant is not registered for the purpose of value added tax

2. The Reviewed Rent payable during the period commencing on a Review Date and ending on the next Review Date or the termination of this lease (as the case nay be) shall be the greater of:-

         2.1 The Rent payable under this Lease immediately prior to the Review Date upon which the period commences; and

         2.2     The Open Market Rent at that Review Date

3. If the Lessor and the Tenant have not agreed on the Open Market Rent by the Review Date then the determination of the Open Market Rent may at any time after that Review Date be referred by either party to an independent chartered surveyor of not less than ten years qualification having practical experience and knowledge of commercial rentals in West London postal districts ("the valuer") who shall act as an expert and not as an arbitrator the valuer to be appointed (in the event of the Lessor and the Tenant failing to agree on the appointee) on the application of either party by or on behalf of the President for the time being of the Royal Institution of Chartered Surveyors

4. The fees and expenses of the valuer including the cost of his nomination shall be borne by the Lessor and/or the Tenant as determined by the valuer. The Lessor and Tenant shall otherwise bear their own costs

5. The valuer shall afford the Lessor and the Tenant an opportunity to make representations to him and in arriving at his determination the valuer shall consider all representations and evidence submitted by or on behalf of the Parties and in such determination he shall state that all such representations and evidence shall have been taken into account

6. If the valuer shall die delay or become unwilling, unfit or incapable of acting or if for any other reason the President for the time being of the Royal Institution of Chartered Surveyors or the person acting on his behalf shall in his absolute discretion think fit he may on the application of either party by writing discharge the valuer and appoint another in his place

7. If the Reviewed Rent payable on and from any Review Date has not been agreed by that Review Date rent shall continue to be payable at the rate previously payable and forthwith upon the Reviewed Rent being ascertained the Tenant shall pay to the Lessor any shortfall between the rent and the Reviewed Rent payable up to and on the preceding Rent Payment Date together with Interest at the rate referred to in Clause 1.33 less 4% on any shortfall on a day to day basis from the Review Date to the date of actual payment of any such shortfall. For the purposes of this clause the Reviewed Rent shall be deemed to have been ascertained on the date when it is agreed between the parties or (as the case maybe) the date of notification of the determination by the valuer

8. If either the Lessor or the Tenant shall fail to pay the appropriate amount of the fees and expenses of the valuer as determined by him within fourteen days of the same being demanded by the valuer, the other shall be entitled to pay the same and the amount so paid shall be repaid by the party chargeable on demand

9. If at any Review Date there shall be in force any enactment which shall restrict curtail or modify the effect or operation of the provisions of this Schedule then the Lessor shall in addition to the review herein provided for on each occasion such enactment or any part thereof is removed relaxed or modified be entitled on giving not less than one month's notice in writing expiring after such removal relaxation or modification to introduce a special review date which shall be the date of expiration of such notice and the rent from such special review date if any shall be determined in accordance with the provisions of this Schedule mutatis mutandis

10. Immediately after agreement or determination of the Reviewed Rent a memorandum as to its amount shall forthwith be signed by the Lessor and the Tenant and a note thereof endorsed on this lease.

                               THE SIXTH SCHEDULE

                                  The Services

1. Maintaining repairing cleaning resurfacing relaying overhauling draining and emptying and (where reasonably necessary or reasonably desirable) rebuilding reconstructing altering and renewing:-

         1.1 the structure and exterior of the Building including (without limitation) its foundations and roofs

         1.2 those parts of the Building not let or intended to be let and all Service Conduits apparatus plant machinery and equipment within those parts

         1.3 the Service Conduits in on or serving the Estate (except those that are within and solely serving the Premises or any other part of the Estate that is let or intended for letting) the use of or benefit from which is or may be common to the Building and any other part of the Estate

         1.4 the External Areas (save for such part or parts of them as shall from time to time become maintainable at public expense and all apparatus plant machinery and equipment on them

         1.5 the Car Park and all apparatus plant machinery and equipment in it provided by the Lessor which relates to the Car Park save for any such rebuilding and reconstructing altering and renewing caused by or arising out of any inherent or latent defect

2. As often as is reasonably necessary decorating the exterior of the Building

3. As often as is reasonably necessary providing and maintaining plants shrubs trees garden or grassed areas in the External Areas and keeping the same planted tended and free from weeds and any grass cut

4. As often as is reasonably necessary cleaning the exterior of all windows and window frames in the outside walls of the Building

5. As often as is reasonably necessary collecting and disposing of refuse from the collection joints on the Estate allocated by the Lessor from time to time and the provision repair maintenance and renewal of plant and equipment for the collection treatment packaging or disposal of refuse

6. Provision of security personnel and/or security facilities and equipment on the Estate for the adequate security of the Estate


                              THE SEVENTH SCHEDULE

                        Additional items of Expenditure

1. The reasonable and proper fees and disbursements (and any value added tax thereon) of the Surveyor or the Accountant the managing Agent and any other person employed or retained for or in connection with the management of the Estate or the provision of any of the services or of any of the matters referred to in this Schedule.

2. The reasonable fees of the Lessor or a Group Company for the management of the Estate or in connection with the provision of any of the Services or any of the matters referred to in this Schedule that shall be undertaken by the Lessor or a Group Company

3. The cost of employing (whether by the Lessor a Group Company the Managing Agent or any other individual firm or company) such staff for the provision of the Services matters referred to in this Schedule and all other incidental expenditure in relation to such employment including but without limitation

         3.1 insurance, pension and welfare contributions transport facilities and benefits in kind the provision of uniforms working clothing vehicles, tools, appliances, cleaning and other materials, fixtures, fittings and other equipment for the proper performance of their duties; and

         3.2 a notional rent (not exceeding current market rent such rent to be determined by the Surveyor acting as an expert and not as an arbitrator) for any office or rest accommodation provided on the Estate for the proper performance of such person's duties

4. The cost of and of entering into any contracts for the carrying out of all or any of the Services or any of the matters referred to in this Schedule

5. All existing and future rates payable in respect of the Estate (excluding those imposed specifically on the Premises or on any other part of the Estate that is let or intended for letting) or upon residential or other accommodation for caretakers engineers and other staff employed in connection with the Estate

6. The cost of the supply of electricity gas oil or other fuel for the provision of the Services and for all purposes in connection with the Estate

7. The amount which the Lessor shall pay or be called upon to pay as a contribution towards the expense of making, repairing, maintaining, rebuilding and cleansing any ways roads pavements or structures service conduits party fences walls or anything which may belong to or be used for the Estate or exclusively or in common with other premises near or adjoining the Estate

8. The reasonable and proper costs charges and expenses of preparing and supplying to the tenants copies of any regulations made by the Lessor relating to the Estate or its use

9. The reasonable and proper costs of taking all steps deemed desirable or expedient by the lessor for complying with, making representations against, or otherwise contesting the incidence of the provisions of any proposed regulation, byelaw notice, legislation, order or statutory requirements concerning town planning, public health, highways, streets, drainage or other matters relating or alleged to relate to the Estate or any part of it for which any tenant is not directly liable

10. The reasonable and proper cost of abating a nuisance in respect of the Estate in so far as the same is not the liability of any individual tenant

11. The payment of all reasonable and proper legal charges incurred by the Lessor:-

         11.1 in the running and management of the Estate and in the enforcement of the covenants conditions and regulations contained in the Leases granted of the Estate; or

         11.2 in making such applications and representations and taking such action as the Lessor shall reasonably think necessary in respect of any notice order regulation or bye-law or proposal for any such thing in respect of the Estate

12. The reasonable and proper costs of provision of security facilities and equipment and security personnel for the Estate

13. The reasonable and proper costs of any valuation or revaluation of the Estate for insurance purposes and of making and pursuing any claim under the Policy

14. The reasonable and proper costs of or resulting from the discontinuance of any of the Services or the matters mentioned in this Schedule

15. The reasonable and proper costs of controlling and regulating traffic on the Estate

16. The reasonable and proper costs incurred in making and pursuing any claim against any third party reimbursement payment or cancellation of any amount which forms or would form part of the Total Service Cost

17. The costs incurred in connection with such other services and matters for the benefit of the Tenant or the other tenants of the Estate and the carrying out of such other repairs and improvements works and additions and the defraying of such other costs (including the modernisation or replacement of plant and machinery) as the Lessor shall reasonably consider appropriate or otherwise desirable in the general interests of the Estate of the tenants or any of them

18. Any facility fees, interest or other financing costs properly incurred in connection with any sums borrowed by or on behalf of the Lessor for the purpose of meeting expenditure on any of the Services or any of the matters referred to in this Schedule

19. Such provision (if any) for anticipated expenditure in respect of any of the Services or any of the matters referred to in this Schedule as the Lessor may in its absolute discretion consider appropriate in respect of

         19.1 periodically recurring items (whether regularly or irregularly recurring)

         19.2  renewal or replacement

20. The costs of installation connection rental maintenance and repair of any communal aerial for the reception of television signals from satellites

                              THE EIGHTH SCHEDULE

                              (Guarantor Covenant)

1. If at any time during the Term the Tenant shall make any default in payment of the rents or in observing or performing any of the covenants, conditions or other terms of this Lease the Guarantor will pay the rents and observe or perform the covenants, conditions or other terms in respect of which the Tenant shall be in default notwithstanding

         1.1 any time or indulgence granted by the Lessor to the Tenant, or any neglect or forbearance of the Lessor in enforcing the payment of rent or the observance or performance of the Tenant's covenants or any refusal by the Lessor to accept rent tendered by or on behalf of the Tenant at a time when the Lessor was entitled (or would after the service of a notice under Section 146 of the Law of Property Act 1925 have been entitled) to re-enter the Premises

         1.2 the agreement or determination of the Reviewed Rent or that the terms of this Lease may have been varied by agreement between the parties

         1.3 that the Tenant shall have surrendered part of the Premises, in which event the liability of the Guarantor hereunder shall continue in respect of the Part of the Premises not so surrendered after making any necessary apportionments under
                 Section 140 of the Law of Property Act 1925, and

         1.4 any other act or thing whereby but for this provision the Guarantor would have been released

2. If this lease shall be disclaimed or be forfeited then in any such event if the Lessor within three months of any such dis-claimer or forfeiture by notice in writing so requires the Guarantor shall forthwith after service of such notice accept as tenant a new lease of the Premises for a term equivalent to the residue which if there had been no disclaimer or forfeiture would have remained of the Term at the same Rent as shall be payable under this Lease immediately prior to such disclaimer or forfeiture (with provision for review of rent at the times and in the manner contained in this Lease) and subject to the same covenants provisos and conditions o the part of the Lessor and the Tenant and the other terms as are contained in this Lease the said new lease and the rights and liabilities under it to take effect as from the date of such disclaimer or forfeiture and in any such case the Guarantor shall pay the Lessor's costs of and accept such new Lease accordingly at will execute and deliver to the Lessor a counterpart thereof


THE COMMON SEAL of the Lessor was)

affixed hereto in the presence of:)

                 Director:    /S/ [ILLEGIBLE]

                 Director/Secretary     /S/ [ILLEGIBLE]



[SEAL]

                                 [DIAGRAM - MAP]

                     77 - 85 FULHAM PALACE ROAD  LONDON W6

                             SITE PLAN  SCALE 1:500

                                 [DIAGRAM - MAP]

                     77-85 FULHAM PALACE ROAD    LONDON W6

                  BLOCK A FOURTH FLOOR PLAN        SCALE 1:200

               DATED               20th May                 1988
               -------------------------------------------------







                             FOLGATE ESTATES LIMITED

                                       to

                                  SYNON LIMITED

                    ========================================

                                     LEASE

                                       of

                        89/95 St. Paul's Road  London N1

                    ========================================

         TERM COMMENCES:

         FOR YEARS:       Twenty-five

         TERM ENDS:

         ANNUAL RENT:     Pounds 165,000
                          (subject to review)

         SIMMONS & SIMMONS
         14, Dominion Street,
         London EC2M 2RJ.
         Ref.:(1/G.37018/JRQ)

[DATE STAMP OMITTED]


T H I S  L E A S E is made the 20th day of

_________________1988

B E T W E E N


(1) FOLGATE ESTATES LIMITED whose registered office is situated at Hiview House Highgate

         Road London NW5 1TN ("the Landlord") and

(2) SYNON LIMITED whose registered office is situated at International House 59 Compton Road London N1 2YU ("the Tenant")

1.       IN this deed where the context so admits:-

         (1) "the Landlord" shall include the person for the time being entitled in reversion immediately expectant upon the tenancy granted by this deed and "the Tenant" shall include its successors in title and assigns

         (2) in the event of the Tenant being at any time more than one individual "the Tenant" shall be deemed to include a reference to any of them and any covenant on the part of the Tenant shall take effect as a joint and several covenant

         (3) "the property" means the property (including the fixtures fittings plant machinery equipment and rights) demised by this deed and all alterations improvements and additions to such property

         (4) "adjacent premises" means any land or premises (whether already or hereafter to be erected and whether belonging to the Landlord or otherwise and whether or not contiguous to the property) adjacent adjoining opposite or near to the property

         (5) "the insured risks" means fire explosion (excluding steam vessels) earthquake storm or tempest burst pipes (excluding sprinklers) riot and civil commotion accidental damage lightning aircraft malicious damage flood impact by any road vehicle and such other risks as the Landlord may from time to time reasonably deem fit

         (6) "the prescribed rate" means a rate of interest being three per centum per annum above the base rate for the time being of National Westminster Bank plc Provided That if National Westminster Bank plc shall not be in the practice of publishing its base rate at the relevant time "the prescribed rate" shall mean such other reasonable and equivalent rate of interest as the Landlord shall from time to time in writing specify

2. THE Landlord demises to the Tenant. THE property known as 89/95 St. Paul's Road London N1 (all which property is delineated and coloured pink on the annexed plan) FOR the term of TWENTY-FIVE YEARS from the 25th day of March 1988 (subject to determination as hereinafter provided) and subject to the matters referred to in the transfers mentioned in the First Schedule hereto (so far as subsisting at the date hereof) AT the yearly rent of ONE HUNDRED AND SIXTY-FIVE THOUSAND POUNDS (pounds 165,000) or such other sum as may become payable under Clause 8 of this deed

3.       THERE are included in this demise:

                                1. LAND REGISTRY

                                      [MAP]

                                  TITLE NUMBER

                                    NGL346684

         (1)     The Landlord's fixtures and fittings upon the property

         (2) The right (in common with the Landlord and all other persons from time to time entitled) to use all easements and services appurtenant to the property and in particular a right of way for all purposes connected with the use and enjoyment of the property over the road coloured brown on the annexed plan

4. THERE are excepted and reserved out of this demise all rights and privileges now enjoyed over or against the property and the particular rights following namely:-

         (1) The right but (except in emergency) only after giving reasonable prior notice in writing to the Tenant and making a prior appointment during normal working hours to construct and to maintain in over or under the property and to repair cleanse renew and alter any easements or services for the benefit of any adjacent premises

         (2) The right at any time during the tenancy but (except in emergency) only after giving reasonable prior notice in writing to the Tenant to enter (or in emergency during the Tenant's absence to break and enter) upon the property in order (i) to inspect or execute works in connection with any of the easements or services excepted or reserved by this deed or (ii) to view the condition of the property or (iii) to execute works upon any adjacent premises in connection with which there is reserved also the right to build on or into any external boundary wall of the property or (iv) to execute any repairs or other works which should or may be executed by the Landlord under the provisions of this deed or (v) to erect and use scaffolding upon the property

         (3) The right at any time during the tenancy to rebuild or execute other works upon any adjacent premises (including the erection and use of scaffolding upon the property)

         Subject in all cases to the Landlord and the person exercising any such rights in sub-clauses (1) (2) and (3) hereof causing as little damage and inconvenience as practicable and making good all damage caused to the property and the Tenants fixtures and fittings and causing the minimum of inconvenience and disturbance to the Tenant and its business

         (5) The right to pass on foot and with or without vehicles over the road coloured brown on the annexed plan

         (6) The free and uninterrupted running and passage of water and soil through the sewers drains pipes or watercourses and of electricity gas and other services through the cables wires and pipes which are now or may at any time during the tenancy be in under or passing through or over the property

         (7) The support and protection from the property now or hereinafter enjoyed by any of the adjacent premises

5.       THE Tenant covenants with the Landlord as follows:-

         (1) To pay the above-mentioned rent by equal quarterly payments in advance on the usual quarter days (without any deduction) Provided That the first such payment or a proportionate part in respect of the period from and including the 9th day of May 1988 to and including the 24th day of June 1988 to be paid on the grant of this deed And if the above mentioned rent or any other sums reserved by or payable under this deed shall remain unpaid for 14 working days it shall bear interest at the prescribed rate from the due date until payment

         (2) To pay all rates taxes charges and outgoings (except tax assessable on the Landlord in respect of rents and other payments arising under this deed or in respect of any consideration arising on any dealing with any reversion expectant on the tenancy hereby granted) which are now or may at any time be assessed or charged upon the property or be payable by the owner or occupier in respect of the property including a fair and proper proportion (to be determined by the Landlord) of all such payments as may be assessed charged or payable upon or in respect of the property and any adjacent premises

         (3) To pay for all gas electricity water and other fuels consumed on the property and to observe and perform at the Tenant's expense all present and future regulations and requirements of the supply authorities and to keep the Landlord indemnified in respect of such regulations and requirements

         (4) To pay to the Landlord from time to time on demand the sums following namely:-

                 (i) An amount equal to (A) the premiums paid by the Landlord for the purpose of insuring the property against (a) loss or damage by the insured risks in such sum (including architects' surveyors' and other professional fees) as in the reasonable opinion of the Landlord may from time to time be the reinstatement and rebuilding cost of the property including the cost of demolition shoring up making safe and removing debris and (b) the loss of five years' rent of the property (taking into account increases in rent pursuant to the provisions of Clause 8 of this deed) and (B) the cost but not more than once in every year properly incurred by the Landlord from time to time in valuing the property for insurance purposes

                 (ii) A rateable proportion of the cost (as determined by the Landlord's surveyor) incurred by the Landlord from time to time in respect of any of the following namely repairing cleansing maintaining or lighting (as shall in the reasonable opinion of the Landlord be appropriate) any roads party walls fences or other structures drains sewers gutters or any other easements or services used or to be used in common by the occupier of the property and the occupiers of any adjacent premises
And if the above mentioned sums shall remain unpaid the same shall bear interest at the prescribed rate from the time of demand until payment

         (5) To repair and keep in good and substantial repair and if necessary to rebuild the property (damage by latent patent and inherent defects excepted and damage by any of the insured risks excepted save where the insurance effected by the Landlord shall be vitiated in whole or in part by any act or omission of the Tenant or its servants agents or licensees)

         (6) To keep such part of the property as shall not be built upon in a clean and tidy condition and the whole of the property (including all cisterns boilers and flues) properly cleansed and in particular to clean all the windows (both inside and out) and all other glass once at least in every month

         (7) To keep all water and waste pipes gutters drains sewers ducts and sanitary and water fittings in the property protected from frost and free from obstruction and to make good and indemnify the Landlord against all damage caused by any burst overflow or stoppage of pipes gutters sewers ducts fittings or drains

         (8) In the year ending on the 25th day of March 1995 and once in every subsequent seven years and also in the last twelve months of the tenancy (howsoever determined) to burn off prime and paint with two coats at least of good quality paint and grain varnish and colour with materials of good quality all such external parts of the property as are usually or ought to be so painted grained varnished and coloured and at the same time to wash down and clean all such external parts of the property as are usually or ought to be so washed and cleansed and so often as may in the reasonable opinion of the Landlord be necessary (but not more than once in every period of seven years) to re-point any external brickwork of the property All such works to be carried out in a workmanlike manner and if in the last twelve months of the tenancy the Landlord so requires generally in conformity in all respects with the original colour and appearance of the property as at the date of this deed (or such other colour and appearance as the Landlord may approve such approval not to be unreasonably withheld or delayed)

         (9) In the year ending on the 25th day of March 1993 and once in every subsequent five years and also in the last twelve months of the tenancy (howsoever determined) to prime and paint with two coats at least of good quality pint and grain varnish colour and paper with materials of good quality all such parts of the inside of the property as are usually or ought to be so painted grained varnished coloured and papered All such works to be carried out in a workmanlike manner and in the last twelve months of the tenancy if the Landlord so requires generally in conformity with such colour and appearance as the Landlord may approve such approval not to be unreasonably withheld or delayed

         (10) To repair or replace forthwith by new articles of similar kind and quality the Landlord's fixtures and fittings and any other fixtures fittings plant machinery or equipment (other than tenant's or trade fittings) upon the property which shall become in need of repair or replacement

         (11) Within three months after service upon the Tenant of notice of any disrepair for which the Tenant is liable (or immediately in case of need) to commence to make good the disrepair and in default to permit the Landlord and all persons authorised by it to execute the necessary work the cost of which (including any reasonable and proper surveyor's fees incurred) shall be paid forthwith to the Landlord by the Tenant

         (12) At the expiration or sooner determination of the tenancy to yield up to the Landlord the property repaired cleansed and maintained in accordance with the covenants herein contained

         (13) (a) To forthwith effect and keep on foot suitable contracts for the repair maintenance and replacement of the plant machinery and equipment (including (without limitation)all motors and boilers) with such firms of contractors as shall be approved by the Landlord such approval not to be unreasonably withheld or delayed from time to time and to produce the contracts to the Landlord whenever the Landlord shall reasonably require

                 (b) If default shall be made in effecting or keeping on foot any such contracts or in producing any such contracts the Landlord may but only after giving the Tenant reasonable prior notice effect such contracts the cost of which shall be repaid forthwith by the Tenant

         (14) To permit the Landlord and any persons authorised by it after giving reasonable prior notice in writing to the Tenant to enter and view the property or take inventories of the fixtures and things to be yielded up at the determination of the tenancy or from time to time affix on the exterior of the property notices for selling or re-letting (but in this case only in the last six months of the tenancy) the property and to permit intending lessees or purchasers to view the property provided such notices shall not diminish the Tenants enjoyment of light of air to the property

         (15) Save as to the initial development of the Property by the Landlord to comply forthwith in all respects with the provisions of every enactment (which expression in this sub-clause includes every Act of Parliament now or hereafter enacted and every instrument regulation and bye-law and every notice order or direction and every licence consent or permission made or given under it) so far as it shall affect the property And save as excepted as aforesaid to execute forthwith all works which under any enactment shall be required to be executed upon the property And to indemnify and keep the Landlord indemnified in respect of all such matters

         (16) To keep the property sufficiently supplied and equipped with such fire fighting extinguishing appliances as shall from time to time be required by law or by the local or other competent authority or as shall be reasonably required by the Landlord and such appliances shall be open to inspection and shall be maintained to the reasonable satisfaction of the Landlord and any such local or other competent authority and also not to obstruct or permit or suffer to be obstructed the access to or means of working such appliances or the means of escape from the property in the case of fire

         (17) To supply a copy to the Landlord of any order notice or direction or licence consent or permission relating to the property within seven days of its receipt by the Tenant and if reasonably required by the Landlord to take all necessary steps to comply therewith and at the request of the

Landlord to make or join with the Landlord at the cost of the Landlord in making such objections and representations against any such order notice or direction or licence consent or permission as the Landlord shall reasonably deem expedient save where it is against the Tenants business interests so to do

         (18) (a) Not to make or suffer any assignment charge underletting or parting with or sharing possession of the whole or any part of the property or suffer any person to occupy the whole or any part of the property as licensee (Provided Always That nothing contained in this covenant shall prevent the Tenant from sharing occupation of the whole or any part or parts of the property with any company (herein called "a Group Company") which is for the time being in the same Group of Companies (as that expression is defined in Section 42 of the Landlord and Tenant Act 1954 as amended) as the Tenant subject to the condition that no relationship of Landlord and Tenant shall be created or be deemed to exist between the Tenant and the Group Company) PROVIDED THAT the consent of the Landlord shall not be unreasonably withheld or delayed to:-

         (i)     a charging of the whole of the property

         (ii)    an assignment of the whole of the property.

                 (b) Upon the Landlord consenting to any assignment of the property to procure that the assignee enters into a covenant with the Landlord (whose proper costs shall be paid by the Tenant) to pay the rents reserved by this deed (including any increases in rent pursuant to the provisions of Clause 8 of this deed) and to perform and observe the covenants on the part of the Tenant contained in this deed

                 (c) Within one month after any charging assignment or any devolution of the interest of the Tenant in the property to give notice of it in writing to the Landlord and to produce to the Landlord a certified copy of the charge assignment or other document evidencing such devolution and to pay to the Landlord a registration fee of pounds 20.00

         (19) At all times during the tenancy to use the property for office purposes and not to use or permit or suffer the same to be used for any other purpose

         (20) That neither the whole nor any part of the property shall be used for any sale by auction or for any offensive or noisy trade business or occupation or for illegal or immoral purposes or for the sale of wine beer spirits or other intoxicating liquors or as a club or betting office or as a dwelling house Provided Always the Tenant shall be entitled if it wishes to have a canteen at the property

         (21) That nothing shall be done on the property which may in the reasonable opinion of the Landlord be a nuisance damage injury or annoyance (including without prejudice to the generality of the foregoing annoyance caused by radio television or other sound-producing apparatus or any machinery or mechanical instrument)

         (22) That no alteration or addition shall be made in or to the property PROVIDED THAT with the previous consent in writing of the Landlord (such consent not to be unreasonably withheld or delayed) the Tenant may carry out internal non-structural alterations to the property in accordance with plans and specifications previously submitted to and approved by the Landlord at the Tenant's expense PROVIDED FURTHER THAT the Landlord may as a condition of giving any such consent if reasonable so to do to require the Tenant to enter into such covenants with the Landlord as the Landlord may reasonably require as to (i) the carrying out of such alterations to the property and (ii) the reinstatement thereof at the determination of the tenancy or otherwise to the same condition in which it was before the carrying out of such alterations

         (23) That without the previous consent in writing of the Landlord such consent not to be unreasonably withheld or delayed no signboard advertisement placard or nameplate shall be exhibited on the property

         (24) That no articles shall be hung or exposed outside the property or exhibited outside the entrance doors whether on the pavement or elsewhere

         (25) That no excessive weight shall be placed or suspended on or from the floors ceilings or walls of the property and not to use or permit or suffer the property to be used in such manner as to subject the same to any strain beyond that which it is designed to bear

         (26) That no poles masts or wires shall be erected on the exterior of the property (whether in connection with wireless or television apparatus or otherwise) without the previous consent in writing of the Landlord such consent not to be unreasonably withheld or delayed

         (27) That no alteration or addition shall be made to the central heating hot water and air conditioning installations in the property without the Landlords previous consent in writing such consent not to be unreasonably withheld or delayed

         (28)    (a)      That nothing shall be brought or done upon the
property which may invalidate or render any additional premium payable for any insurance of the property or of any adjacent premises and in case of any additional premium becoming payable it shall be paid by the Tenant on demand And in the event of the property or any adjacent premises or any part thereof being damaged or destroyed by any of the insured risks and the Landlord's insurance having been vitiated in whole or in part and the insurance moneys under such insurance having been wholly or partially irrecoverable by any act or omission of the Tenant or its servants agents or licensees then the Tenant will forthwith pay to the Landlord the whole or (as the case may require) the irrecoverable proportion of the cost (including architect's surveyor's and other professional fees) of completely rebuilding and reinstating the same

                 (b) Forthwith upon the happening of any event or thing against which insurance has been effected by the Landlord under the provisions of this deed to give notice thereof to the Landlord

         (29) That the road referred to in Clause 3(2) of this deed shall not be damaged or obstructed or used in such manner as to cause in the reasonable opinion of the Landlord any nuisance damage or annoyance And no goods or other things shall be loaded or unloaded into or from any trade vehicles on the said road

         (30) Not to allow any trade empties or rubbish of any description to accumulate on or outside the property but to place all refuse and rubbish in proper receptacles

         (31) That no window or other opening belonging to the property shall be stopped up darkened or obstructed nor any window or other opening belonging to adjacent premises obstructed and that no new window or other opening or encroachment or easement shall be allowed or suffered so as to lead to the acquisition of rights against the property And in case any such window opening encroachment or easement shall be made or attempted to be made the Tenant will give notice of it forthwith to the Landlord and at the request and cost of the Landlord adopt such means as may reasonably be required for preventing any such encroachment or the acquisition of any such rights

         (32) (a) To pay all reasonable and proper costs charges and expenses (including solicitor's costs and disbursements and surveyor's fees) incurred by the Landlord for the purpose of or incidental to the preparation and service of a notice under Sections 146 or 147 of the Law of Property Act 1925 (as amended) requiring the Tenant to remedy a breach of any of the covenants contained in this deed (notwithstanding forfeiture for such breach shall be avoided otherwise than by relief granted by the Court) or incidental to the preparation and service of a schedule of dilapidations at any time during or after the determination of the tenancy

                 (b) To pay to the Landlord all reasonable and proper costs charges and expenses incurred by the Landlord (including solicitor's costs and disbursements surveyor's and architect's fees) in connection with the grant by the Landlord of any consent pursuant to the covenants contained in this deed or any application for such consent save that the Tenant shall not be responsible for such costs charges and expenses if the Landlord is held to have unreasonably withheld its consent to an application under the Lease

                 (c) To pay all reasonable and proper costs charges and expenses (including solicitor's costs and disbursements and surveyor's fees) incurred by the Landlord for the purpose of or incidental to the enforcement of the Tenant's covenants in this deed

         (33) That in addition to the rent fees and other payments of whatever nature which are or shall be reserved or which are or may become payable pursuant to the provisions of this deed ("the payments") by or on behalf of the Tenant to the Landlord or any person acting on its behalf the Tenant shall pay any Value Added Tax which is or may at any time hereafter become payable in respect of the payments save to the extent that the Landlord is entitled to an input tax credit in respect thereof

         (34) To perform and observe at its own expense all the covenants terms and provisions of the documents mentioned in the First Schedule below and to indemnify and keep the Landlord indemnified in respect thereof

         (35) Forthwith upon becoming aware of the same to give notice in writing to the Landlord of any defect in the state of the property which would or might give rise to an obligation on the Landlord to do or refrain from doing any act or thing in order to comply with the duty of care imposed on the Landlord pursuant to the Defective Premises Act 1972 and indemnify and keep indemnified the Landlord from and against any loss claims actions costs or demands arising from a failure to give such notice and at all times to display and maintain all notices (including the wording thereof) which the Landlord may from time to time display or reasonably require to be displayed at the property

         (36) At all times during the tenancy to indemnify and keep indemnified the Landlord from and against all actions proceedings claims demands damages or loss whatsoever which may be maintained or made against or sustained by it by reason or in consequence of the state or condition of the property or the Tenants use thereof

         (37) Not without the consent in writing of the Landlord such consent not to be unreasonably withheld or delayed to make any application for planning permission in respect of the property

6.       THE Landlord covenants with the Tenant as follows:-

         (1) That the Tenant paying the rent reserved by this deed and performing and observing the foregoing covenants shall quietly enjoy the property for the term granted by this deed without any interruption by the Landlord or any person lawfully claiming under or in trust for the Landlord

         (2) The Landlord will procure insurance of the property against loss or damage by the insured risks (including architect's surveyor's and other professional fees) in the full reinstatement and rebuilding cost of the property (subject to such exceptions and conditions as may be set out in the policy of insurance from time to time) And if the Landlord's insurance has not become vitiated in whole or in part by any act or omission of the Tenant or its servants agents or licensees will procure any moneys received under such insurance to be laid out in rebuilding or reinstating the property and in the event of the property or any part thereof being destroyed or damaged by an insured risk as soon as the necessary consents are obtained (which the Landlord covenants to use all reasonable endeavours to obtain as expeditiously as possible) to rebuild and reinstate the same and the Landlord will supply on request a copy of the insurance policy for the property and evidence of payment of the last premium and will make up any shortfall in the insurance monies out of its own monies

         (3) The Landlord shall not in any event be liable to the Tenant in respect of any failure of the Landlord to perform any of its obligations to the Tenant hereunder whether express or implied unless and until the Tenant has notified the Landlord of the facts giving rise to the failure and the Landlord has failed within a reasonable time to remedy the same

         (4) Subject to Section 4 of the Defective Premises Act 1972 (as amended or re-enacted from time to time) so far as the same is applicable the Landlord shall not in any circumstances incur any liability in respect of damage to person or property or otherwise howsoever by reason of any act neglect default or misfeasance of the Landlord its servants or employees or by reason of any accidental damage which may at any time be done to the property or to any of the goods persons or property of the Tenant or any other person caused by any act or default of any other tenant of the Landlord in any adjacent premises or of any servant employee or contractor as aforesaid in breach or neglect of his or her duty

7.       IT IS AGREED as follows:-


         (1) If any rent reserved by this deed shall be unpaid for 21 days after becoming payable (whether formally demanded or not) or if any covenant on the Tenant's part shall not be performed or observed or if the Tenant (being a company) shall enter into liquidation whether compulsory or voluntary (save for the purpose of reconstruction or amalgamation without insolvency) or change the liability of its shareholders from limited to unlimited (or vice versa) or (not being a company) shall become bankrupt or shall call a meeting of or enter into any composition with creditors then and in any such case it shall be lawful for the Landlord to re-enter upon the property and thereupon this demise shall determine but without prejudice to any claim by the Landlord in respect of any antecedent breach of covenant

         (2) (a) If the Tenant shall make default in paying any sum (other than rent) referred to in Clause 5 such sum shall be recoverable (whether formally demanded or not) as if rent in arrear And the power of the Landlord to distrain upon the property for rent in arrear (including any such last-mentioned sum) shall extend to and include any tenant's fixtures and fittings not otherwise by law distrainable

                 (b) Nothing herein contained shall entitle the Tenant to withhold payment of any rent or other moneys payable under this deed after the date upon which the same first falls due or in any way prejudice or affect the rights of the Landlord under the provisions of sub- clause (1) of this Clause 7

         (3) Any dispute arising between the Tenant and any owner or occupier of any adjacent premises (other than the Landlord) as to any right or privilege or any party or other wall or otherwise shall be determined on behalf of the Tenant by the Landlord's surveyor whose decision shall bind the Tenant and whose fees shall be payable as he may direct

         (4) If the property is destroyed or damaged (or the access to or egress from) by any of the insured risks as to be unfit for occupation or use in whole or in part and the Landlord's insurance has not become vitiated by any act or omission of the Tenant or its servants agents or licensees then the rent reserved by this deed (or a proper proportion according to the extent of the damage) shall from the date of such damage or destruction and until the
property shall have been reinstated or until the expiration of    five     years
from
the date of the damage or destruction (whichever shall be the sooner) cease to accrue And any dispute under this proviso shall be referred to the award of a single arbitrator to be appointed by the President for the time being of the Royal Institution of Chartered Surveyors and in accordance with the Arbitration Act 1950 (as amended or re-enacted from time to time) Provided Always that under no circumstances shall the amount of rent which ceases to accrue hereunder exceed the amount received by the Landlord in respect of loss of rent under the policy referred to in Clause 6(2) of this deed

         (5) Upon quitting the property the Tenant shall not be entitled to any compensation whatsoever whether under the provisions of any legislation enacted before or after the date of this deed or otherwise PROVIDED THAT this sub-clause shall take effect subject to the provisions of the Landlord and Tenant Act 1954 (as amended or re-enacted from time to time) and shall not extend to any claim against the Landlord for breach of covenant

         (6) Any notice served under or in respect of this deed may be served by posting it in a prepaid envelope addressed in the case of the Landlord to its registered office or other last known address or in the case of the Tenant to its registered office or to the property and shall be deemed to have been served on the day after that on which it is posted and in proving such service it shall be sufficient to prove that the envelope containing the notice was properly addressed stamped and posted

         (7) The Landlord's reasonable and proper solicitor's costs and disbursements (including the cost of engrossments of this deed and stamp duty and any costs of mortgagees for consent to or registration of this deed and surveyor's fees) in connection with the preparation and completion of this deed and a counterpart shall be paid by the Tenant

         (8) Nothing in this deed shall be construed or operate expressly or impliedly to confer upon or grant to the Tenant any easement right or privilege other than those expressly hereby granted under Clause 3 of this deed

         (9) Nothing in this deed shall imply or warrant that the property may be used for the purpose herein or subsequently authorised by the Landlord and the Tenant hereby acknowledges and admits that the Landlord has not given or made at any time any representation or warranty that any such use is or will be or will remain a permitted use under the Town and Country Planning Acts 1962-1977 (as amended or re-enacted from time to time) and under every covenant and condition now affecting the property

         (10) The demand for and/or acceptance of rent by the Landlord or its agents shall not constitute and shall not be construed to mean a waiver of any prior breaches of the covenants on the part of the Tenant herein contained or of the Landlord's rights in respect of such breaches

         (11) Nothing herein contained shall confer on the Tenant any right to the benefit of or to enforce any covenant or agreement on the lessee's part contained in any lease or other instrument relating to any adjacent premises or limit or affect the right of the Landlord or other the owner to deal with the same in such manner as may be thought fit

8.       (1)     THE Landlord may by notice in writing served on the Tenant at any time require the rent payable under this deed to be revised with effect from any of the review dates hereinafter defined and from any such review date the rent shall be such sum as shall (in default of agreement between the Landlord and the Tenant within two months after service of such notice) be determined by a valuer ("the Valuer") nominated at the request of either the Landlord or the Tenant by the President for the time being of the Royal Institution of Chartered Surveyors to represent the rack rental value of the property as between a willing landlord and a willing tenant without taking a fine or premium at such review date for a term of 15 years with vacant possession and on the assumption (if not the fact) that (a) the property is in a good state of repair and decorative condition (b) the property is fully fitted out and fit for immediate occupation and use and could and would be immediately occupied by a willing tenant (c) the Landlord and the Tenant have performed and observed all the covenants and conditions on their respective parts herein contained (d) the property can be and is capable of being used for the purposes herein authorised and (e) in the event of the property or the access thereto having been wholly or substantially damaged or destroyed the property and the access thereto has been fully rebuilt and reinstated PROVIDED THAT no account shall be taken of (i) any goodwill attributable to the property by reason of the Tenant's or Permitted Occupiers (ii) business any alterations or additions made (with the consent of the Landlord where such consent is necessary hereunder) to the property after the date hereof by and at the cost of the Tenant or Permitted Occupier and without any liability on the part of the Landlord to pay compensation in respect thereof and otherwise than in pursuance of an obligation to the Landlord (iii) any diminution in rent attributable to work carried out or to be carried out by or anything done or to be done or omitted by the Tenant or Permitted Occupier whether with or without the consent of the Landlord (iv) any occupation of the Permitted Occupier and (v) any fitting out works carried out by the Tenant at its expense whether before or after the date of this deed BUT in all other respects by reference to the terms of this deed (including this sub-clause) PROVIDED FURTHER THAT (i) the rent so revised shall not be less than that reserved immediately prior to such review date (ii) the rent shall be revised once only during the period of five years commencing at each such review date and (iii) the Valuer shall act as an arbitrator

         (2) The review dates referred to in the preceding sub-clause are the 25th day of March 1993 the 25th day of March 1998 and the 25th day of March 2003 and the 25th day of March 2008

         (3) In the event that at each such review date or the expiration of two months after the service of the Landlord's notice under sub-clause (1) of this Clause (whichever shall be the later) the revised rent shall not have been determined as provided for in this Clause 8 then the Tenant shall continue to pay rent at the rate reserved immediately prior to such review date on each day appointed by this deed for payment of rent until such revised rent shall be determined and within 14 days after such determination the Tenant shall pay to the Landlord as arrears of rent a sum equal to the amount whereby the rent so revised shall exceed the rent reserved immediately prior to such review date but duly apportioned in respect of the period commencing on such review date and ending on the quarter day immediately following the date on which such revised rent is determined as aforesaid together with interest on such arrears of rent as aforesaid at the base rate for the time being of National Westminster Bank plc from such review date until payment by the Tenant

         (4) Any revised rent determined under sub-clause (1) of this Clause 8 shall be embodied in a document to be prepared by the Landlord and duly executed by the Landlord and the Tenant and the Tenant shall bear the costs charges and expenses incurred by the Landlord in connection with the preparation and completion of such document

         I N W I T N E S S whereof the parties hereto have caused their Common Seals to be hereunto affixed the day and year first before written

                               THE FIRST SCHEDULE
                               ------------------

         Date    Document                  Parties
         ----    --------                  -------
         29.1.1979        Transfer         Grovegate Investments Limited (1)
                                           Amo Management Services Limited (2)

         29.1.1979        Transfer         Grovegate Investments Limited (1)
                                           Grangedove Limited (2)

         29.1.1979        Transfer         Grovegate Investments Limited (1)
                                           Vistadene Limited (2)

         19.12.1978       Transfer         The British Petroleum Trust
                                           Limited (1) BP Trustees Limited (2)
                                           Grovegate Investments Limited (3)


[SEAL OMITTED]

                                                  THE COMMON SEAL of
                                                  --- ------ ----
                                                  FOLGATE ESTATES LIMITED
                                                  ------- ------- --------
                                                  was hereunto affixed in
                                                  the presence of:


                                                  /S/: [ILLEGIBLE]

                                                  /S/: [ILLEGIBLE]




[SEAL OMITTED]


                                                  THE COMMON SEAL of
                                                  --- ------ ----
                                                  SYNON LIMITED was
                                                  ----- -------
                                                  hereunto affixed in
                                                  the presence of:

                                                  /S/: [ILLEGIBLE]

                                                  /S/: [ILLEGIBLE]

                       [Folgate Estates Ltd - LETTERHEAD]

[DATE STAMP OMITTED]
                                             Your Ref:
                                             Our Ref:  TJF/TR
                                             Date:     7 January 1993


Mr Andrew Newton
Synon Europe Limited
91 St Paul's Road
London N1 2YU


Dear Mr Newton,

RENT REVIEW 91 ST PAUL'S ROAD

You will recall that I wrote to your recently reference our intention at Folgate Estates Limited to review the rent in respect of the premises you occupy under a lease dated the 20th May 1988. I now propose that the rent will be reviewed to the yearly sum of pounds 210,000 (Two hundred and ten thousand pounds) with effect from the 25th March 1993.

Your attention is drawn to the revisions of the lease in the event that my proposals are unacceptable to you.

I will be happy to meet with you to discuss this matter and other outstanding issues between our respective companies.

Yours sincerely,
FOLGATE ESTATES LIMITED

/s/: Thomas J. Fanning
-------------------------------
THOMAS J. FANNING

               DATE                    15th September           1989
               -----------------------------------------------------

               (1)      DANBUILD INVESTMENTS (U.K.) LIMITED

               (2)      SYNON LIMITED

               -----------------------------------------------------

                                   L E A S E

              of premises at 77-85  Fulham Palace Road, London W6

               -----------------------------------------------------

                          Lipman Bray
                          Thrutchley House
                          1 Bickenhall Street
                          London W1H 3LA

                          Ref: TGM/

                          3rd Floor

                               H.M. LAND REGISTRY
                       Land Registration Acts (1925-1971)
                                (LEASE OF PART)

London Borough:           London Borough Hammersmith & Fulham
Freehold Title No:        NGL551831
Property:                 3rd floor Block A (Elsinore House), 77-85
                          Fulham Palace Road, London W6

DATE: 15th September 1989

THIS LEASE is made BETWEEN (1) The Lessor and (2) The Tenant referred to in following particulars

                                  PARTICULARS

--------------------------------------------------------------------------------
The Lessor                DANBUILD INVESTMENTS (U.K.) LIMITED
                          whose registered office is c/o Bright Grahame Murray, Chartered Accountants, 124- 130 Seymour Place,
                          London W1H 6AA

--------------------------------------------------------------------------------
The Tenant                SYNON LIMITED
                          whose registered office is at 19 St Pauls Road
                          London. N1 2YW

--------------------------------------------------------------------------------
The Building              Block A, (Elsinore House) 77-85 Fulham Palace Road,
                          London W6 shown edged brown on Plan I
--------------------------------------------------------------------------------
The Premises              Third floor premises edged red on Plan 2 and as
                          further defined in the First Schedule
--------------------------------------------------------------------------------
The Term                  From and including 1st July 1989
                          for a period of 25 years ending on 30th June 2014 but
                          subject to the provisions in this Lease for earlier
                          termination.
--------------------------------------------------------------------------------

The Rent Commencement Date                              One month from the date
hereof
--------------------------------------------------------------------------------
The Initial Rent                  THREE HUNDRED AND EIGHT THOUSAND FOUR HUNDRED
                                  AND TWENTY FIVE POUNDS STERLING per annum
                                  (pounds 308,425.00 p.a.)

--------------------------------------------------------------------------------
The Review Dates                  1st July 1994    1st July 2004
                                  1st July 1999    1st July 2009

--------------------------------------------------------------------------------
The Permitted Use                 As offices and for the purpose of holding
                                  educational seminars and courses

--------------------------------------------------------------------------------
The Car Parking Spaces            FOUR (4) car parking spaces

--------------------------------------------------------------------------------
The Tenant's Break Date           30th June 2004

--------------------------------------------------------------------------------
The Lessor's Break Date           30th June 2005

--------------------------------------------------------------------------------

DEFINITIONS

1. IN THIS LEASE unless the context otherwise requires:-


         1.1 The expressions in the first column of the Particulars shall have the meanings given to then in the second column of the Particulars and the Particulars form part of this Lease

         1.2 "the Lessor" includes the person for the time being entitled to the reversion immediately expectant on the Term and any superior landlord

         1.3     "the Tenant" includes the successors in title of the Tenant

         1.4 "the Tenant or anyone connected with it" means any of the Tenant its employees agents licensees invitees and anyone else on the Estate expressly or impliedly with the authority of the Tenant

         1.5 "the Guarantor" includes the estate and personal representatives of the Guarantor)

         1.6 "the Term" includes any continuation or extension thereof or any period of holding over in each case whether by statute or common law

         1.7     "the Rent"  means:-

                 1.7.1 From the date hereof until the Rent Commencement Date a peppercorn (if demanded)

                 1.7.2 From the date hereof until the first of the Review Dates the Initial Rent

                 1.7.3    Thereafter the Reviewed Rent

         1.8 "the Reviewed Rent" means the Rent computed in accordance with the terms of the Fifth Schedule

         1.9 "the Rent Payment Days" means 1st January 1st April 1st July and 1st October

         1.10    "the Granted Rights" means the rights set out in the Second
                 Schedule

         1.11    "the Reserved Rights" means the rights set out in the Third
                 Schedule

         1.12 "the Estate" means the property known as 77-85 Fulham Palace Road London W6 being the land comprised in the freehold title mentioned above shown edged green on Plan 1 and the buildings from time to time on it

         1.13 "the Car Park" means the car park in the basement of Blocks B and C (being the buildings on the parts of the Estate erected or in the course erection shown for the purpose of identification only edged blue and purple respectively on Plan
                 1) and including the entrances driveways access ramps roadways and other areas in or ancillary to it

         1.14 "the Roadways" means the roads from time to time on the Estate including the entrances driveways access ramps and roadways forming part of the Car Park

         1.15 "the External Areas" means the Roadways and the forecourts landscaped areas and other external areas on the Estate from time to time and the boundary walls and fences of the Estate

         1.16 "the Common Parts" means the entrance halls landings staircases corridors, lifts, toilets and other parts of the Building the use of which is or may be common to the Tenant and the occupiers of any other part of the Building

         1.17 "Adjoining Property" means any neighbouring or adjoining land or property in which the Lessor or a Group Company has now or at any time during the Term shall have acquired a freehold or leasehold interest

         1.18    "Insured Risk" means any of the risks referred to in Clauses
                 7.2.1 and 7.2.2 and any other risks against which the Lessor shall at the time of the damage or destructicn in question have reasonably effected insurance subject to the excesses exclusions or limitations referred to in Clause 7.1.1.2

         1.19    "the Policy" means the insurance policy referred to in clause 7

         1.20    "the Insurance Contribution" means the total of:-

                 1.20.1 the fair proportion (as determined by the Surveyor acting as an independent expert and not as an arbitrator) of the sums payable by the Lessor by way of premiums for insuring the Estate against the Insured Risks referred to in clause 7.2.1 and 7.2.2; and

                 1.20.2 all of the sums payable by the Lessor by way of premiums for insuring against loss of the Rent payable under this Lease from time to time (having regard to reasonable sums in respect of any review of the Rent which may become due under this Lease) for five (5) years; and

                 1.20.3 all of any increased premium payable for any such insurance relating to the Premises or to any other part of the Estate and/or the loss of the rents payable under this Lease or the lease of any other part of the Estate as a result of any act or omission of the Tenant or anyone connected with it

         1.21 "the Services" means the services and other matters set out in the Sixth Schedule

         1.22 "the Surveyor" means any person or firm appointed by or acting for the Lessor from time to time (including an employee of the Lessor or a Group Company) appointed by the Lessor to perform the function of a surveyor for any purpose of this Lease

         1.23 "the Accountant" means any independent Accountant or firm of Accountants appointed by or acting for the Lessor from time to time or and independent Chartered Surveyor) or firm of Chartered Surveyors who (in the case of surveyors) shall be experienced in the preparation and auditing of service charge accounts to perform the function of an accountant for any purpose of this lease

         1.24 "the Managing Agent" means any person or firm appointed by or acting for the Lessor from time to time (including an employee of the Lessor or a Group Company) to collect the rents from and to manage the Estate

         1.25 "Accounting Period" means a year commencing on 1st January or such other date and/or period as the Lessor shall from time to time decide

         1.26 "the Total Service Cost" means the aggregate amount in each Accounting Period of:-

                  1.26.l The amounts properly incurred by or on behalf of the Lessor in providing all or any of the Services

                  1.26.2 The amounts properly incurred by or on behalf of the Lessor in connection with any of the matters referred to in the Seventh Schedule

                  1.26.3 The amounts considered reasonably appropriate by the Managing Agent or the Surveyor acting as an independent expert and not as an arbitrator as a reserve towards future expenses of a periodical or non-annually recurring nature in connection with any of the Services or the said matters

                  1.26.4 Value added tax payable on or in connection with any of the said amounts save insofar as the Lessor can recover the same

                 1.26.5 The costs incurred by the Lessor of and in connection with the obligation set out in clause 5.4 less any sums actually recovered by the Lessor pursuant to its obligations set out in clause 5.4

         1.27 "the Service Charge" means the fair proportion or fair proportions of the Total Service Cost attributable to the Premises as determined from time to time by the Surveyor (acting as an independent expert and not as an arbitrator)

                 PROVIDED THAT:-

                 1.27.1 different proportions may be applied to different items within the Total Service Cost or to different amounts within the same item; and

                 1.27.2 no part of the Total Service Cost shall be deemed to be attributable to the Car Park notwithstanding that expenditure relating to the Car Park forms part of the Total Service Cost

                 1.27.3 the fair proportion shall be calculated on the basis that all premises on the Estate intended to be let have been let and that all the Tenants of the Building and the Estate are contributing a fair and reasonable proportion to the respective elements of the Total Service Cost

         1.28 "The Interim Charge" means four equal instalments such sums to be paid in advance on account of the Service Charge for an Accounting Period as the lessors or the Managing Agents shall from time to time specify to be a fair and reasonable estimate of the Service Charge that will be payable by the Tenant for that Accounting Period PROVIDED THAT the Lessor may revise such estimate during an Accounting Period if it shall be fair and reasonable to do so in the circumstances and the remaining instalments in such Accounting Period shall be adjusted accordingly

         1.29 "the Service Conduits" means pipes wires cables sewers drains gutters flues other conducting media and any items similar to any of them and all valves chambers covers fixings and similar items ancillary to any of them

         1.30 "the Planning Acts" means the Town and Country Planning Acts 1971 to 1985 and any regulations or orders made under the authority of any such Act (but subject to clause 2.6)

         1.31 "enactment" means any statute Statutory Instrument order or byelaw issued by any competent authority for the time being and from time to time in force and any rule regulation scheme plan or direction issued under or deriving authority from any of them

         1.32 "decorate" means and includes decorate paint paper varnish treat and polish and the like (as the specific instance may require) and decoration shall be construed accordingly

         1.33 "Interest" means interest during the period from the date on which the payment is due or from such other date as may be specified in this Lease to the date of payment (both before and after any judgment) at 4% above the base rate from time to time of Royal Bank of Scotland plc or such other British Town clearing bank as the Lessor may from time to time nominate or should such base rate cease to exist such other rate of interest as is most closely comparable with the Interest Rate to be agreed between the parties or in default of agreement to be determined by the Accountant (acting as an expert and not as an arbitrator)

         1.34    "the 1954 Act" means the Landlord and Tenant Act 1954

         1.35 "Group Company" means a company that is from time to time a member of the same Group as the Lessor or Tenant as the case may be within the meaning of section 42 of the 1954 Act

         1.36 References to "the last year of tie Term" include the last year of the Term if the same shall determine otherwise than by effluxion of time and to "the end of the Term" include such sooner determination of the Term

         1.37 "the Premises" and "the Estate" include any part of the Premises and any part of the Estate respectively

         1.38 "the parties" or "party" shall mean the Lessor and/or the Tenant but excludes the Guarantor

         1.39 "Development" has the meaning given by Section 22 of the Town and Country Planning Act 1971

         1.40    "act or default" means act default negligence or omission

         1.41 "rates" means general water and other rates taxes charges community charge assessments impositions and outgoings of whatever nature but shall not include any tax payable as a direct result of any dealings by the Lessor with its reversionary interest in the Estate and/or the Building and/or the Premises or any income tax or corporation tax payable by the Lessor on any rents under this Lease or any other lease or licence of whatsoever nature on the Estate

         1.42 "planning permission" means any of planning permission listed building consent conservation area consent and any other permission or consent under the Planning Acts

         1.43 "the General Specification" means the General Specification for the West Six Centre a copy of which is annexed to this Lease

         1.44 "the Additional Works Specification" means the Additional Works Specification a copy of which is annexed to this Lease

         l.45 Any reference to "this Lease" is a reference to this Lease as varied amended or supplemented from time to time and includes a reference to any document which varies amends or is supplemental to or made or given pursuant to or in accordance with any of the terms of this Lease

INTERPRETATION

2.       In this  Lease:-

         2.1 Any obligation in this lease not to do an act or thing shall be deemed to include an obligation not to permit or suffer that act or thing to be done

         2.2 The singular shall include the plural and the masculine shall include the feminine and neuter

         2.3 Where the Tenant comprises more than one person the covenants on the part of such party shall be joint and several

         2.4 References to any right of the Lessor to have access to the Premises shall be construed as extending to all persons authorised by the Lessor (including agents, professional advisers, contractors, workmen and others)

         2.5 References to any right of the Tenant shall be construed as extending to all persons authorised by the Tenant (including authorised undertenants agents professional advisers contractors workmen servants and others

         2.6 Any reference to a specific statute includes any statutory extension or modification or re-enactment of such statute and any regulations or orders made under it (except in the case of the definitions of "the 1954 Act" and "Group Company")

         2.7 The paragraph headings do not form part of this Lease and shall not be taken into account in its construction or interpretation

         2.8 References to clauses or schedules are to clauses or schedules in this lease and references in a schedule to clauses are to clauses in that schedule

DEMISE

3.       The Lessor demises to the Tenant for the Term the Premises:-

         3.1 together (in common with the lessor and all others authorised by it or otherwise entitled) with the Granted Rights but subject to temporary interruption for repair alterations replacement or other works and so far as reasonably practicable in the circumstances not materially to interfere with the use and enjoyment by the Tenant of the Premises); but

         3.2 excepting and reserving to the Lessor and all others authorised by it or otherwise entitled the Reserved Rights; and

         3.3 subject to the matters contained or referred to in entries numbered 1, 4, 5, 6 and 10 of the Charges Register of the title above mentioned insofar as they still subsist and relate to the Premises or the Granted Rights the Tenant paying to the Lessor by way of rent without any deductions whatsoever the Rent which shall be paid by equal quarterly payments in advance on the Rent Payment Days the first payment being made on the execution of this Lease in respect of the period from the Rent Commencement Date to the next following Rent Payment Day

TENANT'S COVENANTS

4. The Tenant covenants with the Lessor to observe and perform the covenants and obligations contained in the Fourth Schedule

LESSOR'S COVENANTS

5. Subject to and conditionally upon the Tenant paying the Rent the Interim Charge the Service Charge and all other moneys payable under this Lease and performing and observing the covenants on the part of the Tenant and the conditions and agreements contained in this Lease the Lessor covenants with the Tenant as follows:-

         5.1 to permit the Tenant to peaceably hold and enjoy the Promises during the Term without any lawful interruption by the Lessor or any person claiming under or in trust for the Lessor; and

         5.2 to perform the Services except insofar as it is beyond the Lessor's reasonable control including (without limitation) any failure or interruption in any of the Services by reason of necessary repair, replacement, maintenance of any installations or apparatus, or their damage or destruction, or by reason of mechanical or other defect or breakdown, or frost or other inclement conditions, or shortage of fuel, materials, water or labour, or any other cause PROVIDED THAT the Lessor uses all reasonable endeavours to remedy the same as soon as reasonably practicable and PROVIDED THAT the lessor shall not be liable to the Tenant in respect of any act default omission or negligence of any porter attendant or other person undertaking the Services or any of them on behalf of the Lessor

         5.3 At the reasonable request and at the sole cost of the Tenant(but the Landlord shall give credit for recovery of any costs from any third party) and upon the Tenant giving an indemnity to the Lessor for payment of all costs and expenses reasonably to be incurred by the Lessor (including reasonable reimbursement for time spent by the Lessor) and upon payment from time to time of such sums by way of security for costs and expenses as may be reasonably requested to take all action reasonably necessary (including legal proceedings) for the benefit and protection of the Premises against any tenant of the Building of any part of the Estate so as to compel such tenant or tenants to comply with the terms of any lease between the Lessor and such tenant

         5.4 To take such steps as are reasonable (including if necessary the institution and prosecution of legal proceedings) to enforce the obligations of contractors sub-contractors architects and engineers pursuant to their several contracts with the Lessor in relation to the construction of the Premises and/or the Building and the Lessor shall hold all and any monies received in accordance with the provisions of Clause 8.10 hereof

         5.5 To observe and perform the covenants (whether restrictive or otherwise) and stipulations to which the Landlords reversionary interest in the Estate is or may from time be subject (while the reversion is vested in it but not after it shall have parted with the reversion) and fully indemnify the Tenant in respect of any breach or non observance thereof

FORFEITURE

6. If:-
         6.1 the Rent or any part shall at any time be unpaid for twenty-one days after becoming payable (whether formally demanded or not); or

         6.2 any other sum due from the Tenant under the terms of this Lease shall at any time be unpaid for twenty-one days after the later of demand and becoming payable; or

         6.3 any of the Tenant's covenants or obligations in this Lease shall not be performed or observed; or

         6.4     in relation to the Tenant(being a company)

                 6.4.1 a proposal is made for a voluntary arrangement pursuant to Part I Insolvency Act 1986; or

                 6.4.2 a petition is reasonably and properly presented for an administration order pursuant to Part II of that Act; or

                 6.4.3 a petition is reasonably and properly presented pursuant to Part IV of that Act or a resolution reasonably and properly proposed for winding-up in either case whether compulsory or voluntary or a meeting is convened or a resolution is proposed for the purchase redemption or reduction of any part of the issued share capital of the Tenant (whether or not to comply with S.142 Companies Act 1985)(except in any such case for a reconstruction or amalgamation not involving or arising out of insolvency); or

                 6.4.4 a receiver is appointed of the whole or any part of its assets or undertaking (whether or not an administrative receiver as defined in S.29(2) of the Insolvency Act 1986)

         6.5     in relation to the Tenant (being an individual)

                 6.5.1 an application is reasonably and properly made for an interim order pursuant to Part VIII of that Act; or

                 6.5.2 a petition is presented for bankruptcy or a bankruptcy order is made pursuant to Part IX of that Act; or

                 6.5.3    an insolvency practitioner is appointed pursuant to
                          S.273 of that Act; or

         6.6 the Tenant, shall make a composition with creditors which would in the Lessors reasonable opinion materially affect the Tenants ability to perform its covenants hereunder

         6.7 any distress or execution is levied on any of the Tenants' goods or property which would in the Lessors reasonable opinion materially affect the Tenants ability to perform its covenants hereunder

         (and in every case if the Tenant is more than one person if any of the said matters shall occur in relation to any one of them then and in any such case the lessor may at any time thereafter re-enter upon the Premises in the name of the whole and thereupon this demise shall absolutely determine but without prejudice to the right of action of the Lessor in respect of any antecedent breach

         (including if applicable that in relation to which the Lease is forfeited) of the Tenant's covenants or the conditions contained in this lease

7.       INSURANCE

         7.1 Subject to and conditionally upon the Tenant paying the Insurance Contribution the Lessor covenants with the Tenant:-

                 7.1.1    to insure the Estate

                          7.1.1.1 unless such insurance shall be vitiated by any act of the Tenant or by anyone connected with the Tenant; and

                          7.1.1.2 subject to such excesses exclusions or limitations as the Lessor's insurers may reasonably require in such insurance office of repute or with such underwriters and through such agency as the Lessor may from time to time reasonably and properly decide in as being the full cost of rebuilding or reinstatement including architects, surveyors and other professional fees, the cost of debris removal, demolition, site clearance, any works as a result of such rebuilding or reinstatement that may be required by statute and incidental expenses

                 7.1.2 produce to the Tenant on request (but if more than once a year then at the Tenant's expense) a copy of the Policy and the last premium receipt or other reasonable evidence of the terms of the Policy and the fact that the last premium has been paid

                 7.1.3 notify the Tenant of any material change in the risks covered by the Policy

                 7.1.4 procure that the interest of the Tenant and any mortgagee or chargee is noted on the Policy (and which shall be deemed satisfied by a general note on the policy that the interests of tenants are noted)

         7.2     Such insurance shall be against:-

                 7.2.1 loss or damage by fire, explosion, storm, lightning, earthquake, explosion, subsidence, tempest, flood, burst pipes, impact, and (in peacetime) aircraft and articles dropped therefrom, riot heave, civil commotion and malicious damage and such other risks insurance against which the lessor may (but without obligation) from time to time reasonably decide

                 7.2.2 liability of the Lessor arising out of or in connection with any matter involving or relating to the Estate; and

                 7.2.3 the loss of the Rent payable under this Lease from time to time (having regard to any reasonable sums in respect of review of rent which may become due under this lease) for five years

         7.3     If

                 7.3.1 the Premises or access to them are destroyed or damaged by an Insured Risk so that the Premises or any part of them are unfit for occupation or use, and

                 7.3.2 the insurance of the Premises has not been vitiated by the the act or default of the Tenant or anyone connected with it the Rent or a fair proportion of it according to the nature and the extent of the damage sustained the amount of such proportion in case of dispute to be determined by the Surveyor (acting as an expert and not as an arbitrator) shall be suspended and cease to be payable until the Premises, the damaged part, or the access (as the case may be) shall have been reinstated so that the Premises the damaged part or the access are made fit for occupation or use or until the expiration of five years from the date on which the destruction or damage occurred whichever is the shorter

         7.4     If

                 7.4.1 the Premises are damaged or destroyed by an Insured Risk, and

                 7.4.2 the payment of the insurance monies is not refused in whole or in part by reason of any act or default of the Tenant or anyone connected with it.

                 the Lessor will subject to clause 7.5.7 with all convenient speed take such necessary and proper steps to obtain any planning permissions or other permits approvals and consents that may be required under the Planning Acts or other enactment to enable the Lessor to rebuild and reinstate the Premises and will as soon as these have been obtained spend and lay out all monies received in respect of such insurance (except sums in respect of loss of rent) in rebuilding or reinstating the Premises so destroyed or damaged and meeting the related professional fees provided that the Lessor shall not be liable to rebuild or reinstate the Premises if:-

                 7.4.3 the lessor is unable (having used all reasonable endeavours) to obtain all planning permissions, permits and consents necessary to execute such rebuilding and reinstating; or

                 7.4.4    if this lease shall be frustrated; or

                 7.4.5 if the rebuilding or reinstating is prevented for any other reason beyond the control of the Lessor in any of which cases:-

                 7.4.6 all the insurance monies shall belong to the Lessor absolutely and the Lessor shall accordingly be entitled to retain them; and/or

                 7.4.7 the Lessor may by giving to the Tenant not later than three years after the date of damage two months notice in writing determine this demise (unless this Lease shall before such notice is given have been frustrated or otherwise determined) (but without prejudice to any claim by the Lessor in respect of any antecedent breach of covenant) and any dispute under this clause shall be determined by the Surveyor (acting as an independent expert and not as an arbitrator)

         7.5     The Tenant covenants with the Lessor:

                 7.5.1    to pay the Insurance Contribution on demand

                 7.5.2 not to do or omit anything that could cause any policy of insurance relating to the Estate to become void or previously notified the lessor and have agreed to pay the increased premium) anything by which additional insurance premiums may become payable

         7.5.3 to keep the Premises supplied with such fire fighting equipment as the insurers or the fire authority may require and to maintain the same to their satisfaction

         7.5.4 not to store or bring on to the Premises any article, substance or liquid of a specially combustible, inflammable or explosive nature and to comply with the requirements and recommendations of the fire authority and/or the insurers and the reasonable requirements of the Lessor as to fire precautions relating to the Premises

         7.5.5 not to obstruct the access to any fire equipment or the means of escape from the Premises

         7.5.6 to give notice to the Lessor immediately any event occurs which might affect the Policy

         7.5.7   if the Estate is damaged or destroyed either:-

                 7.5.7.1 by an Insured Risk and the insurance money under the Policy is by reason of any act or omission of the Tenant or anyone connected with it wholly or partially irrecoverable; or

                 7.5.7.2 as a result of the act or omission of the Tenant or anyone connected with the Tenant to pay to the Lessor on demand with Interest the amount of such insurance money so irrecoverable in which event the provisions of clause 7.4 shall apply

         7.5.8 if at any time the Tenant shall be entitled to the benefit of any insurance on the Premises (which is not effected or maintained in pursuance of any obligation contained in this Lease) to apply all monies received by virtue of such insurance in making good the loss or damage in respect of which it shall have been received

         7.5.9 if required by any enactment to obtain a fire certificate for the Premises and on request to produce it to the Lessor for inspection

         SERVICE CHARGE

         8.1 The first payment of the Interim Charge (on account of the Service Charge for the Accounting Period during which this lease is executed) shall be paid by the Tenant to the Lessor on the execution of this Lease and thereafter the Interim Charge shall be paid by the Tenant to the Lessor by payments in advance on the Rent Payment Days

         8.2 If the Interim Charge paid by the Tenant for any Accounting Period plus any balance carried forward from the previous Accounting Period together exceed the Service Charge for the Accounting Period then such excess shall be carried forward by the lessor and credited to the account of the Tenant in computing the Service Charge in the next Accounting Periods

         8.3 If the Service Charge for any Accounting Period exceeds the Interim Charge paid by the Tenant for that Accounting Period plus any balance carried forward from the previous Accounting Period then the Tenant shall pay such excess to the Lessor within twenty-one days after service upon the Tenant of the certificate referred to in the following paragraph

         8.4 As soon as reasonably practicable after the end of each Accounting Period the lessor shall serve or shall procure that there is served upon the Tenant a certificate signed by the Lessor the Surveyor or the Accountant containing the following information:

                 8.4.1 The amount of the Total Service Cost for that Accounting Period with a summary of that amount showing the principal constituent items

                 8.4.2 The amount of the Service Charge for that Accounting Period; and

                 8.4.3 The amount of the Interim Charge paid by the Tenant for that Accounting Period and of any balance carried forward from the previous Accounting Period

                 8.4.4 A schedule showing the amount and aggregate amounts of any reserves created pursuant to the relevant provisions of this Lease

         8.5.1 Save as hereinafter provided the said certificate and schedules shall be conclusive evidence for the purposes of this Lease of all matters of fact to which they contain reference save in relation to any patent error or omission

         8.5.2 The Tenant may at any reasonable time by prior appointment with the Lessor but at its own cost inspect the records and vouchers relating to the amount of the Total Service Costs for an Accounting Period during the period of one month after the service of the certificate for that Accounting Period pursuant to clause 8.4

         8.6 In respect of the Accounting Periods current at the date of this lease and at the end of the Term the Service Charge shall be apportioned an a daily basis and the provisions of this clause 8 shall continue to apply after the end of the Term in respect of the then current Accounting Period

         8.7 In no event shall the Service Charge be increased or altered by reason only that at any relevant time any part of the Estate intended for letting may be vacant or be occupied by the Lessor or that any tenant or other occupier of another part of the Estate may default in payment of his service charge

         8.8 The Tenant shall not be entitled to object to the Service Charge (or any item comprised in it) or otherwise on any of the following grounds:-

                 8.8.1 the inclusion in a subsequent Accounting Period of any item of expenditure or liability omitted from the Service Charge for any preceding Accounting Period

                 8.8.2 an item included at a proper cost might have been provided or performed at a lower cost or

                 8.8.3 disagreement with any estimate of future expenditure for which the Lessor requires to make provision so long as the Lessor has acted reasonably and in good faith and in the absence of manifest error or

                 8.8.4 the manner in which the Lessor exercises its discretion in providing services so long as the Lessor acts in good faith and in accordance with the principles of good estate management or

                 8.8.5 the employment of the Managing Agents to carry out and provide on the Lessor's behalf any of the services or matters referred to in the Seventh Schedule

         8.9 Nothing in this Lease shall oblige the Lessor to incur any of the items of expenditure referred to in the Seventh Schedule or to establish and/or maintain any such provision as is referred to in paragraph 19 of the Seventh Schedule or to maintain such a provision at any particular level

         8.10 All sums received by the Lessor in respect of the provision referred to in paragraph 19 of the Seventh Schedule shall be credited to an account separate from the Lessor's own monev and shall be held by the lessor on trust during the Term for the persons who from time to time shall be tenants of the Estate to apply the same and any interest accruing on it for the purposes set out in the said paragraph 19 and at the expiry of the Term the fair proportion of any such sums on expenditure attributable to the Premises shall be paid to the person who shall then be the tenant of the Premises or if the Premises shall not then be let such fair proportion shall belong to the Lessor absolutely

         8.11 For the avoidance of doubt any sums in respect of which recovery may be made pursuant to Clause 5.4 shall be included in the Total Service Cost and the Service Charge shall be payable accordingly notwithstanding the prospect of such recovery

9. The Insurance Contribution the Interim Charge the Service Charge any interest on any of them and any other sums payable by the Tenant to the Lessor under the terms of this Lease shall be payable by way of further rent.

10. The Lessor shall not be liable or responsible for any damage suffered by the Tenant or anyone connected with it through any defect in under or upon the Premises except insofar as any such liability is covered by insurance effected by the Lessor.

11. The Tenant's covenants shall remain in full force both at law and equity notwithstanding that the lessor shall have waived or released temporarily ox permanently revocably or irrevocably or otherwise a similar covenant or similar covenants affecting any other part of the Estate or Adjoining Property

12. The Tenant acknowledges that no warranties are given or implied in the granting of this lease by or on behalf of the Lessor that the use to which the Tenant proposes to put the Premises nor any alterations or additions which the Tenant may now or subsequently decide to carry out will not require planning permission under the Planning Acts.

13. The Tenant acknowledges that this Lease has not been entered into by it in reliance wholly or partly on any statement or representation made by or an behalf of the Lessor except for replies in writing given prior hereto by the Lessor's solicitors to enquiries raised in writing with them by the Tenant's solicitors.

14. Except where any statutory provision prohibits the Tenant's right to compensation being reduced or excluded by agreement the Tenant shall not be entitled to claim from the Lessor on quitting the Premises or any part thereof any compensation under the 1954 Act.

15.      If

         15.1 the Tenant gives to the Lessor notice in writing to that effect such notice to be received by the Lessor not later than 9 months before the Tenant's Break Date (as to which time shall be of the essence); and

         15.2 the Tenant's covenants and the conditions in this Lease shall in all material respects be observed and performed up to and including the Tenant's Break Date then this lease shall determine and the Term shall end on the Tenant's Break Date but without prejudice to the rights and remedies of the Lessor in respect of any antecedent breach non-observance or non-performance of any of the Tenant's covenants or the conditions contained in this Lease

16. If the Lessor gives to the Tenant not less than six months prior notice in writing to that effect (as to which time shall be of the essence) then this lease shall determine and the Term shall end on the Lessor's Break Date but without prejudice to the rights and remedies of the Lessor in respect of any antecedent breach non-observance or non-performance of any of the Tenant's covenants or the conditions contained in this Lease

17. The Lessor and the Tenant hereby acknowledge for the avoidance of doubt that any costs incurred by the lessor in the initial development of the Estate, the construction and fitting out of the Building and the Common Parts and the initial provision of the Roadways and the External Areas and all other initial capital expenditure relating to the development of the Estate by the Lessor shall not be included in the Total Service Cost nor any part of the Service Charge payable by the Tenant.

         18.1 In this clause "the Tenant" means Synon Limited and its successors in title by virtue of a reconstruction or amalgamation of Synon Limited or any such successor in title but not its other successors in title

         18.2 On or before the signing of this Lease the Tenant has procured from Midland Bank PLC a guarantee ("the Guarantee") in the form annexed to this Lease for the purpose of guaranteeing the payment of the Rent and the performance of the Tenant's covenants contained in this Lease

         18.3 The Tenant hereby further covenants with the Lessor as follows:-

                 18.3.1 During the period of 30 days prior to the expiry of the Guarantee or any guarantee procured by the Tenant in favour of the Lessor pursuant to this sub-clause and subject to sub-clause 3.3 hereof the Tenant shall use reasonable endeavours to obtain a further guarantee in favour of the lessor from a member of the committee of London & Scottish Bankers in substantially the same form as the Guarantee and for a period of three years and for the same amount as the guarantee then expiring which it is to replace PROVIDED ALWAYS that such replacement guarantee can be obtained at reasonable cost to the Tenant.

                 18.3.2 If by the date of expiry of the Guarantee or any other guarantee procured by the Tenant in favour of the Lessor pursuant to the provisions of sub-clause
                          18.3.1 the Tenant shall not have complied with its obligations to procure a further guarantee in favour of the Lessor or be able to obtain a guarantee at reasonable cost to the Tenant it accordance with its obligations under sub-clause 3.1 the Tenant shall forthwith deposit with the lessor a sum equal to one year's rent as due under the lease such sum to be held by the Lessor under the terms of a Rent Security Deposit Deed in such form reasonably required by the Lessor and by which inter alia the Tenant shall charge the said sum in favour of the Lessor with the due payments of the rent and the due performance and observance of the covenants on the part of the Tenant and the conditions contained in this lease such deed to be duly executed by the Lessor and the Tenants

                 18.3.3 If the Tenant proves to the satisfaction of the Landlord that net profit after tax in each case of the three financial years ending last of not less than 3 times the Rent at such date then this requirement to provide a guarantee shall immediately cease.

                 18.3.4 The Tenants shall pay to the lessor forthwith on demand all reasonable and proper costs incurred by the Lessor in connection with the procuring of any such guarantee or in connection with any such rent security deposit deed

IN WITNESS of which the Parties have executed this Lease

                               THE FIRST SCHEDULE
                                 (The Premises)

The Premises means that part of the Building specified in the Particulars and shown edged red on Plan 2 and including (for the purposes of obligation as well as grant):

1. the floors including the floor boards or other flooring materials the plinths upon which the same are laid and by which they are supported and the void between the flooring and the concrete structure beneath it

2.       the doors the windows and the frames and the glass in any of them

3.       the internal plaster or plasterboard surfaces of any load bearing wall

4. the suspended ceiling finishes and the voids above them including the brackets or other devices by which the same are attached to the concrete structure

5. one half severed vertically of non load bearing walls dividing the Premises from other parts of the Building (which walls shall be deemed to be party walls) and the entirety of any other non-load-bearing internal walls

6.       all Service Conduits which exclusively serve the Premises

7. all the Lessor's fixtures and fittings of every kind which are from time to time in or upon the Premises whether original or substituted and all other fixtures except those that can be removed by the Tenant without damaging or defacing the Premises

8.       all additions and improvements to the Premises

but excludes any part of the load bearing structure of the Building (which includes without prejudice to the generality of the foregoing the roof and foundations of the Building) other than the internal surfaces thereof

                               THE SECOND SCHEDULE
                              (The Granted Rights)

1. The free and uninterrupted passage and running of water soil gas and electricity telecommunications and other services through all Service Conduits which are now in on under or running through the Estate and which serve the Premises

2. The right for all proper purposes in connection with the use of the Premises to pass and repass

         2.1 over and along the Roadways with or without vehicles (but so that the Tenant and anyone connected with it shall not have more vehicles on the Estate at any time than the number of the car parking Spaces); and

         2.2 without vehicles over and along the footpaths from time to time forming part of the External Areas until such time as they or such parts of then shall be adopted as public highways

3. The right of support and protection for the benefit of the PremiseS as is now enjoyed from other parts of the Building

4. The right to pass and repass over along and through the Common Parts for all proper purposes in connection with the use of the Premises

5. The right to have the name or trading title of the Tenant affixed on the communal notice board to be provided by the Lessor in the entrance hall of the Building in such a position and in such manner as shall be decided by the Lessor acting reasonably in the interests of good Estate management

6. The right to use the Car Parking Spaces in such part or parts of the Estate as the Lessor shall from time to time specify for the parking of cars and for no other purpose

7. The right to enter the parts of the Building adjoining the Premises with or without workmen and equipment on no less than five days notice (save in the case of emergency) in order to comply with the Tenants' covenants herein contained

8. Subject to the Tenant having obtained all requisite planning permissions and consents the right until such time as the Lessor shall provide a communal facility to install an aerial of such size and design and in such position as shall previously have been approved in writing by the Lessor such consent not to be unreasonably withheld or delayed for the reception of television signals from satellites but so that this right shall immediately cease and determine upon the installation by the Lessor of an aerial for the use of all Tenants of the Lessor whereupon the Tenant shall forthwith remove any aerial erected pursuant to this temporary right

                               THE THIRD SCHEDULE
                              (The Reserved Rights)

1. The free and uninterrupted passage and running of water soil gas telecommunications and other services or supply electricity through the Service Conduits which may now or in the future be in on under or running through the Premises and which may serve any other part of the Estate

2. The right at all times upon giving prior written notice (except in an emergency) to carry out any works or repairs to or to build alter or rebuild the Estate or any Adjoining Property in any manner



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
         and for any purpose notwithstanding any interference with the access of light or air to the Premises or any temporary interference or inconvenience with the Granted Rights

3. The right at all reasonable times upon giving to the Tenant not less than 5 working days notice (except in case of emergency) for the Lessor and persons authorised by it with or without tools materials and equipment to enter on the Premises:-

         3.1 for any purpose incidental to the provision of the Services and/or to carry out any works in connection with such provision

         3.2 to lay construct renew alter repair and maintain any Service Conduits in the Building

         3.3 to carry out any works or alteration incidental to the building alteration repair or rebuilding of any part of the Estate the person exercising such right making good all damage to the Premises thereby caused

4. The right at all reasonable times to enter upon the Premises for viewing and inspection and preparation of schedules of disrepair

5. The rights of light air support shelter and protection now or at any time during the Perpetuity Period enjoyed by the Estate over the Premises

6. The right to erect and retain scaffolding on or about the Building for the purpose of works to or cleaning or decoration of the Building notwithstanding that such scaffolding may temporarily restrict the access to or enjoyment or use of the Premises

7. At all times all rights easements and the like enjoyed at the date hereof by the Premises over Adjoining Property other than the Granted Rights to the intent that S.62 law of Property Act 1925 shall not apply to this Lease

                              THE FOURTH SCHEDULE,
                               (Tenants Covenants)

Rent and Outgoings

1.1 To pay the Rent the Interim Charge the Service Charge and the Insurance Contribution at the times and in the manner set out in this Lease without any deduction and if so required by the Lessor by standing order to Bankers Credit Transfer or other similar method specified by the Lessor

1.2 To pay and discharge all rates which are now or may at any time during the Term be payable charged or assessed on or in respect of the Premises or on the landlord tenant owner or occupier thereof (or in the absence of direct assessment on the Premises a fair proportion of the same as assessed by the Surveyor acting as an expert and not as an arbitrator) and in every case any value added or other similar tax payable in respect thereof.

1.3 To pay to the suppliers and to indemnify the Lessor against all charges for all gas electricity telecommunication and other services consumed or used on or supplied to the Premises.

1.4 If the Rent the Interim Charge the Service Charge the Insurance Contribution or any other sum due from the Tenant under the terms of this Lease or any part of any of them shall at any time be more than seven days overdue to pay to the Lessor Interest thereon calculated from the due date for payment until the date of actual payment (both before and after judgment) PROVIDED THAT nothing in this clause shall entitle the Tenant to withhold or delay any payment after the date upon which it first falls due or in any way prejudice affect or derogate from the rights of the Lessor in relation to the said non-payment or under the proviso for re-entry.

1.5 To pay and indemnify the Lessor against any value added tax (or any tax of a similar nature that may be substituted for it or levied in addition to it) at the rate for the time being in force chargeable in respect of any rents or other payments to be made by the Tenant to the Lessor or any person on the Lessor's behalf in connection with or under any of the provisions of this lease save insofar as any such tax is recoverable by the Lessor as an input for value added tax purposes, and, in default of payment, the same shall be recoverable as rent in arrear PROVIDED that (for the avoidance of doubt) the Lessor shall be under no obligation to exercise or not exercise any option or right conferred on it by any enactment so as to reduce or avoid any liability to value added tax referred to in this clause

RESERVED RIGHTS



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
2.l To permit the Lessor and those authorised by him and others so entitled to exercise the Reserved Rights and not to inhibit or interfere with the exercise of any of them.

2.2 To permit upon reasonable notice at any time during the Term prospective purchasers of or agents instructed in connection with the prospective or actual sale of the Lessor's interest in the Estate to view the Premises without interruption providing they are authorised in writing by the Lessor or its agents

REPAIR AND DECORATION

3.l To repair and keep in good and substantial repair and condition the Premises and to renew and replace from time to time all Lessor's fixtures and fittings and appurtenances in the Premises which may become or be beyond repair at any time during or at the end of the Term (in every case damage by any of the Insured Risks excepted save where the insurance has been vitiated or payment of the insurance money refused in whole or in part in consequence of some act or default on the part of the Tenant or anyone connected with it) PROVIDED always that the Tenant's obligations shall be suspended while the Lessor is pursuing any steps under Clause 5.4 hereof

3.2 In every fifth year of the Term and also during the three months preceding the end of the Term (during the said last three months of the Term in such colours and patterns as the Lessor may reasonably require) and using good quality materials to decorate completely in accordance with then current good practice all the interior parts of the Premises which have been or ought to be or normally are so decorated the decoration to be carried out to the reasonable satisfaction in all respects of the Lessor.

3.3 To clean both sides of all windows and doors of the Premises (other than the glass in the doors and windows in the external walls) at least once in every month.

3.4 Within one month (or sooner if appropriate) after the Lessor shall have given to the Tenant or left on the Premises a notice in writing specifying any repairs cleaning maintenance or decoration of the Premises which the Tenant has failed to carry out in breach of the Tenant's responsibilities under this lease to repair and make good the same to a good and substantial condition and to the



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
         reasonable satisfaction of the Lessor or the Surveyor and in case of default to permit the Lessor and the workmen or agents of the Lessor to enter the Premises with or without plant equipment and materials and execute such repairs or other works and all expenses incurred thereby shall on demand be paid by the Tenant to the Lessor with Interest

COSTS

4.1 To pay all reasonable and proper costs charges and expenses (including solicitors' costs and architects' and surveyors' fees) incurred by the Lessor for the purposes of or incidental to the preparation grant service or enforcement (whether by proceedings or otherwise) of:-

         4.1.1 Any notice under Section 146 or 147 of the Law of Property Act 1925 (as amended) requiring the Tenant to remedy a breach or any of the Tenant's covenants contained in this lease notwithstanding forfeiture for such breach shall be avoided otherwise than by relief granted by the Court.

         4.1.2 Any notice to repair or Schedule of Dilapidations accrued during the Term or accrued at or prior to the end or sooner determination of the Term whether or not served during the Term PROVIDED always that the Lessor shall only be entitled to serve such notice before or within 12 months of the expiration of the Term and only in relation to matters accrued during the Term

         4.1.3 The payment of any arrears of the Rent or any other sum payable under this Lease or interest payable on any of them.

4.2      To pay the Reasonable and proper costs charges and expenses
         (including Solicitors' and Surveyors' fees) incurred by the Lessor in any application by the Tenant for the Lessor's consent whether such consent is granted reasonably refused or offered subject to any reasonable conditions or such application is withdrawn unilaterally by the Tenant

4.3 To pay the Lessor's solicitors reasonable and proper costs and disbursements of and in connection with the preparation and grant of this Lease together with VAT thereon where applicable

DEALINGS

5.1 Not to assign underlet hold on trust part with possession or occupation of or share occupation of any part of the Premises (as distinct from the whole)

5.2 Not to part with possession or occupation (save upon an assignment or underletting in accordance with clause 5.3 5.4 and 5.5) nor to share occupation of nor to hold on trust the whole of the Premises.

5.3 Not to assign underlet the whole of the Premises without the Lessor's prior written consent which shall not be unreasonably withheld or delayed.

5.4 Not to assign or underlet the whole of the Premises unless on or before such assignment or underletting:-

         5.4.1 the assignee or underlessee has entered into a direct Deed of Covenant (in a form reasonably specified by the Lessor) with the Lessor to observe and perform the covenants on the part of the Lessee and the conditions contained in this Lease except in the case of an underletting the covenant to pay the Rent; and

         5.4.2 in the case of a limited company being the intended assignee or underlessee either:-

                 5.4.2.1 at least two persons or one Company approved by the Lessor (such approval not to be unreasonably withheld) or delayed shall have joined in the said Deed of Covenant to covenant with and guarantee to the Lessor in the terms of the Eighth Schedule; or

                 5.4.2.2 the intended assignee or underlessee shall have deposited with the Lessor an amount equal to the Rent for one year payable at such date or (if higher) the then open market rent for the Premises for one year at such date as reasonably estimated by the Lessor such sum to be held by the Lessor as security for and to be charged with the due performance and



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

                           observance of the covenants on the part of the Lessee and the conditions contained in this Lease; or

                 5.4.2.3 shall have obtained from a clearing bank a guarantee in favour of the Lessor for an amount equal to the Rent for twelve months payable at such date

                 PROVIDED THAT the requirements of this clause 5.4.2 shall not apply in the case of the proposed assignee or underlessee being a public limited company

                 5.4.2.4 with a net profit after tax in each case of the three financial years ending last before the date of the application for Licence to Assign or Licence to Underlet as the case my be of not less than 3 times the Rent at such date

                 5.4.2.5 with an issued and paid up non-redeemable share capital of not less than 15 times the higher of the Rent payable at such date or the then open market rent for the Premises for one year at such date as reasonably estimated by the Lessor

         5.5.1 Not to underlet the whole of the Premises other than at a rent not less than the then open market rental value of the premises (to be approved by the Lessor such approval not to be unreasonably withheld or delayed prior to the grant of any such Underlease such approval not to be unreasonably withheld) or the rent then reserved and payable under this Lease (whichever shall be the greater) and without any fine or premium other than reasonable rent free inducements or reasonable reverse premiums such rent to be payable in advance by equal instalments on the Rent Payment Days and to contain the following provisions

                 5.5.1.1 provisions for the upwards only review of the rent thereby reserved on the same basis or



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

                           more frequent basis on which the rent is to be reviewed in this Lease

                 5.5.1.2 prohibitions against the Underlessee doing or allowing any act or thing in relation to the Premises inconsistent with or in breach of the provisions of this Lease

                 5.5.1.3 a condition for forfeiture of the Underlease by the Underlessor on breach of any covenant by the Under-lessee and

                 5.5.1.4 an absolute covenant against further underletting and the same restrictions on assignment sharing holding on trust far another parting with or sharing with another possession or occupation of the premises and the same provisions for direct covenants and registration as in this Lease

         5.5.2 To enforce the performance and observance by the Underlessee of the provisions of the Underlease and not at any time either expressly or by implication to waive any breach of the covenants or conditions in the Underlease not to vary the terms or accept a surrender of any Underlease

         5.5.3 To procure that the rent is reviewed under the Underlease in accordance with its terms but not to agree any such reviewed rent with the Undertenant without the prior written consent of the Lessor (which consent not to be unreasonably withheld or delayed) and to procure that if the Lessor so requires the Lessors representations as to the reviewed rent payable thereunder are made to any independent person appointed to determine the same to the reasonable satisfaction of the Lessor

5.6 Within one month after the execution of any assignment transfer charge or underlease or upon any transmission by reason of a death or otherwise affecting the Premises or any sharing arrangement pursuant to clause 5.7 to give notice thereof in duplicate to the Lessor's solicitors and to produce to and leave with the Lessor's



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

         solicitors a certified copy of any relevant deed instrument or other document and to pay to the Lessor or his Solicitor a registration fee of thirty pounds plus Value Added Tax

5.7 The Tenant may share occupation of the Premises with an associate company or a company that is from time to time a member of the same Group as the Tenant within the meaning of Section 42 of the 1954 Act (but clause 2.6 of this Lease shall not apply in this respect)

         PROVIDED THAT

         5.7.1 such other company is not entitled to the exclusive use or occupation of the Premises or any part of it

         5.7.2 no estate or interest in land in the Premises is created or arises in favour of such other ccmpany

         5.7.3 on the Tenant and such other company ceasing to be members of the same said Group such other company shall forthwith vacate the Premises and such sharing of occupation shall cease

         5.7.4 the Tenant gives written notice to the Lessor forthwith upon the commencement termination or any alteration of any such sharing of the Premises

         5.7.5   the Tenant at all times remains in occupation of the Premises

         5.7.6   no relationship of Landlord and Tenant shall be created

ALTERATIONS AND ADDITIONS

6.1 Not to make any alterations or additions to the Premises or the Service Conduits in the Building nor to commit or any waste spoil or destruction in or upon the Premises nor to cut damage injure or allow to be cut damaged or injured any of the roofs walls floors or other structural parts of the Building or the Service Conduits fixtures or fittings of the Premises PROVIDED THAT the Tenant may with the Lessor's prior written consent (such consent not to be unreasonably withheld or delayed) install or alter internal non-structural demountable partitioning which the Tenant shall (if so required by the Lessor) remove at the end of the Term and make good any damage so caused PROVIDED FURTHER that the Lessor consents to the additional works which it is carrying out for the Tenant at the Tenant's own cost



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

6.2 Save as may be temporarily permitted by Clause 8 of the Second Schedule not to erect any pole aerial mast dish or other thing (whether in connection with telegraphic, telephonic, radio or television communication or otherwise) upon any part of the outside of the Building

6.3 Not to affix or exhibit to or upon any part of the Premises or in any window thereof any placard poster advertisement sign or other notice so as to be visible from outside the Premises save for the Tenant's nameplate at the entrance to the Premises of such design and of such dimension as shall previously have been approved by the Landlord such approval not to be unreasonably withheld or delayed

USE

7.1      Not to carry on upon the Premises any use other than the Permitted Use.

7.2 Not to leave the Premises unoccupied for more than one month without notifying the Lessor and providing such caretaking or security arrangements as the Lessor shall reasonably require and the insurers shall require

7.3 Not to cause anything to be done on the Premises which may be or become a nuisance or annoyance or cause damage to the Lessor or to the owners tenants or occupiers of the Estate.

7.4 Not to use the Premises for any noxious noisy or offensive trade or business nor for any illegal or immoral act or purpose.

7.5 Not to sleep on the Premises and not to use the Premises for residential purposes nor to keep any animal fish reptile or bird on the Premises

7.6 Save as hereby permitted as regards educational courses and seminars not to hold on the Premises any exhibition public meeting public entertainment or sale by auction.

7.7 In the event of the Premises having been unoccupied for the purposes of payment of rates and in consequence the Lessor or any subsequent occupier shall not obtain the maximum statutory relief from payment of rates then:-

         7.7.1 if at that time the relevant authority for rates is empowered to levy rates on unoccupied property to pay to the Lessor on demand (in addition to any sum due to the rating authority) a sum equal to (and indemnify



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

                 the Lessor against) the amount of rates payable after the end of the Term to the rating authority pursuant to Section 17 of the General Rate Act 1967 or any other enactment for a period equal to the relevant period during which the Premises were unoccupied

         7.7.2 to pay to the Lessor on demand (in addition to any sum due to the rating authority) a sum equal to (and indemnify the Lessor against) any surcharge on the Premises payable after the end of the Term Pursuant to Section 17A or 17B of the General Rate Act 1967 or any other enactment for a period equal to the said relevant period

CONDUCT

8.1 Not to permit to be discharged into the Service Conduits any oil or grease, or any deleterious, objectionable, dangerous, poisonous or explosive matter or substance, and to take all reasonable measures to ensure that effluent discharged into the Service Conduits will not be corrosive or otherwise harmful to the Service Conduits or cause obstruction or deposit in them

8.2 Not to unload any goods or materials from vehicles and convey the same into the Premises except through the approved entrance or entrances provided for the purpose and not to cause congestion of the External Areas or inconvenience to any other user of them

8.3 Not to park or leave any vehicles belonging to the Tenant or anyone connected with it on the Estate Roads or its pavements (other than in the Car Parking Spaces allotted to the Tenant from time to time)

8.4 Not to place any goods or items outside the Premises or the Building or obstruct in any way the Common Parts or the External Areas other than temporarily in the course of delivery to or removal from the Premises.

8.5 Not to store or bring on the Premises any petrol or other dangerous inflammable explosive or combustible substance.

8.6 Not to allow rubbish or refuse to accumulate on the Premises the Common Parts or the External Areas or in the Service Conduits and to clean thoroughly the Premises and the Service Conduits in the Premises as often as may be necessary.



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

8.7 To observe and conform to all reasonable regulations and restrictions made by the Lessor:-

         8.7.1 for the proper management of the Building or the Estate and notified in writing by the Lessor to the Tenant from time to time (Provided that the same shall not unreasonably interfere with the Tenant's use of the Premises); and

         8.7.2 for the management of vehicles and traffic as are displayed on the Estate from time to time

8.8 To observe and perform the covenants subsisting at the date hereof (whether restrictive or otherwise) restrictions and stipulations (if any) to which the Lessor's reversionary interest in the Premises is subject

MACHINERY AND INSTALLATIONS

9.1 To keep all plant, apparatus and machinery upon the Premises properly maintained and in good working order, and for that purpose to employ reputable contractors for the regular periodic inspection and maintenance of them, to renew all working and other parts as and when necessary or when recommended by such contractors, to ensure that such plant, apparatus and machinery is properly operated, and to avoid damage to the Premises by vibration or otherwise

9.2 Not to erect or install on the Premises any equipment engine or machinery other than normal office equipment or machinery.

9.3 Not to suspend any weight from nor to load or use the walls ceilings floors or structure of the Premises in any manner which will cause strain damage or interference with the structural parts of the Building and not to have on the Premises any safe or other unusually heavy item

9.4      Not to overload the electrical system or circuits in the Premises.

STATUTORY MATTERS

10.1 At the Tenant's own expense, to execute all works and provide and maintain all arrangements upon or in respect of the Premises or the use to which the Premises are being put that are required (whether by the lessor, the lessee or the occupier) in order to comply with the requirements of any enactment or competent authority, or court of competent jurisdiction.

10.2 Not to do in or near the Premises any act or thing by reason of which the lessor may under any enactment incur, have imposed upon it, or become liable to pay any penalty, damages, compensation, costs, charges or expenses

10.3 Without prejudice to the generality of the preceding sub-clauses 10.1 and 10.2 to comply in all respects with the provisions of any enactment applicable to the Premises or in regard to carrying on the trade or business for the time being carried on by the Tenant on the Premises or for the health and safety of the Tenant or anyone connected with it

10.4 Upon receipt of any notice order or direction or other communication from any competent authority likely to affect the Premises or its user to deliver to the Lessor immediately a copy of the same and if so reasonably required by the Lessor to take such steps and join with the lessor in making such representations or appeals in all cases as the Lessor may consider desirable.

10.5 To give notice to the lessor of any defect in the Premises which might give rise to an obligation on the Lessor to do or refrain from doing any act or thing in order to comply with the provisions of this Lease or the duty of care imposed on the Lessor pursuant to the Defective Premises Act 1972 or otherwise, and at all times to display and maintain all notices which the lessor may from time to time reasonably require to be displayed at the Premises.

PLANNING

11.1 To comply with the provisions and requirements of the Planning Acts whether as to the Permitted User or otherwise

11.2 Not to make any application for planning permission in relation to the Premises (without the previous consent of the Lessor such consent not to be unreasonably withheld or delayed in the case of an application for change of use) and subject thereto at the expense of the Tenant, to obtain all planning permissions and to serve all such notices as may be required for the carrying out of any operations or user on the Premises which may constitute Development,

11.3 Subject only to any enactment to the contrary, to pay and satisfy any charge or levy that may hereafter be imposed under the Planning Acts in respect of the carrying out of maintenance of any such operations, or the commencement or continuance of any such user

11.4 Notwithstanding any consent which may be granted by the Lessor under this Lease, not to carry out or make any alteration or addition to the Premises, or any change of use until:

         11.4.1 all necessary notices under the Planning Acts have been served and copies produced to the Lessor, and

         11.4.2 all necessary permissions under the Planning Acts have been obtained and produced to the Lessor, and

         11.4.3 the Lessor has acknowledged that every such necessary planning permission is acceptable to it such acknowledgement not to be unreasonably withheld or delayed the Lessor being entitled to refuse to acknowledge that a planning permission is acceptable to it on the grounds that any condition contained in it, or anything omitted from it, or the period referred to in it, would (in the reasonable opinion of the Surveyor acting as an independent expert and not as an arbitrator) be (or would be likely to
         be) prejudicial to the Lessor's interest in the Estate or any Adjoining Property whether during or after the end of the Term

11.5 Unless the Lessor shall otherwise direct, to carry out and complete before the end of the Term:

         11.5.1 any works stipulated to be carried out to the Premises by a date subsequent to the end of the Term as a condition of any planning permission granted for any Development begun by the Tenant before the end of the Term, and

         11.5.2 any Development begun by the Tenant upon the Premises in respect of which the Lessor shall be or become liable for any charge or levy under the Planning Acts

11.6 In any case where a planning permission is granted subject to conditions, and if the Lessor reasonably so requires, to provide security for the compliance with such conditions, and not to implement the planning permission until such security has been provided.

11.7 If reasonably required by the Lessor, but at the cost of the Tenant, to appeal against any refusal of planning permission or the imposition of any conditions on a planning permissicn relating to the Premises resulting from an application by the Tenant

11.8 If the Tenant shall carry out any Development or carry out permit or consent to any act matter or thing giving rise to a charge or fiscal liability on the Lessor the Tenant will pay and indemnify the Lessor against all liability for any tax, levy, charge or other fiscal imposition of whatsoever nature (including interest on overdue tax and penalties for failure to give appropriate notices and information) under any enactment for which the Lessor shall he liable as a result of such Development, act, matter or thing and shall on demand repay to the lessor the amount of the tax, levy, charge or fiscal imposition

11.9 The Tenant under the provisions of the preceding covenants shall be excluded from any liability of any kind in relation to the original construction of the Premises

END OF THE TERM

12.1 To permit the Lessor (provided the Lessor has served a proper notice determining this Lease and the Tenant has not served a notice indicating its desire to take a new lease) during the period commencing six months prior to the end of the Term to affix and retain without interference upon any part of the Premises a notice for reletting the Premises but so that such notice shall not obstruct the Tenant's existing rights of light or air and during such period to permit persons with authority from the Lessor or its Agents at all reasonable times to view the Premises.

12.2     At the end of the Term to yield up the Premises (but not trade



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

         and other tenant's fixtures and fittings as shall belong to the Tenant Provided that the Tenant shall make good to the reasonable satisfaction of the Lessor all damage to the Premises resulting from their removal) in good and substantial repair and condition and in accordance with the Tenant's covenants in this lease and to deliver to the Lessor all the keys to the Premises and all entry access cards, identity cards and other security devices relating to the Premises or the Estate.

INFORMATION

13.1 To ensure that at all times the Lessor and the local police force have written notice of the name, home address and home telephone number of at least two keyholders of the Premises.

13.2 On request to produce to the Lessor or the Surveyor all plans, documents and other evidence as the Lessor may reasonably require in order to satisfy itself that the provisions of this Lease have been complied with.

13.3 Whenever during the Term called upon so to do, to furnish to the lessor, in writing the information envisaged in section 40(1) of the 1954 Act within one calendar month of request by the Lessor

INDEMNITY

14. To indemnify and keep indemnified fully the Lessor against any claims proceedings damages demands costs and expenses incurred by the Lessor arising directly or indirectly:-

         14.1 any act or omission however caused or occurring in or upon the Premises (other than for death or personal injury arising from the negligence of the lessor or its employees)

         14.2 relating to or arising from any breach non observance or non performance by the Tenant of any of its covenants or the conditions or other provisions of this Lease

         14.3 from damage occasioned to the Estate or to any person caused directly or indirectly by any act default or negligence of the Tenant anyone connected with it

EASEMENTS

15. Not to do anything by which the right of light or air to or belonging to the Premises may be endangered or interfered with or lost and in the event of any other person or persons doing any act or thing whereby such right of light or air to the Premises is endangered interfered with or lost forthwith to notify the Lessor and to permit the Lessor to take such action at law or otherwise as may seem necessary to it in the name of the Tenant (PROVIDED ALWAYS that the consent of the Tenant to the use of its name be first obtained such consent not to be unreasonably withheld or delayed) either alone or jointly with the Lessor for the protection of their interests in the Premises.

                               THE FIFTH SCHEDULE.
                                  (Rent Review)

1. In this Schedule "the open market rent" means the rent at which the Premises might be expected to be let at the Review Date on the following assumption on that date (whether or not facts):-

         1.1 that the Premises are available to let on the open market without a fine or premium with vacant possession by a willing landlord to a willing tenant for a term commencing on and from the Relevant Review Date of 10 years or (if longer) the residue then unexpired of the Term

         1.2 that the letting is to be of the Premises as a whole on the same terms and conditions as are contained in this Lease (other than as to the amount of the Rent but including the provisions for rent review and excluding clause 16 of this lease and paragraph 1.13 of this Schedule) and without payment of any fine or premium

         1.3 that the Premises are fit for and fitted out and equipped for immediate occupation and use as required by the hypothetical tenant to enable him immediately to occupy and use the Premises for the Permitted Use (or such other use as the Lessor may allow or may have allowed on or before the Review Date)

         1.4 that all of the works set out in the General specification have all been carried out to the Premises by the Lessor at its own expense

         1.5 that the Premises may lawfully be used for the Permitted Use as varied or extended by any licence granted to this Lease

         1.6 that the Tenant has complied with all its covenants and obligations under this Lease

         1.7 that if the Premises or the Estate or any amenity belonging to either of them shall have been damaged or destroyed the same had before the Review Date been fully repaired and reinstated

         1.8 that no works have been carried out to the Premises by the Tenant or its predecessors in title which would diminish the rental value of the Premises

         1.9 that no reduction is to be made to take account of any rent free period or other rental concession which on a new letting an the open market might be granted to the incoming tenant

         1.10 that if any of the Additional Works would have been carried out for the purpose described in paragraph 1.3 they had already been carried out but disregarding (if applicable)

         1.11.1 Any goodwill attributable to the Premises by reason of any trade or business carried on therein by the Tenant its predecessors in title or any undertenant; and

         1.11.2 Any effect on rent of any improvements to the Premises (to which the Lessor shall have given consent) carried out otherwise than in pursuance of an obligation to the Lessor or its predecessors in title by the Tenant its undertenants or their respective predecessors in title during the Term; and

         1.11.3 Any effect on rent or the fact that the Tenant its predecessors in title or any undertenant may have been in occupation of the Premises

         1.12 any effect on rent of the Additional Works (but subject to the assumption set out in paragraph 1.10 above)

         1.13 the fact (if a fact) that the Tenant is not registered for purpose of value added tax

2. The Reviewed Rent payable during the period commencing on a Review Date and ending on the next Review Date or the termination of this Lease (as the case may be) shall be the greater of:-

         2.1 The Rent payable under this Lease immediately prior to the Review Date upon which the period commences; and

         2.2     The Open Market Rent at that Review Date

3. If the Lessor and the Tenant have not agreed on the Open Market Rent by the Review Date then the determination of the Open Market Rent may at any time after that Review Date be referred by either party to an independent chartered surveyor of not less than ten years qualification having practical experience and knowledge of commercial rentals in West London postal districts ("the valuer") who shall act as an expert and not as an arbitrator the valuer to be appointed (in the event of the Lessor and the Tenant failing to agree on the appointee) on the application of either party by or on behalf of the President for the time being of the Royal Institution of Chartered Surveyors

4. The fees and expenses of the valuer including the cost of his nomination shall be borne by the Lessor and/or the Tenant as determined by the valuer. The lessor and Tenant shall otherwise bear their own costs

5. The valuer shall afford the lessor and the Tenant an opportunity to make representations to him and in arriving at his determination the valuer shall consider all representations and evidence submitted by or on behalf of the Parties and in such determination he shall state that all such representations and evidence shall have been taken into account

6. If the valuer shall die delay or become unwilling, unfit or incapable of acting or if for any other reason the President for the time being of the Royal Institution of Chartered Surveyors or the person acting on his behalf shall in his absolute discretion think fit he may on the application of either party by writing discharge the valuer and appoint another in his place

7. If the Reviewed Rent payable on and from any Review Date has not been agreed by that Review Date rent shall continue to be payable at the rate previously payable and forthwith upon the Reviewed Rent being ascertained the Tenant shall pay to the Lessor any shortfall between the rent and the Reviewed Rent payable up to and on the preceding Rent Payment Date together with Interest at the rate referred to in Clause 1.33 less 4% on any shortfall on a day to day basis from the Review Date to the date of actual payment of any such shortfall. For the purposes of this clause the Reviewed Rent shall be deemed to have been ascertained on the date when it is agreed between the parties or (as the case may be) the date of notification of the determination by the valuer

8. If either the Lessor or the Tenant shall fail to pay the appropriate amount of the fees and expenses of the valuer as determined by him within fourteen days of the same being demanded by the valuer, the other shall be entitled to pay the same and the amount so paid shall be repaid by the party chargeable on demand

9. If at any Review Date there shall be in force any enactment which shall restrict curtail or modify the effect or operation of the provisions of this Schedule then the Lessor shall in addition to the review herein provided for on each occasion such enactment or any part thereof is removed relaxed or modified be entitled on giving not less than one month's notice in writing expiring after such removal relaxation or modification to introduce a special review date which shall be the date of expiration of such notice and the rent from such special review date if any shall be determined in accordance with the provisions of this Schedule mutatis mutandis

10. Immediately after agreement or determination of the Reviewed Rent a memorandum as to its amount shall forthwith be signed by the Lessor and the Tenant and a note thereof endorsed on this Lease.

                               THE SIXTH SCHEDULE
                                  The Services

1. Maintaining repairing cleaning resurfacing relaying overhauling draining and emptying and (where reasonably necessary or reasonably desirable) rebuilding reconstructing altering and renewing:-

         1.1 the structure and exterior of the Building including (without limitation) its foundations and roofs

         1.2 those parts of the Building not let or intended to be let and all Service Conduits apparatus plant machinery and equipment within those parts

         1.3 the Service Conduits in on or serving the Estate (except those that are within and solely serving the Premises or any other part of the Estate that is let or intended for letting) the use of or benefit from which is or may be common to the Building and any other part of the Estate

         1.4 the External Areas (save for such part or parts of them as shall from time to time become maintainable at public expense) and all apparatus plant machinery and equipment on them

         1.5 the Car Park and all apparatus plant machinery and equipment in it provided by the Lessor which relates to the Car Park save for any such rebuilding and reconstructing altering and renewing caused by or arising out of any inherent or latent defect

2. As often as is reasonably necessary decorating the exterior of the Building

3. As often as is reasonably necessary providing and maintaining plants shrubs trees garden or grassed areas in the External Areas and keeping the same planted tended and free from weeds and any grass cut

4. As often as is reasonably necessary cleaning the exterior of all windows and window frames in the outside walls of the Building

5. As often as is reasonably necessary collecting and disposing of refuse from the collection points on the Estate allocated by the Lessor from time to time and the provision repair maintenance and treatment renewal of plant and equipment for the collection treament packaging or disposal of refuse

6. Provision of security personnel and/or security facilities and equipment on the Estate for the adequate security of the Estate

                              THE SEVENTH SCHEDULE
                         Additional items of Expenditure

1. The reasonable and proper fees and disbursements (and any value added tax thereon) of the Surveyor or the Accountant the Managing Agent and any other person employed or retained for or in connection with the management of the Estate or the provision of any of the Services or of any of the matters referred to in this Schedule.

2. The reasonable fees of the Lessor or a Group Company for the management of the Estate or in connection with the provision of the Services or any of the matters referred to in this Schedule that shall be undertaken by the Lessor or a Group Company

3. The cost of employing (whether by the Lessor a Group Company the Managing Agent or any other individual firm or company) such staff for the provision of the Services matters referred to in this Schedule and all other incidental expenditure in relation to such employment including but without limitation

         3.1 insurance, pension and welfare contributions transport facilities and benefits in kind the provision of uniforms working clothing vehicles, tools, appliances, cleaning and other materials, fixtures, fittings and other equipment for the proper performance of their duties; and

         3.2 a notional rent (not exceeding current market rent such rent to be determined by the Surveyor acting as an expert and not as an arbitrator) for any office or rest accommodation provided on the Estate for the proper performance of such a person's duties

4. The cost of and of entering into any contracts for the carrying out of all or any of the Services or any of the matters referred to in this Schedule

5. All existing and future rates payable in respect of the Estate (excluding those imposed specifically on the Premises or on any other part of the Estate that is let or intended for letting) or upon residential or other accommodation for caretakers engineers and other staff employed in connection with the Estate

6. The cost of the supply of electricity gas oil or other fuel for provision of the Services and for all purposes in connection with the Estate

7. The amount which the Lessor shall pay or be called upon to pay as a contribution towards the expanse of making, repairing, maintaining rebuilding and cleansing any ways roads pavements or structures service conduits party fences walls or anything which may belong to or be used for the Estate or exclusively or in common with other premises near or adjoining the Estate

8. The reasonable and proper costs charges and expenses of preparing and supplying to the tenants copies of any regulations made by the Lessor relating to the Estate or its use

9. The reasonable and proper costs of taking all steps deemed desirable or expedient by the lessor for complying with, making representations against, or otherwise contesting the incidence of the provisions of any proposed regulation, byelaw notice, legislation, order or statutory requirements concerning town planning, public health, highways, streets, drainage or other matters relating or alleged to relate to the Estate or any part of it for which any tenant is not directly liable

10. The reasonable and proper cost of abating a nuisance in respect of the Estate in so far as the same is not the liability of any individual tenant

11. The payment of all reasonable and proper legal charges incurred by the Lessor:-

         11.1 in the running and management of the Estate and in the enforcement of the covenants conditions and regulations contained in the leases granted of the Estate; or

         11.2 in making such applications and representations and taking such action as the lessor shall reasonably think necessary in respect of any notice order regulation or bye-law or proposal for any such thing in respect of the Estate

12. The reasonable and proper costs of provision of security facilities and equipment and security personnel for the Estate

13. The reasonable and proper costs of any valuation or revaluation of the Estate for insurance purposes and of making and pursuing any claim under the Policy

14. The reasonable and proper costs of or resulting from the discontinuance of any of the Services or the matters mentioned in this Schedule

15. The reasonable and proper costs of controlling and regulating traffic on the Estate

16. The reasonable and proper costs incurred in making and pursuing any claim against any third party reimbursement payment or cancellation of any amount which forms or would form part of the Total Service Cost

17. The costs incurred in connection with such other services and matters for the benefit of the Tenant or the other tenants of the Estate and the carrying out of such other repairs and improvements works and additions and the defraying of such other costs (including the modernisation or replacement of plant and machinery) as the Lessor shall reasonably consider appropriate or otherwise desirable in the general interests of the Estate of the tenants or any of then

18. Any facility fees, interest or other financing costs properly incurred in connection with any sums borrowed by or on behalf of the Lessor for the purpose of meeting expenditure on any of the Services or any of the matters referred to in this Schedule

19. Such provision (if any) for anticipated expenditure in respect of any of the Services or any of the matters referred to in this Schedule as the Lessor may in its absolute discretion consider appropriate in respect of

         19.1 periodically recurring items (whether regularly or irregularly recurring)

         19.2    renewal or replacement

20. The costs of installation connection rental maintenance and repair of any communal aerial for the reception of television signals from satellites

                               THE EIGHTH SCHEDULE
                              (Guarantor Covenant)

1. If at any time during the Term the Tenant shall make any default in payment of the rents or in observing or performing any of the covenants, conditions or other terms of this Lease the Guarantor will pay the rents and observe or perform the covenants, conditions or other terms in respect of which the Tenant shall be in default notwithstanding

         1.1 any time or indulgence granted by the Lessor to the Tenant, any neglect or forbearance of the Lessor in enforcing the payment of rent or the observance or performance of the Tenant's covenants or any refusal by the lessor to accept rent tendered by or an behalf of the Tenant at a time when the lessor was entitled (or would after the service of a notice under Section 146 of the Law of Property Act 1925 have been entitled) to re-enter the Premises

         1.2 the agreement or determination of the Reviewed Rent or that the terms of this lease may have been varied by agreement between the parties

         1.3 that the Tenant shall have surrendered part of the Premises, in which event the liability of the Guarantor hereunder shall continue in respect of the Part of the Premises not so surrendered after making any necessary apportionments under
                 Section 140 of the Law of Property Act 1925, and

         1.4 any other act or thing whereby but for this provision the Guarantor would have been released

2. If this lease shall be disclaimed or be forfeited then in any such event if the Lessor within three months of any such disclaimer or forfeiture by notice in writing so requires the Guarantor shall forthwith after service of such notice accept as tenant a new lease of the Premises for a term equivalent to the residue which if there had been no disclaimer or forfeiture would have remained of the Term at the same Rent as shall be payable under this lease immediately prior to such disclaimer or forfeiture (with provision for review of rent at the times and in the manner contained in this Lease) and subject to the same covenants provisos and conditions on the part of the Lessor and the Tenant and the other terms as are contained in this Lease the said new lease and the rights and liabilities under it to take effect as from the date of such disclaimer or forfeiture and in any such case the Guarantor shall pay the Lessor's costs of and accept such new lease accordingly and will execute and deliver to the Lessor a counterpart thereof


THE COMMON SEAL of the Lessor was )
affixed hereto in the presence of:)



                                  Director            /s/ Signature Illegible

                                  Director/Secretary  /s/ Signature Illegible

                      77 - 85 FULHAM PALACE ROAD LONDON W6

                                   SITE PLAN

                             [Graphic depiction of
                               site plan omitted]

                      77 - 85 FULHAM PALACE ROAD LONDON W6

                            BLOCK A THIRD FLOOR PLAN

                             [Graphic depiction of
                              floor plan omitted]

                  R E N T   R E V I E W   M E M O R A N D U M
                  -------------------------------------------
                  DATED:                                 1994



THE LANDLORD:             DANBUILD INVESTMENTS (UK) LIMITED
                          whose registered office is at
                          124-130 Seymour Place
                          London W.1

THE TENANT:               SYNON EUROPE LIMITED
                          principal place of business in UK
(by assignment)           91 St Pauls Road
                          Islington
                          London N.1.

By this Memorandum the Landlord and the Tenant desire to record the By this fact that pursuant to and in accordance with the Lease particulars whereof appear below the Rent has been reviewed and the parties have agreed that from and including the 1st day of July 1994 the Rent shall remain at TWO HUNDRED AND NINETY SEVEN THOUSAND THREE HUNDRED AND SEVENTY FIVE POUNDS (pounds 297,375.00) per annum subject to further review in accordance with the provisions of the Lease

THE LEASE

DATE             PARTIES                   PROPERTY                 TERM
----             -------                   --------                 ----
01-09-1989       THE LANDLORD (1)          3RD FLOOR OFFICES        25 YEARS
                                           ELSINORE HOUSE             FROM
                 SYNON LIMITED (2)         77 FULHAM PALACE         01-07-1989
                                           ROAD
                                           LONDON W.6


[SIG]                                             [SIG]
---------------------------------                 ------------------------------
Signed for and on behalf of                       Signed for and on behalf of
the Tenant                                        the Landlord

                   R E N T  R E V I E W  M E M O R A N D U M
                   -----------------------------------------

DATED:

THE LANDLORD:             DANBUILD INVESTMENTS (UK) LIMITED
                          whose registered office is at
                          124-130 Seymour Place
                          London W.1

THE TENANT:               SYNON EUROPE LIMITED
                          principal place of business in UK
(by assignment)           91 St Pauls Road
                          Islington
                          London N.1.

By this Memorandum the Landlord and the Tenant desire to record the fact that pursuant to and in accordance with the Lease particulars whereof appear below the Rent has been reviewed and the parties have agreed that from and including the 1st day of July 1994 the Rent shall remain at TWO HUNDRED AND NINETY SEVEN THOUSAND THREE HUNDRED AND SEVENTY FIVE POUNDS (pounds 297,375.00) per annum subject to further review in accordance with the provisions of the Lease

THE LEASE

DATE             PARTIES                   PROPERTY                 TERM
----             -------                   --------                 ----
01-09-1989       THE LANDLORD (1)          3RD FLOOR OFFICES        25 YEARS
                                           ELSINORE HOUSE             FROM
                 SYNON LIMITED (2)         77 FULHAM PALACE         01-07-1989
                                           ROAD
                                           LONDON W.6


[SIG]                                             [SIG]
---------------------------------                 ------------------------------
Signed for and on behalf of                        Signed for and on behalf of
the Tenant                                                  the Landlord

DATED  3/8/95                                                             199
-------------------------------------------------------------------------------


(1)      ZAMBON (UK) LIMITED

(2)      SYNON EUROPE LIMITED


                   ==========================================

                                DEED OF VARIATION

                                   RELATING TO
                      UNIT 5 AND PART UNIT 6 ELSINORE HOUSE
                       77-85 FULHAM PALACE ROAD LONDON W6

                   ==========================================



                                     OLSWANG
                                  90 Long Acre
                                 London WC2E 9TT

                                Tel:0171-208 8888
                                Fax:0171-208 8800

                                Ref:SXU/S3959-69

DEED OF VARIATION made the           day of      199

1.       PARTICULARS

1.1 THE LANDLORD: Zambon (UK) Limited whose registered office is at Elsinore House 77 Fulham Palace Road London W6

1.2 THE TENANT: Synon Europe Limited whose registered office is at 91 St. Paul's Road London N1 2YU

1.3 THE LEASE: An Under-lease dated the 8th day of March 1995 made between the Landlord (1) and the Tenant (2).

1.4 THE PREMISES: Unit 5 and part of Unit 6 Elsinore House 77-85 Fulham Palace Road London W6 more particularly described in the Lease.

1.5      THE TERM: Three years from the 1st day of March 1994.

1.6 THE HEADLEASE: A Lease dated 29th October 1992 made between the Superior Landlord (1) and the Landlord (2).

1.7 THE SUPERIOR LANDLORD: Danbuild Investments (UK) Limited who registered office is c/o Bright Grahame Murray 124-130 Seymour Place London WlH 6AA.

2.       DEFINITIONS AND INTERPRETATION
         In this Deed:

2.1      The word and expressions in Clause I shall have the meanings specified.

2.2 "The Landlord" includes the person in whom the reversion immediately expectant on the determination of the Term is for the time being vested.

2.3      "The Tenant" includes its successors in title.

2.4 If the Landlord or the Tenant is at any time more than one person its obligations shall be joint and several obligations of such persons.

2.5 "The Lease" includes all or any deeds and documents supplemental to the Lease whether or not expressed to be so.

2.6 Words importing one gender import any other gender words importing the singular import the plural and vice versa and any reference to a person includes a reference to a company authority board department or other body.

2.7 The clause headings shall not be taken into account for the purposes of its construction or interpretation.

3.       RECITALS

3.1 This deed is supplemental to the Lease by which the Premises were demised for the Term subject to the payment of the rents reserved by and the observance and performance of the covenants on the lessee's part and the conditions contained in the Lease.

3.2 The reversion immediately expectant on the determination of the Term is vested in the Landlord and the unexpired residue of the Term is vested in the Tenant

3.3 The Landlord and the Tenant have agreed that the Lease shall be extended so that the term expires on 31st January 1998 and varied to the intent that from me doe hereof the Lease shall be read and construed as if the variations set out in the Schedule hereto had originally been contained in the Lease.

3.4 The covenants and conditions contained in the Lease (save as varied by this Deed) shall continue in full force and effect.

3.5 The Landlord and the Tenant acknowledge that this Deed represents the grant of a new lease of the Premises and it is hereby agreed between the Landlord and the Tenant (having been authorised to do so by an
         Order of the Mayor's and City of London Court made on the          day
         of           1996 under the provisions of Section 38(4) of the Landlord and Tenant Act 1954 (as amended by Section 5 of the Law of Property Act
         1969) that the provisions of Sections of 24 to 28 inclusive of the Landlord and Tenant Act 1954 shall be excluded in relation to this Deed.

3.6 The Tenant covenants to pay the Landlord's solicitor's reasonable fees and disbursements of pounds 600.00 and the Superior Landlord's Solicitor's reasonable fees and disbursements of pounds 675.00 and the Superior Landlord's mortgagee's solicitor's reasonable fees and disbursements of pounds 75.00 (if charged) and the registration fee of pounds 25.00 payable pursuant to the Headlease for the registration of this Deed (including value added tax in all cases save in circumstances where such value added tax can be reclaimed from H M Customs and Excise) in connection with the negotiation preparation completion and registration of the Deed and the consent required under the terms of the Headlease from the Superior Landlord and the mortgagee of the Superior Landlord.

IN WITNESS whereof the parties hereto have executed and delivered this Deed the day and year first before written.

                                    SCHEDULE

In the Particulars (as defined in the Lease) the definition of the Term shall be revised so that the words "From the Rent commencement date for a period of three (3) years" are deleted and replaced by the words "From the Rent commencement date for a period expiring on 31st January 1998"

Clause 12 of the Lease is deleted.

The Common Seal of Zambon (UK) Limited
was hereunto affixed in the presence of:-

                                    Director

                                    /s/ Signature Illegible

                                    Director/Secretary

                                    /s/ Signature Illegible

The Common Seal of Synon Europe Limited
was hereunto affixed in the presence of:-

                                    Director

[SEAL OF SYNON]                     Secretary                   [SEAL OF ZAMBON]

                                    /s/ VICTOR BHALLA

                 DATED                                     1996
                 ----------------------------------------------
                      DANBUILD INVESTMENTS (U.K.) LIMITED

                                    - and -

                              ZAMBON (UK) Limited

                                    - and -

                                ZAMBON GROUP SpA

                                    - and -

                              SYNON EUROPE Limited


                        --------------------------------
                              LICENCE TO UNDERLET

                                     - of -

                              Units 5 & 6 Block A
                                 Elsinore House
                            77-85 Fulham Palace Road
                                   London W6
                        --------------------------------


                                Mishcon de Reya
                               21 Southampton Row
                                London WC1B 5HS

                                    Ref: DPS

                           MISHCON DE REYA Solicitors

                       21 Southampton Row, London WC1B 5HS
       Tel: +44(0)171-405 3711  Fax: +44(0)171-404 5982 DX 37954 Kingsway
                       Internet: postmaster@mishcon.co.uk

                               LICENCE TO UNDERLET

DATE:                             1996

THIS LICENCE is made between (1) the Lessor (2) the Tenant (3) the Tenant's Guarantor and (4) the Sub-Tenant named in the Particulars below.


                                  PARTICULARS

The Lessor:                       DANBUILD INVESTMENTS (U.K.) LIMITED whose
                                  registered office is 124-130 Seymour Place
                                  London W1H 6AA

The Tenant:                       ZAMBON (UK) LIMITED whose registered office is
                                  at Elsinore House 77 Fulham Palace Road London
                                  W6

The Tenant's Guarantor:           ZAMBON GROUP SpA of Via Lillode Duca 10 -
                                  20091 Bresso Milan Italy

The Sub-Tenant:                   SYNON EUROPE LIMITED whose principle place of
                                  business in the United Kingdom is at 91 St
                                  Paul's Road London N1 2YU

The Premises:                     Unit 5 and Unit 6 within Block A (Elsinore
                                  House) 77-85 Fulham Palace Road, London W6 comprised in and demised by the Lease

The Lease:                        Dated 29th October 1992
                                  Between:    (1)    the Lessor
                                              (2)    Zambon (UK) Limited

The Term of the Lease:            25 years from 1st January 1990 subject to the
                                  provisions of the Lease for earlier
                                  determination

The Underlease:                   A lease dated the 8th March 1995 made between
                                  the Tenant (1) and the Sub-Tenant (2)

The Deed of Variation:            Means a deed of variation in the form of the
                                  draft deed of variation annexed hereto

The Property to be sublet:        The whole of Unit 5 and the second floor only
                                  of Unit 6 shown edged red on the plans
                                  attached to the Underlease being part of the Premises

The Guarantee:                    The Deed of Guarantee dated 29th October 1992
                                  between the Lessor (1) the Tenant (2) and the Tenant's Guarantor(3)

A.       RECITALS

1. By the Lease the Premises were demised for the Term subject to the rents and to the covenants agreements conditions and other matters contained by the Lease.

2.       The Lease provides that the Tenant shall not:

         2.1 underlet any part of the Premises without the Lessor's prior written consent; nor

         2.2 underlet any part of the Premises save for a Permitted Part as defined in the Lease; nor

         2.3 underlet the whole or a Permitted Part of the Premises at a rent less than the open market rental value of the Premises (or in the case of a Permitted part pro rata) or the rent then reserved and payable under the Lease (whichever should be the greater) nor

         2.4 underlet the whole or a Permitted Part of the Premises without including provisions in the Underlease for the upwards only review of the rent thereby reserved and on the basis and on the dates on which the rent is to be reviewed in this Lease nor

         2.5 underlet the whole or a Permitted Part of the Premises unless stipulation relating to the provision of guarantors or a bank guarantee or a rent deposit have been complied with nor

         2.6 underlet the whole or a Permitted Part of the Premises without an absolute covenant against further underletting and the same restrictions on assignment sharing holding on trust for another parting with or sharing with another possession or occupation of the Premises

3. Notwithstanding the provisions of the Lease the Tenant has requested the Lessor to grant consent to an underletting of the Property to be sub-let not being a Permitted Part and at a rent which is below the

         Rent reserved by the Lease and without provisions relating to rent review and without provisions relating to guarantors, rent deposit or bank guarantee and without an absolute covenant against further underletting or assignment which the Lessor has agreed to do on the terms and conditions set out in this Licence.

4. The Lessor the Tenant and the Sub-Tenant have agreed that the Underlease should be extended so that the term of the Underlease expires on 31st January 1998 and that Clause 12 of the Underlease is deleted.

B.       OPERATIVE PROVISIONS

1.       In this Licence unless the context otherwise requires:

         1.1 The expressions in the first column of the Particulars shall have the meanings given to them in the second column of the Particulars.

         1.2 The singular shall include the plural and the masculine shall include the feminine and neuter.

         1.3 Where the Tenant and/or Sub-Tenant comprises more than one person the obligations on the part of the Tenant and Sub-Tenant shall be join and several.

2. The Lessor hereby grants to the Tenant Licence to sub-let the Property to be sub-let upon the terms and conditions set out in the Underlease as varied by the Deed of Variation and for the avoidance of doubt but for the purpose only of this Licence the Lessor hereby waives the provisions of the Lease referred to in the Recitals of this Licence

3.       The Tenant hereby covenants with the Lessor:

         3.1 not without the Lessor's consent in writing at any time either expressly or by implication to waive the covenants and conditions to be contained in the Underlease as varied by the Deed of Variation or any of them so far as possible and to enforce the said covenants and conditions upon any breach of any of the said covenants or conditions to re-enter on the Property to be sublet; and

         3.2 that forthwith upon the expiry of the term granted by the Underlease as varied by the Deed of Variation or upon the earlier termination thereof, the Tenant will immediately recover possession of the Property to be sub-let thereby demised; and

         3.3 not to accept a surrender of the Underlease as varied by the Deed of Variation without the prior consent in writing of the Lessor such consent not to be unreasonably withheld or delayed; and

         3.4 to give notice to the Lessor's solicitors of completion of the Underlease as varied by the Deed of Variation and to pay their registration fee of pounds 25 plus VAT in that connection and to supply a certified copy of the completed Deed of Variation with such notice.

4.       The Sub-Tenant hereby covenants with the Lessor:

         4.1 to observe and perform the covenants on the part of the Tenant contained in the Lease (other than the covenant therein to pay rent and other outgoings) insofar as the same affect or relate to the Property to be sub-let; and

         4.2 to observe and perform the covenants on its part contained in the Underlease as varied by the Deed of Variation insofar as the same affect or relate to the Lessor.

5. It is hereby agreed and declared that the condition for re-entry contained in the Lease shall be exercisable on breach of any of the covenants contained herein as well as upon the happening of any of the events mentioned in the said condition contained in the Lease.

6. This Licence shall not permit any further or other underletting or parting with possession of the Premises or any part thereof and nor shall it otherwise prejudice or affect any of the covenants or conditions contained in the Lease save that the sub-tenant may share possession of the Property to be sub-let with a company being a member of the same Group of Companies as is more particularly set out in the Underlease.

7. This Licence is conditional upon the Deed of Variation being completed and registered with the Lessor's solicitors within three months of the date hereof.

8. As the Deed of Variation represents the grant of a new underlease this Licence is conditional upon the Tenant and the Sub-Tenant first obtaining an Order of the County Court excluding the provisions of
         Section 24 to 28 Landlord and Tenant Act 1954 in relation to the Deed of Variation and unless and until such Court Order shall have been obtained and supplied to the Lessor this Licence shall have no effect.

9. The Guarantee shall remain in full force and effect which the Tenant's Guarantor now confirms and the Tenant's Guarantor consents to the terms of this Deed and the Deed of Variation.

10. It is agreed and declared that the rent payable pursuant to the Underlease as varied by the Deed of Variation shall not be allowable as evidence of comparable open market rent for the purpose of Rent Review as set out in the Fifth Schedule to the Lease or for evidence of comparable open market rent in respect of any other premises occupied by the Tenant or the Sub-Tenant anywhere on the Estate.

THE COMMON SEAL of ZAMBON    )
(UK) LIMITED was affixed to  )
this Deed in the presence of:)


                               Director


                               Secretary

EXECUTED as a Deed on behalf  )
of ZAMBON GROUP SpA           )

                              Director

                              Secretary

THE COMMON SEAL of SYNON      )
EUROPE LIMITED was affixed to )
this Deed in the presence of: )

[SEAL OF SYNON]

Director

Secretary    /s/ VICTOR BHALLA

                               [SYNON LETTERHEAD]

1st December 1995



Mr S. Unwin,
Oslwang,
90, Long Acre,
London WC2E 9TT


                                                             SUBJECT TO CONTRACT

Dear Stephen.

                           UNIT 5 & 6, ELSINORE HOUSE

Further to our telephone conversation today I am writing to confirm that we wish you to act on our behalf concerning the deed of variation for Unit 5 & 6 Elsinore House.

Bailey, Shaw and Gillett have confirmed to me that they have the original documentation which they have promised to forward to me as soon as possible.

I am enclosing a letter from Bruce Gallie of Danbuild (owners of Elsinore House) acting on behalf of Zambon detailing the terms and conditions of the proposed variation.

Details:

Original Term 1/1/94 to 28/2/97 extension to 31/1/98 providing we do not exercise our break clause in March 1996. Rental and all other terms to remain as per our existing agreement.

Should you have any queries regarding this matter please do not hesitate to contact me on 0171-226-5164. Thank you.


Yours sincerely,

/s/ LOUISE MARCHANT
-------------------------
Louise Marchant
Facilities Manager

cc. Bruce Gallie-Danbuild

                             [DANBUILD LETTERHEAD]

Ms Louise Marchant
SYNON LTD
91 St Pauls Road
London
N1 2YU

                                                           SUBJECT TO CONTRACT
                                  Our reference               Date
                                  LM\RBG.sm.Ll9               20 November 1995
                                  \letters\synon

Dear Louise

RE: UNIT 5, SECOND FLOOR UNIT 6

Further to our various discussions I confirm that Zambon have agreed in principle to a variation of your lease for Unit 5 and 6 on the following terms:

l. Synon relinquish the right to break their lease as provided for in the current lease contract, in March 1996.

2. Synon indemnify Zambon against any costs incurred in the extension. As I explained I can only foresee this including legal costs of documentation.

3. In return for the above Zambon will agree to an extension of your existing lease, to expire on 31st January 1998. Rental and all other terms will remain as per the existing agreement.

Please confirm your agreement to the above at which point I will instruct solicitors.

Yours sincerely

/s/ Bruce Gallie
-------------------
Bruce Gallie

cc ext: Leo Derieuw, Zambon

                      [BAILEYS SHAW & GILLETT LETTERHEAD]

V. Bhalla, Esq.,
Synon Europe Ltd.
91 St. Paul's Road
London N1 2YU

25 October 1994                   Our Ref:    AJHS.4744.210.8
                                  Your Ref:

Dear Mr. Bhalla,

RE: SYNON/ZAMBON

I refer to our telephone conversation of Monday this week. Your company is in possession of the Premises pursuant to an Agreement for Lease. As I mentioned I received various documents in relation to the completion of this matter which require attention. I enclose the following:-

1. The engrossment of a Counterpart Underlease. This should be sealed by your Company and witnessed where shown on page 21 and returned to me undated. I have corrected the spelling of your Company's name in manuscript.

2. The Counterpart Licence for Alteration. This needs to be sealed on page 6 by the Sub-Tenant. You will note in this case and the case above that of course it will have to be witnessed by two Directors or the Director and the Company Secretary.

3. Engrossment of the Licence to Underlet (somewhat modest engrossment but rather than delay it further I suggest we accept it). This should be pleased sealed and witnessed where shown with a yellow sticker. Again I have corrected your corporate name. Please date and return this to me at your earliest convenience.

If you have any questions or queries, or if I can help in any way, then please do not hesitate to let me know. There is one outstanding Licence for Alterations, which I am pressing Danbuild's solicitors on.

I look forward to hearing further from you.

Yours Sincerely,

/s/ ANDREW SHAW
-------------------
Andrew Shaw

                       Dated                         1994


                              Zambon (UK) Limited
                                      and
                                Synon Europe Ltd


                                  COUNTERPART
                              U N D E R L E A S E
                                       of
                    Unit 5 and Part of Unit 6 Elsinore House
                      77-85 Fulham Palace Road London W.6



                                Sharpe Pritchard
                                Elizabeth House
                                 Fulwood Place
                               London  WC1V 6HG

THIS UNDERLEASE is made BETWEEN (1) the Landlord and (2) The Tenant referred to in the following particulars

Date

PARTICULARS
The Landlord:                     ZAMBON (UK) LIMITED whose registered office is
                                  at Elsinore House 77 Fulham Palace Road London
                                  W.6


The Tenant:                       SYNON EUROPE LTD whose registered office is at
                                  91 Paul's Road London Nl 2YU

The Building:                     Block A (Elsinore House) 77-85 Fulham Palace
                                  Road London W.6 shown edged brown on Plan 1

The Premises:                     Unit 5 shown for identification purposes only
                                  edged red on Plans 2a 2b and 2c and as further defined in the First Schedule and the second floor being part of Unit 6 shown for identification purposes only edged blue on Plan 2c and as further defined in the First
                                  Schedule

The Term:                         From the Rent commencement Date for a period
                                  of three (3) years

The Rent Commencement Date:

The Rent:                         Forty thousand nine hundred and ten pounds
                                  (pounds 40,910.00) per annum exclusive of V.A.T.

The Permitted Use:                As offices

The Car Parking Spaces:           One (1) car parking space (referred to in the
                                  Second Schedule)

DEFINITIONS

IN THIS LEASE unless the context otherwise requires:

1.1. The expressions in the first column of the Particulars shall have the meanings given to them in the second column of the Particulars and the Particulars form part of this Underlease

1.2. "the Headlease" means the superior lease under which the Landlord holds the Premises together with other property made the Twenty-ninth day of October 1992 between (1) Danbuild Investments (UK) Limited ("the Superior Landlord") and (2) the Landlord for a term of twenty-five (25) years from the twenty-seventh day of December 1992

1.3 "the Landlord" includes the person for the time being entitled to the reversion immediately expectant on the Term and any superior landlord

l.4.     "the Tenant" includes the successors in title of the Tenant

1.5. "the Tenant or anyone connected with it" means any of the Tenant its employees agents licensees invitees and anyone else on the Estate expressly or impliedly with the authority of the Tenant

l.6.     "the Rent Payment Days" means lst January 1st April lst July and 1st
         October

1.7.     "the Granted Rights" means the rights set out in the Second Schedule

1.8.     "the Reserved Rights" means the rights set out in the Third Schedule

1.9. "the Estate" means the property known as 77-85 Fulham Palace Road London W.6 being the land comprised in the freehold title mentioned above shown edged green on Plan 1 and the buildings from time to time on it

1.10. "the Car Park" means the car part in the basement of Blocks B and C (being the buildings on the parts of the Estate shown for the purpose of identification only edged blue and purple respectively on Plan 1) and including the entrances driveways access ramps roadways and other areas in or ancillary to it

l.ll. "the Roadways" means the roads from time to time on the Estate including the entrances driveways access ramps and roadways forming part of the Car Park

l.l2. "the External Areas" means the Roadways and the forecourts landscaped areas and other external areas on the Estate from time to time and the boundary walls and fences of the Estate

l.l3. "the Common Parts" means the entrance halls landings staircases corridors and other parts of the Building the use of which is or may be common to the Tenant and the occupiers of any other part of the Building

l.l4. "Adjoining Property" means any neighbouring or adjoining land or property in which the Superior Landlord has now or at any time during the Term shall have acquired a freehold or leasehold interest

1.15.    "Insured Risk" means as defined in the Headlease

1.l6.    "the Services" means as defined in the Headlease

l.l7. "the Managing Agent" means any person or firm appointed by or acting for the Superior Landlord from time to time (including an employee of the Superior Landlord or a Group Company) to collect the rents and to manage the Estate
l.l8. "Accounting Period" means a year commencing on the lst January or such other date and/or period as the Superior Landlord shall from time to time reasonably decide

1.19. "the Service Conduits" means pipes wires cables sewers drains gutters flues other conducting media and any items similar to any of them and all valves chambers covers fixings and similar items ancillary to any of them

l.20. "the Planning Acts" means the Town and country Planning Acts 1971 to 1990 and any Regulations or Orders made under the authority of any such Act

1.21. "enactment" means any statute Statutory Instrument order of byelaw issued by any competent authority for the time being and from time to time in force and any rule regulation scheme plan or direction issued under or deriving authority from any of them

1.22. "interest" means interest during the period from the date on which the payment is due to the date of payment (both before and after any judgment) at Four percent (4%) above the base rate from time to time of Royal Bank of Scotland Plc or such other clearing bank as the Landlord may from time to time nominate

l.23.    "the 1954 Act" means the Landlord and Tenant Act 1954

1.24. "Group Company" means a company that is from time to time a member of the same Group as the Landlord or Tenant as the case may be within the meaning of Section 42 of the 1954 Act

1.25. References to "the last year of the Term" include the last year of the Term if the same shall determine otherwise than by effluxion of time and to "the end of the Term" include such sooner determination of the Term

1.26 "the Premises" and "the Estate" include any part of the Premises and any part of the Estate respectively

1.27.    "the parties" or "party" shall mean the Landlord and/or the Tenant

1.28. "Development" has the meaning given by Section 22 of the town and country Planning Act 1971

1.29.    "act or default" means act default negligence or omission

1.30. "rates" means general water and other rates taxes charges community charge assessments impositions or whatever nature but shall not include any tax payable as a direct result of any dealings by the Superior Landlord with its reversionary interest in the Estate and/or the building and/or the Premises or any Income Tax or Corporation Tax payable by the Landlord or Superior Landlord on any rents under this Underlease or any other lease or licence of whatsoever nature on the Estate

1.31. "planning permission" means any of planning permission listed building consent conservation area consent and any other permission or consent under the Planning Acts

INTERPRETATION

2.       In this Lease:-

2.l. Any obligation in this Underlease not to do an act or thing shall be deemed to include an obligation not to permit or suffer that act or thing to be done

2.2. The singular shall include the plural and the masculine shall include the feminine and neuter

2.3. Where the Tenant comprises more than one person the covenants on the part of such party shall be joint and several

2.4. References to any right of the Landlord to have access to the Premises shall be construed as extending to all persons authorised by the Landlord (including agents professional advisers contractors workmen and others)

2.5. References to any right of the Tenant shall be construed as extending to all persons authorised by the Tenant (including authorised undertenants agents professional advisers contractors workmen servants and others)

2.6. Reference to any right exercisable by the Landlord or any right exercisable by the Tenant in common with the Landlord shall be construed as including (where appropriate) the exercise of such right:-

2.6.1 by the Superior Landlord and all persons authorised by the Superior Landlord and:

2.6.2         in common with all other persons having a like right

2.7. Any reference to a specific statute includes any statutory extension or modification or re-enactment of such statute and any regulations or orders made under it (except in the case of the definitions of "the 1954 Act" and "Group Company")

2.8. The paragraph headings do not form part of this Underlease and shall not be taken into account in its construction or interpretation

2.9. References to Clauses or Schedules are to Clauses or Schedules in this Underlease and references in a Schedule to Clauses are to Clauses in that Schedule

DEMISE

3.       The Landlord demises to the Tenant for the Term the Premises:-

3.1 together (in common with the Landlord and all others authorised by it or otherwise entitled) with the Granted Rights (but subject to temporary interruption for repair alterations replacement or other works); but

3.2. excepting and reserving to the Landlord and all others authorised by it or otherwise entitled the Reserved Rights; and

3.3. the Tenant paying to the Landlord by way of rent without any deductions whatsoever the Rent which shall be paid by equal quarterly payments in advance on the Rent Payment Days the first payment being made on the execution of this Underlease in respect of the period from the Rent Commencement Date to the next following Rent Payment Date and by way of further rent payable on demand in respect of Unit 5 amounts equal to 100% and in respect of Unit 6 amounts equal to 34.4% of the Insurance Contribution the Service Charge and the Interim Charge (as such terms are defined in the Headlease) paid from time to time by the Landlord pursuant to the terms of the Headlease

TENANT'S COVENANTS

4. The Tenant covenants with the Landlord to observe and perform the covenants and obligations contained in the Fourth Schedule

LANDLORD'S COVENANTS

5. Subject to and conditionally upon the Tenant paying the Rent the Insurance Contribution the Service Charge and the Interim Charge and all other moneys payable under this Underlease and performing and observing the covenants on the part of the Tenant and the conditions and agreements contained in this Underlease The Landlord covenants with the Tenant as follows:-

5.1. To permit the Tenant peaceably to hold and enjoy the Premises during the Term without any lawful interruption by the Landlord or any person claiming under or in trust for the Landlord

5.2.          To pay the rents reserved by the Headlease

5.3. On the request of the Tenant to use all reasonable endeavours to enforce the covenants on the part of the Superior Landlord contained in the Headlease

FORFEITURE

6.       If:-

6.l.          the Rent or any part shall at any time be unpaid for twenty-one
              (21) days after becoming payable (whether formally demanded or not); or

6.2. any other sum due from the Tenant under the terms of this Underlease shall at any time be unpaid for twenty-one (21) days after the later of demand and becoming payable; or

6.3. any of the Tenant's covenants or obligations in this Underlease shall not be performed or observed; or

6.4.          in relation to the Tenant:-

6.4.1.            a proposal is made for a voluntary arrangement pursuant to
                  Part I Insolvency Act 1986; or

6.4.2. a petition is reasonably and properly presented for an administration order pursuant to Part II of that Act; or

6.4.3.            a petition is reasonably and properly presented pursuant to
                  Part IV of that Act or a resolution reasonably and properly proposed for winding-up in either case whether compulsory or voluntary or a meeting is convened or a resolution is proposed for the purchase redemption or reduction of any part of the issued share capital of the Tenant (whether or not to comply with S.142 Companies Act 1985) (except in any such case for reconstruction or amalgamation not involving or arising out of insolvency); or

6.4.4. a receiver is appointed of the whole or any part of its assets or undertaking (whether or not an administrative receiver as defined in S.29(2) of the Insolvency Act 1986)

6.5.          the Tenant shall make a composition with creditors

6.6. any distress or execution is levied on any of the Tenant's goods or property (and in every case if the Tenant is more than one person if any of the said matters shall occur in relation to any one of them) then and in any such case the Landlord may at any time thereafter re-enter upon the Premises in the name of the whole and thereupon this demise shall absolutely determine but without prejudice to the right of action of the Landlord in respect of any antecedent breach (including if applicable that in relation to which the Underlease is forfeited) of the Tenant's covenants or the conditions contained in this Underlease

7. The Landlord shall not be liable or responsible for any damage suffered by the Tenant or anyone connected with it through any defect in under or upon the Premises except insofar as any such liability arises under any of the provisions of this Underlease or is covered by insurance effected by the Superior Landlord

8. The Tenant's covenants shall remain in full force both at law and equity notwithstanding that the Superior Landlord shall have waived or released temporarily or permanently revocably or irrevocably or otherwise a similar covenant or similar covenants affecting any other part of the Estate or Adjoining Property

9. The Tenant acknowledges that no warranties are given or implied in the granting of this Underlease by or on behalf of the Landlord that the use to which the Tenant proposes to put the Premises nor any alterations or additions which the Tenant may now or subsequently decide to carry out will not require planning permission under the Planning Acts

10. The Tenant acknowledges that this Underlease has not been entered into by it in reliance wholly or partly on any statement or representation made by or on behalf of the Landlord except for replies in writing given prior hereto by the Landlord's solicitors or the Landlord to enquiries raised in writing with them by the Tenant's solicitors

11. Except where any statutory provision prohibits the Tenant's right to compensation being reduced or excluded by agreement the Tenant shall not be entitled to claim from the Landlord on quitting the Premises or any part thereof any compensation under the 1954 Act

12. The Tenant can terminate this Underlease on the 29th February 1996 by giving the Landlord at least three months prior written notice but without prejudice to the rights and remedies of either party in respect of any antecedent breach non-observance or non-performance of any of the covenants or conditions contained in this Underlease

13. Any notice of any description whether statutory or in accordance with the terms of this Underlease to be given or made to the Landlord will only be validly given or made if sent to and received by the Landlord's solicitors from time to time

14.      It is hereby agreed between the Landlord and the Tenant

         (having been authorised to do so by an Order of the Central London County Court made on the 17th August 1994 under the provisions of
         Section 38(4) of the Landlord and Tenant Act 1954 as amended by
         Section 5 of the Law of Property Act 1969) that the provisions of Sections 24 to 28 inclusive of the Landlord and Tenant Act 1954 shall be excluded in relation to this Underlease


IN  WITNESS of which the Parties have executed this Underlease


                               THE FIRST SCHEDULE
                                 (The Premises)

The Premises means those parts of the Building specified in the Particulars and shown edged red on Plans 2a 2b and 2c and shown edged blue on Plan 2c including (for the purposes of obligation as well as grant);-

l. the floors including the floor boards or other flooring materials the plinths upon which the same are laid and by which they are supported and the void between the flooring and the concrete structure beneath it

2.       the doors the windows and the frames and the glass in any of them

3.       the internal plaster or plasterboard surfaces of any loadbearing wall

4. the suspended ceiling finishes and the voids above them including the brackets or other devices by which the same are attached to the concrete structure

5. one half severed vertically of non load-bearing walls dividing the Premises from other parts of the Building

         (which walls shall be deemed to be party walls) and the entirety of any other non load-bearing internal walls

6.       all Service Conduits which exclusively serve the Premises

7. all the Landlord's or Superior Landlord's fixtures and fittings of every kind which are from time to time in or upon the Premises whether original or substituted and all other fixtures except those that can be removed by the Tenant without damaging or defacing the Premises

8. all additions and improvements to the Premises but excluding any part of the load-bearing structure of the Building (which includes without prejudice to the generality of the foregoing the roof and foundations of the Building) other than the internal surfaces thereof


                               THE SECOND SCHEDULE
                              (The Granted Rights)

1. The free and uninterrupted passage and running of water soil gas and electricity telecommunications and other services through all Service conduits which are now or are at any other time during the Term in on under or running through the Estate and which serve or are capable of serving the Premises

2. The right for all proper purposes in connection with the use of the Premises to pass and repass:-

2.l. over and along the roadways with or without vehicles (but so that the Tenant and anyone connected with it shall not have more vehicles on the Estate at any time than the number of Car Parking Spaces to which the Tenant may be entitled by reason of the provisions of this Underlease and any further space or spaces to which the Tenant may be entitled from time to time by reason of any licence from the Landlord); and

2.2. without vehicles over and along the footpaths and forecourts from time to time forming part of the External Areas until such time as they or such parts of them shall be adopted as public highways

3. The right of support shelter and protection for the benefit of the Premises as is now enjoyed from other parts of the Building

4. The right to pass and re-pass over along and through the Common Parts for all proper purposes in connection with the use of the Premises

5. The right to have the name or trading title of the Tenant affixed on the communal notice board to be provided by the Superior Landlord in the entrance hall of the building in such a position and in such manner as shall be decided by the Landlord and/or the Superior Landlord and to retain a sign bearing the name of the Tenant installed or constructed at or closely proximate to the main entrance to the Premises

6. The right to use the Car Parking Space in such part or parts of the Estate as the Superior Landlord shall from time to time specify for the parking of cars and for no other purpose

7. The right to enter the parts of the Building adjoining the Premises with or without workmen and equipment on no less than five (5) days' notice (save in the case of emergency) in order to comply with the Tenant's covenants herein contained

8. Subject to the Tenant first having obtained all requisite planning permissions and consents the right until such time as the Superior Landlord shall provide a communal facility to install an aerial satellite dish or the like of such size and design and in such position as shall previously have been approved in writing by the Superior Landlord for inter alia the reception of television signals from satellites but so that this right shall immediately cease and determine upon the installation by the Superior Landlord of an aerial for the use of all Lessees whereupon the Tenant shall forthwith remove any aerial erected pursuant to this temporary right

9. The right in common with all others duly authorised by the Lessor and subject to all administrative regulations (including if applicable the payment of any reasonable fees for the use of them imposed in connection with the use of them upon all users by the Superior Landlord or the Managing Agent from time to time) to use the Squash Courts in the Basement of Block B


                               THE THIRD SCHEDULE
                              (The Reserved Rights)

1. The free and uninterrupted passage and running of water soil gas telecommunications and other services or supply electricity through the Service Conduits which may now or in the future be in on under or running through the

         Premises and which may serve any other part of the Estate

2. The right at all times to carry out any works or repairs to or to build alter or rebuild the Estate or any Adjoining Property in any manner and for any purpose notwithstanding any interference with the access of light or air to the Premises or any temporary interference or inconvenience with the Granted Rights provided that any such interruption is kept to a minimum and/or as little inconvenience as is reasonably practicable is caused to the Tenant and any damage caused to the Premises is made good

3. The right at all reasonable times upon giving to the Tenant not less than five (5) working days' notice (except in case of emergency) for the Landlord and persons authorised by it with or without tools materials and equipment to enter on the Premises:-

3.1. for any purpose incidental to the provision of the Services and/or to carry out any works reasonably necessary in connection with such provision

3.2. to lay construct renew alter repair and maintain any Service conduits in the building

3.3. to carry out any works or alteration incidental to the building alteration repair or rebuilding of any part of the Estate the person exercising such right causing as little inconvenience as reasonably practicable making good all damage to the Premises thereby caused

4. The right at all reasonable times on reasonable prior written notice to enter upon the Premises for viewing and inspection and preparation of schedules of disrepair

5. The rights of light air support shelter and protection now or at any time during the Term enjoyed by the Estate over the Premises subject as provided in paragraph 4 of the Second Schedule

6. The right to erect and retain scaffolding on a temporary basis on or about the building for the purposes of works to or cleaning or decoration of the Building notwithstanding that such scaffolding may temporarily restrict the access to or enjoyment or use of the Premises

7. At all times all rights easements and the like enjoyed at the date hereof by the Premises over Adjoining Property other than the Granted Rights to the intent that S.62 Law of Property At 1925 shall not apply to this Lease


                               THE FOURTH SCHEDULE
                              (Tenant's Covenants)

RENT AND OUTGOINGS

1.1 To observe and perform the covenants and conditions on the part of the Lessee contained in the Headlease so far as they relate to the Premises but except in so far as the Landlord expressly covenants in this Underlease to observe and perform the same and to indemnity the Landlord from and against any actions proceedings claims damages costs expenses or losses arising from any breach or non-observance or non-performance of such covenants and conditions

1.2 To observe and perform the covenants and conditions as to repair and decoration on the part of the Lessee contained in the Headlease so far as they relate to the Premises but except in so far as the Landlord expressly covenants to observe and perform the same and to indemnity the Landlord from and against any actions proceedings claims damages costs expenses or losses arising from any breach or non-observance or non-performance of such covenants and conditions both during and at the determination of the Term

1.3. To permit the Landlord and all persons authorised by the Landlord (including agents professional advisers contractors workmen and others) upon reasonable notice (except in the case of emergency) to enter upon the Premises for any purpose that is in the opinion of the Landlord necessary to enable it to comply with the covenants on its part and the conditions contained in the Headlease

2. To pay the Landlord on demand by way of further rent amounts in respect of Unit 5 equal to 100% and in respect of Unit 6 amounts equal to 34.4% of the Insurance Contribution the Service Charge and the Interim charge (as such terms are defined in the Headlease) paid from time to time by the Landlord pursuant to the terms of the Headlease

3. To observe the covenants terms and conditions and obligations set out in the Annex hereto save where such terms and conditions are deleted in black and initialled by the parties' solicitors and for the avoidance of doubt Lessor shall mean Landlord and Lease shall mean Underlease wherever these terms occur in the Annex

4. Not to assign underlet charge hold on trust part with possession or occupation of or share occupation of the whole or any part of the Premises save the Tenant may share occupation of the Premises with an associate company or a company that is from time to time a member of the same group as the Tenant PROVIDED THAT

4.1. such other company is not entitled to the exclusive use or occupation of the Premises or any part of it

4.2. no rent or other payment is made by such other company for such sharing of occupation

4.3. no estate or interest in land in the Premises is created or arises in favour of such other company

4.4 on the Tenant and such other company ceasing to be members of the same said group such other company shall forthwith vacate the Premises and such sharing of occupation shall cease

4.5. the Tenant gives written notice to the Landlord forthwith upon the commencement termination or any alteration of any such sharing of the Premises

4.6              the Tenant at all times remains in occupation of the Premises

5.1. Not to do or omit anything that could cause any policy of insurance relating to the Premises or the Estate to become void or voidable wholly or in part nor (unless the Tenant shall have previously notified the Landlord and Superior Landlord and have agreed to pay the increased premium) anything by which additional insurance premiums may become payable

5.2. To keep the Premises supplied with such fire fighting equipment as the insurers or the fire authority may require and to maintain the same to their satisfaction

5.3. Not to store or bring on to the Premises any article substance or liquid of a specially combustible inflammable or explosive nature and to comply with the requirements and recommendations of the fire authority and/or the insurers and the reasonable requirements of the Landlord and Superior Landlord as to fire precautions relating to the Premises

5.4. Not to obstruct the access to any fire equipment or the means of escape from the Premises

5.5. To give notice to the Landlord and Superior Landlord immediately any event occurs which might affect the Policy

5.6.             If the Estate is damaged or destroyed either

5.6.l. by an Insured Risk and the insurance money under the Policy is by reason of any act or omission of the tenant or anyone connected with it wholly or particularly irrecoverable; or:

5.6.2. as a result of the act or omission of the Tenant or anyone connected with the Tenant to pay to the Landlord on demand with Interest the amount of such insurance money so irrecoverable

5.7. Forthwith to inform the Landlord and Superior Landlord in writing of any conviction judgment or finding of any court or Tribunal relating to the Tenant (or any director or other officer or major shareholder of the

                 Tenant) of such nature as to be likely to affect the decision of any insurer or underwriter to grant or to continue any insurance of or relating to the Estate

5.8. If at any time the Tenant shall be entitled to the benefit of any insurance on the Premises (which is not effected or maintained in pursuance of any obligation contained in this Underlease) to apply all monies received by virtue of such insurance in making good the loss or damage in respect of which it shall have been received

5.9. To permit the Landlord to enter the Premises where it is required by any enactment to obtain a fire certificate for the Premises

THE COMMON SEAL of SYNON     )
EUROPE Ltd was hereunto      )
affixed in the presence of:- )


                                  Director   /s/ D.C. MOORE

                                  Secretary  /s/ [SIGNATURE ILLEGIBLE]


                                                                          [SEAL]

                                     ANNEX

RENT AND OUTGOINGS

1.1 To pay the Rent the Interim Charge the Service Charge and the Insurance Contribution at the times and in the manner set out in this Lease without any deduction and if so required by the Lessor by standing order to Bankers Credit Transfer or other similar method specified by the Lessor

1.2 To pay and discharge all rates which are now or may at any time during the Term be payable charged or assessed on or in respect of the Premises or on the landlord tenant owner or occupier thereof (or in the absence of direct assessment on the Premises a fair proportion of the same as assessed by the Surveyor acting as an independent expert and not as an arbitrator) and in every case any value added or other similar tax payable in respect thereof

1.3 To pay to the suppliers and to indemnify the Lessor against all charges for all gas electricity telecommunication and other services consumed or used on or supplied to the Premises

1.4 If the Rent the Interim Charge the Service Charge the Insurance Contribution or any other sum due from the Tenant under the terms of this Lease or any part of any of them shall at any time be more than fourteen days overdue to pay to the Lessor Interest thereon calculated from the due date for payment until the date of actual payment (both before and after judgment) PROVIDED THAT nothing in this clause shall entitle the Tenant to withhold or delay any payment after the date upon which it first falls due or in any way prejudice affect or derogate from the rights of the Lessor in relation to the said non-payment or under the proviso for re-entry

1.5 In relation to Value Added Tax (or any tax of a similar nature that may be substituted for it or levied in addition to it) ("VAT"):-

         1.5.1 to pay to the Lessor VAT at the rate for the time being in force chargeable on or in respect of the rents or any other payments to be made by the Tenant to the Lessor or any person on the Lessor's behalf in connection with or under any of the provisions of this Lease; and

         1.5.2 to pay and indemnify the Lessor against any VAT payable by or on behalf of the Lessor in connection with or under any of the provisions of this Lease save insofar as any such VAT is recoverable by the Lessor as an input for Value Added Tax purposes and in default of such payment or indemnity the same shall be recoverable by the Lessor from the Tenant as rent in arrear

PROVIDED THAT (for the avoidance of doubt) the Lessor shall be under no obligation to exercise the election to waive exemption from Value Added Tax pursuant to paragraph 2 of Schedule 6(a) of the Value Added Tax Act 1983 or any other option or right conferred on the Lessor by any enactment which would or might reduce or avoid any liability to VAT

RESERVED RIGHTS


2.1 To permit the Lessor and those authorised by him and others so entitled to exercise the Reserved Rights and not to inhibit or interfere with the exercise of any of them

2.2 To permit upon prior appointment being made with the Lessee reasonable notice at any time during the Term prospective purchasers of or agents instructed in connection with the prospective or actual sale of the Lessor's interest in the Estate to view the Premises without interruption providing they are authorised in writing by the Lessor or its agents

REPAIR AND DECORATION

3.1 To repair and keep in good and substantial repair and condition the Premises and to renew and replace from time to time all Lessor's fixtures and fittings and appurtenances in the Premises which may become or be beyond repair at any time during or at the end of the Term (in every case damage by any of the Insured Risks excepted save where the insurance has been vitiated or payment of the insurance money refused in whole or in part in consequence of some act or default on the part of the Tenant or anyone connected with it)

3.2      During the three months
         preceding the end of the Term (during the said last three months of the Term in such colours and patterns as the Lessor may reasonably require) and using good quality materials to decorate completely in accordance with then current good practice all the interior parts of the Premises which have been or ought to be or normally are so decorated the decoration to be carried out to the reasonable satisfaction in all respects of the Lessor

3.3 To clean both sides of all windows and doors of the Premises (other than the glass in the doors and windows in the external walls) at least once in every month

3.4 Within one month (or sooner if appropriate) after the Lessor shall have given to the Tenant or left on the Premises a notice in writing specifying any repairs cleaning maintenance or decoration of the Premises which the Tenant has failed to carry out in breach of the Tenant's responsibilities under this Lease to commence and thereafter diligently proceed to repair and make good the same to a good and substantial condition and to the reasonable satisfaction of the Lessor or the Surveyor and in case of default to permit the Lessor and the workmen or agents of the Lessor to enter the Premises with or without plant equipment and materials and execute such repairs or other works and all reasonable expenses properly incurred thereby shall on demand be paid by the Tenant to the Lessor with Interest

COSTS

4.1 To pay all reasonable and proper costs charges and expenses (including solicitors' costs and architects' and surveyors' fees) reasonably and properly incurred by the Lessor for the purposes of or incidental to the preparation grant service or enforcement

(whether by proceedings or otherwise) of:-

4.1.1 Any notice under Section 146 or 147 of the Law of Property Act 1925 (as amended) requiring the Tenant to remedy a breach of any of the Tenant's covenants contained in this Lease notwithstanding forfeiture for such breach shall be avoided otherwise than by relief granted by the Court

         4.1.2 Any notice to repair or Schedule of Dilapidations accrued during the Term or accrued at or prior to the end or sooner determination of the Term whether or not served during the Term

         4.1.3 The payment of any arrears of the Rent or any other sum payable under this Lease or interest payable on any of them

4.2 To pay the reasonable and proper costs charges and expenses (including Solicitors' and Surveyors' fees) reasonably and properly incurred by the Lessor in any application by the Tenant for the Lessor's consent whether such consent is granted properly refused or offered subject to any appropriate conditions or such application is withdrawn save nothing in this clause shall be taken to mean a fee payable to the Lessor for the consent itself

[5.1 through 5.7.6 deleted]

ALTERATIONS AND ADDITIONS

6.1 Not to make any alterations or additions to the Premises or the Service Conduits in the Building nor to commit any waste spoil or destruction in or upon the Premises nor to cut damage injure or allow to be cut damaged or injured any of the roofs walls floors or other structural parts of the Building or the Service Conduits fixtures or fittings of the Premises PROVIDED THAT the Tenant may with the Lessor's prior written consent (such consent not to be unreasonably withheld or delayed) install or alter internal non-structural demountable partitioning which the Tenant shall (if so required by the Lessor) remove at the end of the Term and make good any damage so caused

6.2 Save as may be temporarily permitted by Clause 8 of the Second Schedule not to erect any pole aerial mast dish or other thing (whether in connection with telegraphic, telephonic, radio or television communication or otherwise) upon any part of the outside of the Building

6.3 Not to affix or exhibit to or upon any part of the Premises or in any window thereof any placard poster advertisement sign or other notice so as to be visible from outside the Premises save for the Tenant's nameplate at the entrance to the Premises of such design and of such dimension as shall previously have been approved by the Landlord such approval not to be unreasonably withheld or delayed

USE

7.1      Not to carry on upon the Premises any use other than the Permitted Use

7.2 Not to leave the Premises unoccupied for more than one month without notifying the Lessor and providing such caretaking or security arrangements as the Lessor shall reasonably require and the insurers shall require

7.3 Not to cause anything to be done on the Premises which may be or become a nuisance or annoyance or cause damage to the Lessor or to the owners tenants or occupiers of the Estate

7.4 Not to use the Premises for any noxious noisy or offensive trade or business nor for any illegal or immoral act or purpose

7.5 Not to permit any person to sleep on the Premises and not to use the Premises for residential purposes nor to keep any animal fish reptile or bird on the Premises

7.6 Not to hold on the Premises any exhibition public meeting public entertainment or sale by auction

7.7 In the event of the Premises having been unoccupied for the purposes of payment of rates and in consequence the Lessor or any subsequent occupier shall not obtain the maximum statutory relief from payment of rates then:-

         7.8.1 if at that time the relevant authority for rates is empowered to levy rates on unoccupied property to pay to the Lessor on demand (in addition to any sum due to the rating authority) a sum equal to (and indemnify the Lessor against) the amount of rates payable after the end of the Term to the rating authority pursuant to
                          Section 17 of the General Rate Act 1967 or any other enactment for a period equal to the relevant period during which the Premises were unoccupied

         7.8.2 to pay to the Lessor on demand (in addition to any sum due to the rating authority) a sum equal to (and indemnify the Lessor against) any surcharge on the Premises payable after the end of the Term pursuant to Section 17A or 17B of the General Rate Act 1967 or any other enactment for a period equal to the said relevant period

CONDUCT

8.1 Not to permit to be discharged into the Service Conduits any oil or grease, or any deleterious, objectionable, dangerous, poisonous or explosive matter or substance, and to take all reasonable measures to ensure that effluent discharged into the Service Conduits will not be corrosive or otherwise harmful to the Service Conduits or cause obstruction or deposit in them

8.2 Not to unload any goods or materials from vehicles and convey the same into the Premises except through the approved entrance or entrances provided for the purpose and not to cause congestion of the External Areas or inconvenience to any other user of them

8.3 Not to park or leave any vehicles belonging to the Tenant or anyone connected with it on the Estate Roads or its pavements (other than in the Car Parking Spaces allotted to the Tenant from time to time)

8.4 Not to place any goods or items outside the Premises or the Building or obstruct in any way the Common Parts or the External

         Areas other than temporarily in the course of delivery to or removal from the Premises.

8.5 Not to store or bring on the Premises any petrol or other dangerous inflammable explosive or combustible substance

8.6 Not to allow rubbish or refuse to accumulate on the Premises the Common Parts or the External Areas (save in areas specifically designated for that purpose) or in the Service Conduits and to clean thoroughly the Premises and the Service Conduits in the Premises as often as may be necessary

8.7 To observe and conform to all reasonable regulations and restrictions made by the Lessor:-

         8.7.1 for the proper management of the Building or the Estate and notified in writing by the Lessor to the Tenant from time to time (Provided that the same shall not unreasonably interfere with the Tenant's use of the Premises); and

         8.7.2 for the management of vehicles and traffic as are displayed on the Estate from time to time

8.8 To observe and perform the covenants subsisting at the date hereof (whether restrictive or otherwise) restrictions and stipulations (if any) to which the Lessor's reversionary interest in the Premises is subject insofar as same insist and are capable of affecting the Premises

MACHINERY AND INSTALLATIONS

9.1 To keep all plant, apparatus and machinery upon the Premises properly maintained and in good working order, and for that purpose to employ reputable contractors for the regular periodic inspection and maintenance of them, to renew all working and other parts as and when necessary or when recommended by such contractors, to ensure that such plant, apparatus and machinery is properly operated, and to avoid damage to the Premises by vibration or otherwise

9.2 Not to erect or install on the Premises any equipment engine or machinery other than normal office equipment or machinery used in connection with the business of the tenant of the Premises from time to time

9.3 Not to suspend any weight from nor to load or use the walls ceilings floors or structure of the Premises in any manner which will cause strain damage or interference with the structural parts of the Building and not to have on the Premises any unusually heavy item

9.4      Not to overload the electrical system or circuits in the Premises

STATUTORY MATTERS

10.1 At the Tenant's own expense, to execute all works and provide and maintain all arrangements upon or in respect of the Premises or the use to which the Premises are being put (whether by the Lessor, the Tenant or the occupier) that are required in order to comply with the requirements of any enactment or competent authority, or court of competent jurisdiction

10.2 Not to do in or near the Premises any act or thing by reason of which the Lessor may under any enactment incur, have imposed upon it, or become liable to pay any penalty, damages, compensation, costs, charges or expenses

10.3     Without prejudice to the generality of the preceding sub-clauses

         10.1 and 10.2 to comply in all respects with the provisions of any enactment applicable to the Premises or in regard to carrying on the trade or business for the time being carried on by the Tenant on the Premises or for the health and safety of the Tenant or anyone connected with it

10.4 Upon receipt of any notice order or direction or other communication from any competent authority likely to affect the Premises or its user to deliver to the Lessor immediately a copy of the same and if so reasonably required by the Lessor at the joint cost of the Lessor or Tenant to take such steps and join with the Lessor in making such representations or appeals in all cases as the Lessor may consider desirable

10.5 To give notice to the Lessor of any defect in the Premises which might give rise to an obligation on the Lessor to do or refrain from doing any act or thing in order to comply with the provisions of this Lease or the duty of care imposed on the Lessor pursuant to the Defective Premises Act 1972 or otherwise, and at all times to display and maintain all notices which the Lessor may from time to time reasonably require to be displayed at the Premises.

PLANNING

11.1 In relation to the Premises to comply with the provisions and requirements of the Planning Acts whether as to the Permitted User or otherwise

11.2 Not to make any application for planning permission in relation to the Premises (without the previous consent of the Lessor such consent not to be unreasonably withheld or delayed in the case of an application for change of use) and subject thereto at the expense of the Tenant, to obtain all planning permissions and to serve all such notices as may be required for the carrying out of any operations or user on the Premises which may constitute Development

11.3 Subject only to any enactment to the contrary, to pay and satisfy any charge or levy that may hereafter be imposed under the Planning Acts in respect of the carrying out of maintenance of any such operations, or the commencement or continuance of any such user for the Premises

11.4 Notwithstanding any consent which may be granted by the Lessor under this Lease, not to carry out or make any alteration or addition to the Premises, or any change of use until:

         11.4.1 all necessary notices under the Planning Acts have been served and copies produced to the Lessor

         11.4.2 all necessary permissions under the Planning Acts have been obtained and produced to the Lessor, and

         11.4.3 the Lessor has acknowledged that every such necessary planning permission is acceptable to it the Lessor being entitled to refuse to acknowledge that a planning permission is acceptable to it on the grounds that any condition contained in it, or anything omitted from it, or the period referred to in it, would (in the reasonable opinion of the Surveyor acting as an expert and not as an arbitrator) be (or would be likely to be) materially prejudicial to the Lessor's interest in the Estate or any Adjoining Property whether during or after the end of the Term

11.5 Unless the Lessor shall otherwise direct, to carry out and complete before the end of the Term:

         11.5.1 any works stipulated to be carried out to the Premises by a date subsequent to the end of the Term as a condition of any planning permission granted for any Development begun by the Tenant before the end of the Term, and

         11.5.2 any Development begun by the Tenant upon the Premises in respect of which the Lessor shall be or become liable for any charge or levy under the Planning Acts

11.6 In any case where a planning permission is granted subject to conditions, and if the Lessor reasonably so requires, to provide security for the compliance with such conditions, and not to implement the planning permission until such security has been provided

11.7 If reasonably required by the Lessor, but at the cost of the Tenant, to appeal against any refusal of planning permission or the imposition of any conditions on a planning permission relating to the Premises resulting from an application by the Tenant

11.8 If the Tenant shall carry out any Development or carry out permit or consent to any act matter or thing giving rise to a charge or fiscal liability on the Lessor the Tenant will pay and indemnify the Lessor against all liability for any tax, levy, charge or other fiscal imposition of whatsoever nature (including interest on overdue tax and penalties for failure to give appropriate notices and information) under any enactment for which the Lessor shall be liable as a result of such Development, act, matter or thing and shall on demand repay to the Lessor the amount of the tax, levy, charge or fiscal imposition

END OF THE TERM

12.1 To permit the Lessor during the period commencing six months prior to the end of the Term to affix and retain without interference upon any part of the Premises a notice for reletting the Premises provided that such notice does not materially affect the light air or use enjoyed by the Premises and during such period to permit persons with authority from the Lessor or its Agents at all reasonable times to view the Premises on prior appointment with the Lessee

12.2 At the end of the Term to yield up the Premises (but not trade and other tenant's fixtures and fittings as shall belong to the Tenant Provided that the Tenant shall make good to the reasonable satisfaction of the Lessor all damage to the Premises resulting from their removal) in good and substantial repair and condition and in accordance with the Tenant's covenants in this Lease and to deliver to the Lessor all the keys to the Premises and all entry access cards, identity cards and other security devices relating to the Premises or the Estate

INFORMATION

13.1 To ensure that at all times the Lessor and the local police force have written notice of the name, home address and home telephone number of at least two keyholders of the Premises

13.2 On request to produce to the Lessor or the Surveyor all plans, documents and other evidence as the Lessor may reasonably require in order to satisfy itself that the provisions of this Lease have been complied with

13.3     Whenever during the Term called upon so to do, to furnish to the

         Lessor, in writing the information envisaged in Section 40(l) of the 1954 Act within one calendar month of request by the Lessor

INDEMNITY

14. To indemnify and keep indemnified fully the Lessor against any claims proceedings damages demands costs and expenses reasonably or properly incurred by the Lessor arising directly or indirectly:-

14.1 from any act or omission by the Tenant or anyone connected with it however caused or occurring in or upon the Premises

14.2 from any breach non observance or non performance by the Tenant of any of its covenants or the conditions or other provisions of this Lease

14.3 from damage occasioned to the Estate or to any person caused directly or indirectly by any act default or negligence of the Tenant or anyone connected with it

EASEMENTS

15. Not to do anything by which the right of light or air to or belonging to the Premises may be endangered or interfered with or lost and in the event of any other person or persons doing any act or thing whereby such right of light or air to the Premises is endangered interfered with or lost forthwith to notify the Lessor and to permit the Lessor at its own cost to take such action at law or otherwise as may seem necessary to it in the name of the Tenant either alone or jointly with the Lessor for the protection of their interests in the Premises

                       DATED                         1994
                       ----------------------------------

                       DANBUILD INVESTMENTS (UK) LIMITED

                                    - and -

                                ZAMBON (UK) LTD

                                    - and -

                               ZAMBON GROUP SP.A.

                                    - and -

                                SYNON EUROPE LTD


                       ---------------------------------
                              LICENCE TO UNDERLET

                                     - of -

                              Units 5 & 6 Block A
                                 Elsinore House
                            77-85 Fulham Palace Road
                                   London W6
                       ---------------------------------


                              RABIN LEACOCK LIPMAN
                              7-10 Chandos Street
                                 LONDON W1M 9DE



                               TEL: 071-631-4380
                               REF: TGM/ID/O521R
                               DATE:  06/09/1994

                              LICENCE TO UNDERLET

DATE:

THIS LICENCE is made between (1) the Lessor (2) the Tenant and (3) the Tenant's Guarantor and (4) the Sub-Tenant named in the Particulars below.


                                   PARTICULARS


THE LESSOR:               DANBUILD INVESTMENTS (UK) LIMITED whose registered
                          office is c/o Bright Grahame Murray Chartered
                          Accountants 124-130 Seymour Place London W1H 6AA

THE TENANT:               ZAMBON (UK) LTD whose registered office is at Elsinore
                          House 77 Fulham Palace Road London W6

THE TENANT'S              ZAMBON GROUP SP.A. of Via Lillode Duca 10 - 20091
GUARANTOR:                Bresso Milan Italy





THE SUB-TENANT:           SYNON EUROPE LTD whose principle place of business in
                          the United Kingdom is at 91 St Paul's Road London N1
                          2YU

THE PREMISES:             Unit 5 and Unit 6 within Block A (Elsinore House)
                          77-85 Fulham Palace Road, London W6 comprised in and demised by the Lease

THE LEASE:                Dated 29th October 1992
                          Between:  (1)    the Lessor
                                    (2)    Zambon (UK) Limited


THE TERM                  25 years from 1st January 1990 subject to the
OF THE LEASE:             provisions of the Lease for earlier determination


THE PROPERTY              The whole of Unit 5 and the second floor only of Unit
TO BE SUBLET:             6 shown edged red on the plans attached hereto being
                          part of the Premises

THE SUBLEASE              3 years from the to be contracted outside the
TERM                      provisions of Part II of the Landlord and Tenant Act
                          1954

THE GUARANTEE             the Deed of Guarantee dated 29th October 1992 between
                          The Lessor (1) the Tenant (2) and the Tenant's
                          Guarantor (3)

RECITALS

1. By the Lease the Premises were demised for the Term subject to the rents and to the covenants agreements conditions and other matters contained by the Lease.

2.       The Lease provides that the Tenant shall not:

2.1 underlet any part of the Premises without the Lessor's prior written consent; nor

2.2 underlet any part of the Premises save for a Permitted Part as defined in the Lease; nor

2.3 underlet the whole or a Permitted Part of the Premises at a rent less than the open market rental value of the Premises (or in the case of a Permitted Part pro rata) or the rent then reserved and payable under the Lease (whichever should be the greater) nor

2.4 underlet the whole or a Permitted Part of the Premises without including provisions in the Underlease for the upwards only review of the rent thereby reserved and on the basis and on the dates on which the rent is to be reviewed in this Lease nor

2.5 underlet the whole or a Permitted Part of the Premises unless stipulation relating to the provision of guarantors or a bank guarantee or a rent deposit have been complied with nor

2.6 underlet the whole or a Permitted Part of the Premises without an absolute covenant against further underletting and the same restrictions on assignment sharing holding on trust for another parting with or sharing with another possession or occupation of the Premises

3. Notwithstanding the provisions of the Lease the Tenant has requested the Lessor to grant consent to an underletting of the Property to be sublet not being a Permitted Part and at a rent which is below the

         Rent reserved by the Lease and without provisions relating to rent review and without provisions relating to guarantors, rent deposit or bank guarantee and without an absolute covenant against further underletting or assignment which the Lessor has agreed to do on the terms and conditions set out in this Licence.

4. The Lessor the Tenant and the Tenant's Guarantor apprehend that the Guarantee contains an error which the parties have agreed to rectify by this Deed.

B.       OPERATIVE PROVISIONS

1.       In this Licence unless the context otherwise requires:

1.1 The expressions in the first column of the Particulars shall have the meanings given to them in the second column of the Particulars.

1.2 The singular shall include the plural and the masculine shall include the feminine and neuter.

1.3 Where the Tenant and/or Sub-Tenant comprises more than one person the obligations on the part of the Tenant and sub-Tenant shall be joint and several.

1.4 "the Underlease" means an underlease in the form of the draft annexed hereto.

2. The Lessor hereby grants to the Tenant Licence to sub-let the Property to be sub-let upon the terms and conditions set out in the Underlease.

         and for the avoidance of doubt but for the purpose only of this Licence the Lessor hereby waives the provisions of the Lease referred to in the Recitals of this Licence

3.       The Tenant hereby covenants with the Lessor:

         not without the Lessor's consent in writing at any time either expressly or by implication to waive the covenants and conditions to be contained in the Underlease or any of them so far as possible and to enforce the said covenants and conditions upon any breach of any of the said covenants or conditions to re-enter on the Property to be sub-let; and

3.2 that forthwith upon the expiry of the term granted by the Underlease for which consent is hereby given or upon the earlier termination thereof, the Tenant will immediately recover possession of the Property to be sub-let thereby demised; and

3.3 not to accept a surrender of the Underlease without the prior consent in writing of the Lessor such consent not to be unreasonably withheld or delayed; and

3.4 to give notice to the Lessor's solicitors of completion of the Underlease and to pay their reasonable registration fee in that connection and to supply a certified copy of the completed stamped counterpart of the Underlease with such notice.

4.       The Sub-Tenant hereby covenants with the Lessor:

4.1 to observe and perform the covenants on the part of the Tenant contained in the Lease (other than the covenant therein to pay rent and other outgoings) in so far as the same affect or relate to the Property to be sub-let; and

4.2 to observe and perform the covenants on its part contained in the Underlease in so far as the same affect or relate to the Lessor.

5. It is hereby agreed and declared that the condition for re-entry contained in the Lease shall be exerciseable on breach of any of the covenants contained herein as well as upon the happening of any of the events mentioned in the said condition contained in the Lease.

6. This Licence shall not permit any further or other underletting or parting with possession of the Premises or any part thereof and nor shall it otherwise prejudice or affect any of the covenants or conditions contained in the Lease save that the sub-tenant may share possession of the Property to be sub-let with a company being a member of the same Group of Companies as is more particularly set out in the Underlease,

7. This Licence is conditional upon the Underlease being completed and registered with the Lessor's solicitors within three months of the date hereof.

8. This Licence is conditional upon the Tenant and the Sub-Tenant first obtaining an Order of the County Court excluding the provisions of Sections 24 to 28 Landlord and Tenant Act 1954 in relation to the Underlease and unless and until such Court Order shall have been obtained and supplied to the Lessor this Licence shall have no effect.

9. The Guarantee shall henceforth be read and construed as if the words "or underlet" were deleted from the second and third lines of Clause
         1.4.3 but save in this respect the Guarantee shall remain in full force and effect which the Tenant's Guarantor now confirms.

10. It is agreed and declared that the rent payable pursuant to the Underlease shall not be allowable as evidence of comparable open market rent for the purpose of Rent Review as set out in the Fifth Schedule to the Lease or for evidence of comparable open market rent in respect of any other premises occupied by the Tenant or the Sub-Tenant anywhere on the Estate.



THE COMMON SEAL of DANBUILD   )
INVESTMENTS (UK) LIMITED was  )
affixed to this Deed in the   )
presence of:                  )


                                  Director

                                  /s/ Signature Illegible

                                  Secretary

                                  /s/ Signature Illegible

THE COMMON SEAL of ZAMBON     )
(UK) LIMITED was affixed to   )
this deed in the presence of: )


                                  Director

                                  /s/ Signature Illegible

                                  Secretary

                                  /s/ Signature Illegible


EXECUTED as a Deed on          )
behalf of ZAMBON GROUP         )
SP.A. :                        )


                                  Director

                                  /s/ Signature Illegible

                                  Director

                                  /s/ Signature Illegible


THE COMMON SEAL of SYNON       )
EUROPE LTD was affixed to      )
this Deed in the presence of:  )


                                  Director

                                  /s/ D.C. MOORE

                                  Secretary

                                  /s/ V. BHALLA

[SEAL]